                                                                   EXHIBIT 10.1


                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                          dated as of November 13, 2001

                                      among

                           MOBILE STORAGE GROUP, INC.,
                               as the US Borrower,

                         MOBILE STORAGE (U.K.) LIMITED,
                               as the UK Borrower,

                         VARIOUS FINANCIAL INSTITUTIONS,
                                as the US Lenders
                               and the UK Lenders,

                            THE BANK OF NOVA SCOTIA,
                       as the US Agent and Lead Arranger,
                               for the US Lenders,

                            THE BANK OF NOVA SCOTIA,
                        as the UK Agent and Lead Arranger
                               for the UK Lenders,

                         Union Bank of California, N.A.,
                             as Documentation Agent,

                                       and

                         PNC Bank, National association
                              as Syndication Agent

                                TABLE OF CONTENTS



                                                                                                                Page
                                                                                                                ----
                                   ARTICLE I.

                        DEFINITIONS AND ACCOUNTING TERMS

SECTION  1.1.          Defined Terms..............................................................................4
SECTION  1.2.          Use of Defined Terms......................................................................46
SECTION  1.3.          Cross-References..........................................................................46
SECTION  1.4.          Accounting and Financial Determinations...................................................46

                                   ARTICLE II.

                          US COMMITMENTS AND BORROWING

SECTION  2.1. US Commitments.....................................................................................47
      SECTION  2.1.2   US Revolving Loan Commitment and US Swing Line Loan Commitment............................47
      SECTION  2.1.3   US Letter of Credit Commitment............................................................47
      SECTION  2.1.4   US Term Loan Commitment...................................................................48
      SECTION  2.1.5   US Lenders Not Permitted or Required to Make Loans........................................48
      SECTION  2.1.6   US Issuer Not Permitted or Required to Issue US Letters of Credit.........................49
SECTION  2.2. Reduction of the US Commitment Amounts; Reallocation...............................................49
      SECTION  2.2.1   Optional..................................................................................49
      SECTION  2.2.2   Mandatory.................................................................................49
      SECTION  2.2.3   Reallocation..............................................................................50
      SECTION  2.2.4   Intentionally Omitted.....................................................................50
SECTION 2.3. Borrowing Procedures................................................................................50
      SECTION  2.3.1   Borrowings of Loans other than US Swing Line Loans........................................51
      SECTION  2.3.2   US Swing Line Loans.......................................................................51
SECTION  2.4.          Continuation and Conversion Elections.....................................................52
SECTION  2.5.          Funding...................................................................................53
SECTION  2.6.          US Register; US Notes.....................................................................53
SECTION  2.7.          Incremental US Term B Loans...............................................................54

                                  ARTICLE III.

                          UK COMMITMENTS AND BORROWING

SECTION  3.1.  UK Commitments....................................................................................55
      SECTION  3.1.1   UK Revolving Loan Commitment..............................................................55
      SECTION  3.1.2   UK Letter of Credit Commitment............................................................55
      SECTION  3.1.3   UK Term B Loan Commitment.................................................................56
      SECTION  3.1.4   UK Lenders Not Permitted or Required to Make Loans........................................56

      SECTION  3.1.5   UK Issuer Not Permitted or Required to Issue UK Letters of Credit.........................56
SECTION  3.2.          Reduction of the UK Commitment Amounts; Reallocation......................................57
      SECTION  3.2.1   Optional..................................................................................57
      SECTION  3.2.2   Reallocation..............................................................................57
SECTION  3.3.          Borrowing Procedures......................................................................57
      SECTION  3.3.1   Borrowings UK Loans.......................................................................57
SECTION  3.4.          Interest Period Elections.................................................................58
SECTION  3.5.          Funding...................................................................................58
SECTION  3.6.          UK Register; UK Notes.....................................................................58

                                   ARTICLE IV.

                    US AND UK LETTER OF CREDIT SUBFACILITIES

SECTION  4.1.  Issuance Procedures...............................................................................60
      SECTION  4.1.1   Other Lenders' Participation..............................................................60
      SECTION  4.1.2   Disbursements; Conversion to Loans........................................................61
      SECTION  4.1.3   Reimbursement.............................................................................61
      SECTION  4.1.4   Deemed Disbursements......................................................................62
      SECTION  4.1.5   Nature of Reimbursement Obligations.......................................................62

                                   ARTICLE V.

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION  5.1.  Repayment and Prepayments; Application............................................................63
      SECTION  5.1.1   Repayments and Prepayments................................................................63
      SECTION  5.1.2   Application...............................................................................69
SECTION  5.2.          Interest Provisions.......................................................................70
      SECTION  5.2.1   Rates.....................................................................................70
      SECTION  5.2.2   Post-Maturity Rates.......................................................................70
      SECTION  5.2.3   Payment Dates.............................................................................70
SECTION  5.3.          Fees......................................................................................71
      SECTION  5.3.1   Commitment Fee............................................................................71
      SECTION  5.3.2   US Agent's Fees...........................................................................71
      SECTION  5.3.3   Amendment and Restatement Fee.............................................................72

                                   ARTICLE VI.

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

SECTION  6.1.          LIBO Rate Lending Unlawful................................................................72
SECTION  6.2.          Deposits Unavailable......................................................................73
SECTION  6.3.          Increased Loan Costs, etc.................................................................73
SECTION  6.4.          Funding Losses............................................................................74
SECTION  6.5.          Increased Capital Costs...................................................................74

SECTION  6.6.          Taxes.....................................................................................75
SECTION  6.7.          Payments, Computations, etc...............................................................77
SECTION  6.8.          Sharing of Payments.......................................................................77
SECTION  6.9.          Setoff....................................................................................78
SECTION  6.10.         Lender's Duty to Mitigate.................................................................78
SECTION  6.11.         Replacement of Lenders....................................................................79
SECTION  6.12.         Provisions Relating to UK Loans...........................................................79

                                  ARTICLE VII.

                         CONDITIONS TO CREDIT EXTENSIONS

SECTION  7.1.          Initial Credit Extension..................................................................80
      SECTION  7.1.1   Resolutions, etc..........................................................................80
      SECTION  7.1.2   Acquisition Documents.....................................................................80
      SECTION  7.1.3   Acquisition Certificate...................................................................80
      SECTION  7.1.4   Consummation of Merger....................................................................81
      SECTION  7.1.5   Closing Date Certificate..................................................................81
      SECTION  7.1.6   Delivery of Notes.........................................................................81
      SECTION  7.1.7   Compliance Certificate....................................................................81
      SECTION  7.1.8   Payment of Outstanding Indebtedness, etc..................................................81
      SECTION  7.1.9   Pledge Agreements.........................................................................81
      SECTION  7.1.10  Security Agreements.......................................................................82
      SECTION  7.1.11  Acquisition Price.........................................................................82
      SECTION  7.1.12  Financial Information.....................................................................82
      SECTION  7.1.13  Solvency, etc.............................................................................83
      SECTION  7.1.14  Equity Contribution; 12% Subordinated Notes and Preferred Stock...........................83
      SECTION  7.1.15  Closing Fees, Expenses, etc...............................................................83
      SECTION  7.1.16  Trademark Security Agreements, Copyright Security Agreement, Patent Security Agreement....83
      SECTION  7.1.17  Litigation................................................................................84
      SECTION  7.1.18  Material Adverse Change...................................................................84
      SECTION  7.1.19  Reliance Letters..........................................................................84
      SECTION  7.1.20  Third Party Consents......................................................................84
      SECTION  7.1.21  Stock Repurchase..........................................................................84
      SECTION  7.1.22  No Pledges................................................................................84
      SECTION  7.1.23  Mortgage..................................................................................84
      SECTION  7.1.24  Evidence of Other Debt....................................................................85
      SECTION  7.1.25  Guaranty Agreements.......................................................................85
      SECTION  7.1.26  Opinions of Counsel.......................................................................85
      SECTION  7.1.27  Delayed Deliveries........................................................................86
SECTION  7.2.          All Credit Extensions.....................................................................86
      SECTION  7.2.1   Compliance with Warranties, No Default, etc...............................................86
      SECTION  7.2.2   Credit Extension Request..................................................................86
SECTION  7.3.          Amendment and Restatement.................................................................86

                                  ARTICLE VIII.

                         REPRESENTATIONS AND WARRANTIES


SECTION  8.1.          Organization, etc.........................................................................89
SECTION  8.2.          Due Authorization, Non-Contravention, etc.................................................90
SECTION  8.3.          Government Approval, Regulation, etc......................................................90
SECTION  8.4.          Validity, etc.............................................................................90
SECTION  8.5.          Financial Information.....................................................................91
SECTION  8.6.          Litigation, Labor Controversies, etc......................................................91
SECTION  8.7.          Subsidiaries..............................................................................91
SECTION  8.8.          Ownership of Properties...................................................................91
SECTION  8.9.          Taxes.....................................................................................92
SECTION  8.10.         Pension and Welfare Plans.................................................................92
SECTION  8.11.         Environmental Warranties..................................................................92
SECTION  8.12.         Regulations U and X.......................................................................93
SECTION  8.13.         Accuracy of Information...................................................................93
SECTION  8.14.         Seniority of Obligations, etc.............................................................94
SECTION  8.15.         Solvency..................................................................................94
SECTION  8.16.         Original Representations..................................................................94

                                   ARTICLE IX.

                                    COVENANTS

SECTION  9.1.          Affirmative Covenants.....................................................................94
      SECTION  9.1.1   Financial Information, Reports, Notices, etc..............................................94
      SECTION  9.1.2   Compliance with Laws, etc.................................................................96
      SECTION  9.1.3   Maintenance of Properties and Contains....................................................96
      SECTION  9.1.4   Insurance.................................................................................96
      SECTION  9.1.5   Books and Records.........................................................................97
      SECTION  9.1.6   Environmental Covenant....................................................................97
      SECTION  9.1.7   Future Subsidiaries.......................................................................98
      SECTION  9.1.8   Future Leased Property and Future Acquisitions of Real Property...........................99
      SECTION  9.1.9   Use of Proceeds, etc.....................................................................100
      SECTION  9.1.10  Hedging Obligations......................................................................101
      SECTION  9.1.11  US Borrower UK Pledge Agreement..........................................................101
      SECTION  9.1.12  Intentionally Omitted....................................................................101
SECTION  9.2.          Negative Covenants.......................................................................101
      SECTION  9.2.1   Business Activities......................................................................101
      SECTION  9.2.2   Indebtedness.............................................................................101
      SECTION  9.2.3   Liens....................................................................................104
      SECTION  9.2.4   Financial Condition......................................................................105
      SECTION  9.2.5   Investments..............................................................................108
      SECTION  9.2.6   Restricted Payments, etc.................................................................110

      SECTION  9.2.7   Capital Expenditures, etc................................................................111
      SECTION  9.2.8   Consolidation, Merger, etc...............................................................112
      SECTION  9.2.9   Asset Dispositions, etc..................................................................113
      SECTION  9.2.10  Modification of Certain Agreements.......................................................114
      SECTION  9.2.11  Transactions with Affiliates.............................................................114
      SECTION  9.2.12  Negative Pledges, Restrictive Agreements, etc............................................114
      SECTION  9.2.13  Sale and Leaseback.......................................................................115
      SECTION  9.2.14  Subordinated Notes.......................................................................115
      SECTION  9.2.15  Payments Under Windward Management Agreement.............................................116
      SECTION  9.2.16  Loan Stock...............................................................................116

                                   ARTICLE X.

                                EVENTS OF DEFAULT

SECTION  10.1.         Listing of Events of Default.............................................................116
      SECTION  10.1.1  Non-Payment of Obligations...............................................................116
      SECTION  10.1.2  Breach of Warranty.......................................................................116
      SECTION  10.1.3  Non-Performance of Certain Covenants and Obligations.....................................117
      SECTION  10.1.4  Non-Performance of Other Covenants and Obligations.......................................117
      SECTION  10.1.5  Default on Other Indebtedness............................................................117
      SECTION  10.1.6  Judgments................................................................................117
      SECTION  10.1.7  Pension Plans............................................................................117
      SECTION  10.1.8  Change in Control........................................................................117
      SECTION  10.1.9  Bankruptcy, Insolvency, etc..............................................................117
      SECTION  10.1.10 Impairment of Security, etc..............................................................119
      SECTION  10.1.11 Subordinated Notes.......................................................................119
      SECTION  10.1.12 Redemption...............................................................................119
SECTION  10.2.         Action if Bankruptcy, etc................................................................119
SECTION  10.3.         Action if Other Event of Default.........................................................120

                                   ARTICLE XI.

                                   THE AGENTS

SECTION  11.1.         Actions..................................................................................120
SECTION  11.2.         Funding Reliance, etc....................................................................121
SECTION  11.3.         Exculpation..............................................................................121
SECTION  11.4.         Successor................................................................................121
SECTION  11.5.         Credit Extensions by each Agent..........................................................122
SECTION  11.6.         Credit Decisions.........................................................................122
SECTION  11.7.         Copies, etc..............................................................................122
SECTION  11.8.         The Co-Agents............................................................................122

                                  ARTICLE XII.

                            MISCELLANEOUS PROVISIONS

SECTION  12.1.         Waivers, Amendments, etc.................................................................122
SECTION  12.2.         Notices..................................................................................123
SECTION  12.3.         Payment of Costs and Expenses............................................................124
SECTION  12.4.         Indemnification..........................................................................124
SECTION  12.5.         Survival.................................................................................126
SECTION  12.6.         Severability.............................................................................126
SECTION  12.7.         Headings.................................................................................126
SECTION  12.8.         Execution in Counterparts, Effectiveness, etc............................................126
SECTION  12.9.         Governing Law; Entire Agreement..........................................................127
SECTION  12.10.        Successors and Assigns...................................................................127
SECTION  12.11.        Sale and Transfer of Loans and Notes; Participations in Loans and Notes..................127
      SECTION  12.11.1         Assignments......................................................................127
      SECTION  12.11.2         Participations...................................................................129
SECTION  12.12.        Other Transactions.......................................................................130
SECTION  12.13.        Forum Selection and Consent to Jurisdiction..............................................130
SECTION  12.14.        Waiver of Jury Trial.....................................................................131
SECTION  12.15.        Confidentiality..........................................................................131
SECTION  12.16.        Special Funding Option...................................................................132
SECTION  12.17.        Judgment Currency........................................................................133

                      AMENDED AND RESTATED CREDIT AGREEMENT

        THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 13, 2001, is among MOBILE STORAGE GROUP, INC., a California corporation (the "US Borrower"), MOBILE STORAGE (U.K.) LIMITED, a company organized under the laws of England with registered number 3836369 (the "UK Borrower", and together with the US Borrower, the "Borrowers" and each a "Borrower"), the various financial institutions as are or may become parties hereto which extend a Commitment (such term and other capitalized terms being used herein with the meanings provided in
Section 1.1) under the US Credit Facilities (collectively with any Person becoming an Assignee Lender in respect of any US Loans, the "US Lenders"), the various financial institutions as are or may become parties hereto which extend a Commitment under the UK Credit Facilities or acquire Loans under the UK Credit Facilities (collectively with any Person becoming an Assignee Lender in respect of any UK Loans, the "UK Lenders", and together with the US Lenders, the "Lenders"), THE BANK OF NOVA SCOTIA ("Scotiabank"), as agent and lead arranger for the US Lenders under the US Credit Facilities (in such capacity, the "US Agent"), Scotiabank, currently acting through its executive offices in London, England, as agent and lead arranger for the UK Lenders under the UK Credit Facilities (in such capacity, the "UK Agent"), Union Bank of California, N.A., as Documentation Agent, and PNC Bank, National Association, as Syndication Agent.

                                    RECITALS:

         WHEREAS, the Windward Group and certain affiliates thereof have acquired a majority interest in the US Borrower and consummated the acquisition (the "Mobile Acquisition") of additional common stock of the US Borrower.

        WHEREAS, the Mobile Acquisition was accomplished through a merger (the "Merger") under the terms of the Merger Agreement of an Affiliate of Windward Capital Partners II, L.P. into the US Borrower, with the US Borrower being the surviving corporation, and the acquisition of certain shares of common stock of the US Borrower contemporaneously therewith.

        WHEREAS, the UK Borrower previously acquired (the "UK Acquisition") all the Capital Stock of Astro Space Limited, Combined Container Agencies Ltd., Container Hire Limited, Container Sales & Hire Limited, and Celtic Plant Limited, each organized under the laws of England (collectively, the "UK Target Subsidiaries").

        WHEREAS, following the Mobile Acquisition the US Borrower also acquired all of the Capital Stock of the UK Borrower.

        WHEREAS, the US Borrower also acquired (the "Action Acquisition", and, together with the UK Acquisition and the Mobile Acquisition, the "Acquisitions") all of the Capital Stock of Action Truck & Trailers of Dallas, Inc., a Texas corporation, Alliance Trailers, Inc., a Texas corporation, Omni Systems Ltd., an Oklahoma corporation and Action Truck & Trailers of Houston, Inc., a Texas corporation (collectively, the "Action Subsidiaries", and collectively with the UK Target Subsidiaries, the "Target Subsidiaries").

        WHEREAS, as a result of the Acquisitions, the US Borrower, directly or indirectly, owns all the Voting Stock of the Target Subsidiaries, and the Windward Group owns approximately 70% of the outstanding common stock of the US Borrower.

        WHEREAS, the Borrowers and their various Subsidiaries are primarily engaged in the business of renting and selling of storage containers and cartage trailers.

        WHEREAS, in connection with the Acquisitions and the ongoing working capital and general corporate needs of the Borrowers and their Subsidiaries, the Borrowers desired to obtain:

                (i) from the US Lenders, a US Term A Loan Commitment pursuant to which Borrowings of Term Loans will be made in a maximum, original principal amount of $55,000,000 to the US Borrower in a single Borrowing to occur on the Closing Date;

                (ii) from the US Lenders, a US Term B Loan Commitment pursuant to which Borrowings of Term Loans will be made in a maximum, original principal amount of $15,000,000 to the US Borrower in a single Borrowing to occur on the Closing Date;

                (iii) from the UK Lenders, a UK Term B Loan Commitment pursuant to which Borrowings of Term Loans will be made in a maximum, original principal amount denominated in British Pounds Sterling or other lawful currency of the United Kingdom (including the Euro) ("UKpound sterling") of UKpound sterling 6,631,299.73 to the UK Borrower in a single Borrowing to occur on the Closing Date;

                (iv) from the US Lenders, a US Revolving Loan Commitment (to include availability for US Revolving Loans, US Swing Line Loans and US Letters of Credit) pursuant to which Borrowings of Revolving Loans, initially in a principal amount not to exceed $55,000,000 and subject to periodic increases (but the sum of the UK Revolving Facility and the US Revolving Facility will not exceed the US $ Equivalent of $60,000,000) or decreases, will be made to the US Borrower from time to time on and subsequent to the Closing Date but prior to the US Revolving Loan Commitment Termination Date;

                (v) from the US Lenders, a US Letter of Credit Commitment pursuant to which the US Issuer will issue Letters of Credit for the account of the US Borrower from time to time on and subsequent to the Closing Date but prior to the US Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed $10,000,000 (provided that the aggregate outstanding principal amount of US Revolving Loans, US Swing Line Loans and US Letter of Credit Outstandings at any time shall not exceed the then existing US Revolving Loan Commitment Amount);

                (vi) from the US Lenders, a US Swing Line Loan Commitment pursuant to which Borrowings of US Swing Line Loans in an aggregate outstanding principal amount not to exceed $5,000,000 will be made on and subsequent to the Closing Date but prior to the US Revolving Loan Commitment Termination Date (provided that the aggregate outstanding principal amount of US Swing Line Loans, US Revolving Loans and US

        Letter of Credit Outstandings at any time shall not exceed the then existing US Revolving Loan Commitment Amount);

                (vii) from the UK Lenders, a UK Revolving Loan Commitment (to include availability for UK Revolving Loans and UK Letters of Credit) denominated in UKpound sterling, initially in the US $ Equivalent of $5,000,000 and subject to periodic increases (but the UK Revolving Facility will not exceed the US $ Equivalent of $10,000,000 and the sum of the UK Revolving Facility and the US Revolving Facility will not exceed the US $ Equivalent of $60,000,000) or decreases, will be made to the UK Borrower from time to time on and subsequent to the Closing Date but prior to the UK Revolving Loan Commitment Termination Date; and

                (viii) from the UK Lenders, a UK Letter of Credit Commitment pursuant to which the UK Issuer will issue UK Letters of Credit for the account of the UK Borrower from time to time on and subsequent to the Closing Date but prior to the UK Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed $2,500,000 (provided that the aggregate outstanding principal amount of UK Revolving Loans and UK Letter of Credit Outstandings at any time shall not exceed the then existing UK Revolving Loan Commitment Amount);

with all the proceeds of the Credit Facilities to be used for the purposes set forth in Section 9.1.9.

        WHEREAS, the Lenders extended such Commitments and made such Loans to the Borrowers pursuant to a Credit Agreement dated as of June 30, 2000 (the "Original Credit Agreement") among the Borrowers, the Lenders and the Agents;

        WHEREAS, the parties to the Original Credit Agreement wish to amend and restate the Original Credit Agreement in its entirety as set forth herein;

        WHEREAS, pursuant to the Agreement for the Sale and Purchase by Auction of Raven Hire Limited dated on or about November 13, 2001 among Dudley Stuart Thompson and others and Freepeak Limited, a wholly owned subsidiary of the US Borrower ("Freepeak Limited"), as in effect on the date hereof (the "Acquisition Agreement"), on or about November 13, 2001 Freepeak Limited will acquire all of the issued and outstanding equity securities of Raven Hire Limited (the "Raven Acquisition");

        WHEREAS, as a result of the Raven Acquisition, Freepeak Limited will directly or indirectly own all of the Voting Stock of Raven Hire Limited;

        WHEREAS, the US Borrower will contribute all of the issued and outstanding equity securities of the UK Borrower to the capital of Freepeak Limited and the UK Borrower and Raven Hire Limited and certain Subsidiaries of Raven Hire Limited will merge with and into Freepeak Limited with Freepeak Limited being the surviving corporation of such merger and thereafter being known as Mobile Storage (U.K.) Limited;

        NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I.

                        DEFINITIONS AND ACCOUNTING TERMS

        SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and Recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

        "Acquisition Agreement" is defined in the Recitals.

        "Acquisitions" is defined in the Recitals.

        "Action Acquisition" is defined in the Recitals.

        "Action Purchase Agreement" shall mean the purchase or other acquisition agreement relating to the Action Acquisition.

        "Action Subsidiaries" is defined in the Recitals.

        "Additional Cash Pay Subordinated Notes" means notes evidencing Additional Cash Pay Subordinated Debt.

        "Additional Cash Pay Subordinated Debt" is defined in Section 9.2.2(m).

        "Additional Lender" is defined in Section 2.7.

        "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

        (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

        (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

        "Agent" means the US Agent, the UK Agent and the Collateral Agent.

        "Agreement" means, on any date, this Amended and Restated Credit Agreement as originally in effect on the Amendment and Restatement Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

        "Amendment Fee" is defined in Section 5.3.3.

        "Amendment and Restatement Effective Date" means the date the amendment and restatement effected by this Agreement becomes effective pursuant to Section 12.8.

        "Amendment and Restatement Fee Letter" means that certain confidential letter, dated September 14, 2001, from Scotiabank to the Borrowers relating to, among other things, certain fees to be paid in connection with this Agreement.

        "Applicable Commitment Fee Margin" means at all times during the applicable periods set forth below with respect to the commitment fee payable to the US Lenders or the UK Lenders, as the case may be, pursuant to Section 5.3.1, the applicable percentage set forth below under the column entitled "Applicable Commitment Fee Margin":

                                                        Applicable Commitment
                   Leverage Ratio                              Fee Margin
                   --------------                       ---------------------
                      >/= 3.50                                   .500%
                      < 3.50x                                    .375%

        The Leverage Ratio used to compute the Applicable Commitment Fee Margin shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the US Borrower to the US Agent pursuant to clause (c) of
Section 9.1.1 (provided, however, the Applicable Commitment Fee Margin for the period from the Effective Date through (and including) the date on which the US Agent receives a Compliance Certificate in respect of the Fiscal Quarter ended September 30, 2000 delivered pursuant to clause (c) of Section 9.1.1 shall be 0.50%); provided that changes in the Applicable Commitment Fee Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the US Borrower to the US Agent of a new Compliance Certificate pursuant to clause
(c) of Section 9.1.1. If the US Borrower shall fail to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter (or within 90 days, in the case of the last Fiscal Quarter of the Fiscal Year) as required pursuant to clause (c) of Section 9.1.1, the Applicable Commitment Fee Margin from and including the 46th (or 91st, as the case may be) day after the end of such Fiscal Quarter to but not including the date the US Borrower delivers to the US Agent a Compliance Certificate shall conclusively equal the next higher Applicable Commitment Fee Margin from the Applicable Commitment Fee Margin (or if there is none higher, such Applicable Commitment Fee Margin) that was in effect when the last Compliance Certificate was so delivered by US Borrower to the US Agent.

        "Applicable Margin" means at all times during the applicable periods set forth below,

        (a) (i) with respect to the unpaid principal amount of each US Revolving Loan and each US Term A Loan maintained as a (x) US Base Rate Loan, the applicable percentage set forth below under the column entitled "US Alternate Base Rate Margin", and (y) US LIBO Rate Loan, the applicable percentage set forth below under the column entitled "LIBOR Margin" and (ii) with respect to the unpaid principal amount of each UK Revolving Loan, the applicable percentage set forth below under the column entitled "LIBOR Margin":

=========================================================================================================
                                     Applicable Margins
                            (Revolving Loans and US Term A Loans)
---------------------------------------------------------------------------------------------------------
       Leverage Ratio                   LIBOR Margin                        US Alternate Base Rate Margin
=========================================================================================================
         >/= 3.50x                           3.00%                                       2.00%

         >/= 3.00x but                       2.75%                                       1.75%
           < 3.50x

         >/= 2.50x but                       2.25%                                       1.25%
           < 3.00x

           < 2.50x                           2.00%                                       1.00%
=========================================================================================================

        (b) (i) with respect to the unpaid principal amount of each US Term B Loan maintained as a (x) US Base Rate Loan, the applicable percentage set forth below under the column entitled "US Alternate Base Rate Margin " and (y) US LIBO Rate Loan, the applicable percentage set forth below under the column entitled "LIBOR Margin" and (ii) with respect to the unpaid principal amount of each UK Term B Loan, the applicable percentage set forth below under the column entitled "LIBOR Margin":


=========================================================================================================
                                    Applicable Margins
                                      (Term B Loans)
---------------------------------------------------------------------------------------------------------
        Leverage Ratio                  LIBOR Margin                        US Alternate Base Rate Margin
=========================================================================================================
          >/= 3.00                         3.75%                                        2.75%

            < 3.00                         3.50%                                        2.50%
=========================================================================================================

        The Leverage Ratio used to compute the Applicable Margin shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the US Borrower to the US Agent pursuant to clause (c) of Section 9.1.1 (provided, however, the Applicable Margin for the period from the Effective Date through (and including) the date on which the US Agent receives a Compliance Certificate in respect of the Fiscal Quarter ended December 31, 2000 delivered pursuant to clause (c) of Section 9.1.1 shall be (i) 2.00% per annum in the case of US Revolving Loans and US Term A Loans maintained as US Base Rate Loans, (ii) 3.00% per annum in the case of US Revolving Loans and US Term A Loans maintained as US LIBO Rate Loans, (iii) 2.75% per annum in the case of US Term B Loans maintained as US Base Rate Loans, (iv) 3.75% per annum in the case of US Term B Loans maintained as LIBO Rate Loans, (v) 3.00% per annum in the case of UK Revolving Loans maintained as UK LIBO Rate Loans, and (vi) 3.75% per annum in the case of UK Term B Loans maintained as UK LIBO Rate Loans); provided that changes in the Applicable Margins resulting from a change in the Leverage Ratio shall become effective upon delivery by US Borrower to the Agents of a new Compliance Certificate pursuant to clause (c) of Section 9.1.1. If any Borrower shall fail to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter (or within 90 days, in the case of the last Fiscal Quarter of the Fiscal Year) as required pursuant to clause (c) of Section 9.1.1, the Applicable Margins for such Borrower, from and including the 46th (or 91st, as the case may be) day after the end of such Fiscal Quarter to but not including the date such Borrower delivers to such Agent a Compliance Certificate, shall conclusively equal the next higher of the Applicable Margins from the Applicable Margins table above (or if there is none higher, such Applicable Margin that was in effect when the last Compliance Certificate was so delivered by such Borrower to such Agent).

        "Approved Fund" means, with respect to any Lender that is a fund or other investment vehicle that invests (in whole or in part) in bank loans, any other fund or investment vehicle that invests (in whole or in part) in bank loans and is managed or advised by the same investment advisor as such Lender or by an affiliate of such investment advisor.

        "Assignee Lender" is defined in Section 12.11.1.

        "Authorized Officer" means, relative to any Borrower and any other Obligor, those of its officers or managing members (in the case of a limited liability company) whose signatures and incumbency shall have been certified to the Agents and the Lenders pursuant to Section 7.1.1 or in a subsequently delivered certificate of incumbency.

        "Borrowers" is defined in the preamble.

        "Borrowing" means the Loans of the same Type and, in the case of US LIBO Rate Loans or UK LIBO Rate Loans, having the same Interest Period made by all US Lenders or UK Lenders, respectively, on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.3 or Section 3.3, respectively.

        "Borrowing Request" means a US Borrowing Request or a UK Borrowing Request.

        "Business Day" means any day which is not a Saturday or Sunday and:

        (a) relative to matters under the US Credit Facilities, which is not a legal holiday on which banks are authorized or required to be closed in New York, New York;

        (b) relative to matters under the UK Credit Facilities, which is any day normally treated as a business day in London, England;

        (c) relative to the making, continuing, prepaying or repaying of any US LIBO Rate Loans, which is a Business Day described in clause (a) above and which is also a day on which dealings in US Dollars are carried on in the interbank eurodollar market of the US Agent's LIBOR Office; and

        (d) relative to the making, continuing, prepaying or repaying of any UK LIBO Rate Loans, any day which is a Business Day described in clause (b) above and which is also a day on which dealings in UKpound sterling are carried on in the London interbank market for UKpound sterling deposits.

        "Capital Expenditures" means for any period, the sum, without duplication, of

        (a) the aggregate amount of all expenditures of the US Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

        (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

        Notwithstanding the foregoing, Capital Expenditures shall not include
(i) equipment or other property which is purchased simultaneously or substantially concurrently with the trade-in of existing equipment or property owned by the US Borrower and its Subsidiaries to the extent of the trade-in credit with respect to the equipment or property being traded-in, (ii) expenditures with proceeds of assets sold, transferred or otherwise disposed of (other than through leases) in accordance with this Agreement to the extent such expenditures do not exceed the book value of such assets, (iii) expenditures of Casualty Proceeds and (iv) amounts expended in connection with Permitted Acquisitions.

        "Capital Stock" means, (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type. For the avoidance of doubt, Capital Stock does not include the Loan Stock.

        "Capitalized Lease Liabilities" means, without duplication, all monetary obligations of the US Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

        "Cash Equivalent Investment" means, at any time:

        (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

        (b) commercial paper, maturing not more than one year from the date of issue, which is issued by

                (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-2 by S&P or P-2 by Moody's, or

                (ii) any Lender (or its holding company);

        (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

                (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $250,000,000, or

                (ii) any Lender;

        (d) short-term tax-exempt securities rated not lower than MIG-1/1+ by either Moody's or S&P with provisions for liquidity or maturity accommodations of 183 days or less;

        (e) any money market or similar fund the assets of which are comprised exclusively of any of the items specified in clauses (a) through (d) above and as to which withdrawals are permitted at least every 90 days; or

        (f) in the case of any Non-U.S. Subsidiary, investments of the type and maturity described in clauses (a) through (e) above of foreign obligors, which investments or obligors (or the direct or indirect parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies.

        "Casualty Event" means the damage, destruction or condemnation, as the case may be, of property of the US Borrower or any of its Subsidiaries.

        "Casualty Proceeds" means, with respect to any Casualty Event, the net amount of any insurance proceeds or condemnation awards received by the Borrowers or any of its Subsidiaries in connection with such Casualty Event (excluding all costs and expenses incurred in collecting such insurance proceeds or condemnation awards), but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first-priority Lien permitted by Section 9.2.3 on the property which is the subject of such Casualty Event.

        "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

        "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

        "Change in Control" means

        (a) prior to a public offering of stock by the US Borrower under the Securities Act of 1933, as amended (an "IPO"), the failure of the Windward Group to beneficially own in the aggregate, free and clear of all Liens, at least 50% of the outstanding shares of Voting Stock of the US Borrower on a fully diluted basis (except for dilution resulting from issuance of incentive Capital Stock to management);

        (b) after an IPO, (i) the failure of the Windward Group to beneficially own in the aggregate free and clear of all Liens, at least 30% of the outstanding Voting Stock of the US Borrower on a fully diluted basis, (ii) the acquisition, directly or indirectly, by any person or group (as defined in Section 13(d)(3) under the Exchange Act) (other than any member or members of the Windward Group) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of a percentage of the outstanding Voting Stock of the US Borrower that exceeds in the aggregate the percentage of Voting Stock then beneficially owned and controlled, directly or indirectly, by the Windward Group or (iii) the board of directors of the US Borrower shall not consist of a majority of "Continuing Directors" (such term being defined as directors of the US Borrower on the Closing

Date and each other director, if such other director's nomination for election to the board of directors is recommended by a majority of the then Continuing Directors or is recommended by a committee of the board of directors, a majority of which is composed of the then Continuing Directors or if such other director receives the affirmative vote of the Windward Group);

        (c) so long as the UK Credit Facilities have not been terminated or there are any Obligations owing by an Obligor with respect to the UK Credit Facilities (other than in the case where the UK Credit Facilities are being terminated and all Obligations in respect of the UK Facilities are being repaid or cash collateralized on terms reasonably satisfactory to the UK Agent contemporaneously with the diminution of the US Borrower's ownership in the UK Borrower), the failure of the US Borrower to directly or indirectly own beneficially and of record all of the outstanding Voting Stock of the UK Borrower on a fully diluted basis, such Voting Stock to be held free and clear of all Liens except in favor of the Secured Parties; or

        (d) the occurrence (whether before or after an IPO) of a "Change of Control" as defined in any Permitted Subordinated Debt, or any provision which requires the repurchase or offer to repurchase of any Permitted Subordinated Debt upon a change in ownership of the US Borrower.

        "Closing Date" means the date of the initial Credit Extension under the Original Credit Agreement (June 30, 2000).

        "Closing Date Certificate" means a certificate of an Authorized Officer of, in the case of the US Borrower, the US Borrower, substantially in the form of Exhibit F-1 hereto, and, in the case of the UK Borrower, the UK Borrower, substantially in the form of Exhibit F-2 hereto, in each case delivered pursuant to Section 7.1.5.

        "Co-Agent" means each of the Documentation Agent and the Syndication Agent.

        "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

        "Collateral" means, collectively, all Real Property and personal property in which Liens are purported to be granted pursuant to the Mortgages and the Security Agreements.

        "Collateral Agent" means The Bank of Nova Scotia in its capacity as collateral agent under the Security Documents.

        "Commitment" means, as the context may require, a US Lender's US Term A Loan Commitment, US Term B Loan Commitment, US Revolving Loan Commitment or US Letter of Credit Commitment, a US Issuer's US Letter of Credit Commitment, the US Swing Line Lender's US Swing Line Loan Commitment, a UK Lender's UK Term B Loan Commitment, UK Revolving Loan Commitment or UK Letter of Credit Commitment or a UK Issuer's UK Letter of Credit Commitment.

        "Commitment Amount" means, as the context may require, the US Term A Loan Commitment Amount, the US Term B Loan Commitment Amount, the US Revolving Loan Commitment Amount, the US Letter of Credit Commitment Amount, the US Swing Line Loan

Commitment Amount, the UK Term B Loan Commitment Amount, the UK Revolving Loan Commitment Amount, or the UK Letter of Credit Commitment Amount.

        "Commitment Termination Date" means, as the context may require, the US Revolving Loan Commitment Termination Date, the US Term A Loan Commitment Termination Date, the US Term B Loan Commitment Termination Date, the UK Revolving Loan Commitment Termination Date or the UK Term B Loan Commitment Termination Date.

        "Commitment Termination Event" means

        (a) the occurrence of any Event of Default described in clauses (a) through (c) of Section 10.1.9; or

        (b) the occurrence and continuance of any other Event of Default and either

                (i) the declaration of the Loans to be due and payable pursuant to Section 10.3, or

                (ii) in the absence of such declaration, (x) with respect to the US Credit Facilities, the giving of notice by the US Agent, acting at the direction of the Required Lenders, to the US Borrower that the Commitments have been terminated; and (y) with respect to the UK Credit Facilities, the giving of notice by the UK Agent, acting at the direction of the Required Lenders, to the UK Borrower that the Commitments have been terminated.

        "Compliance Certificate" means a certificate duly completed and executed by an Authorized Officer of the US Borrower, substantially in the form of Exhibit E hereto, as amended, supplemented, amended and restated or otherwise modified from time to time, together with such changes thereto as the Agents may from time to time reasonably request for the purpose of monitoring the US Borrower's compliance with the financial covenants contained herein.

        "Consolidated Net Worth" means, at any date, the consolidated net worth of the US Borrower and its Subsidiaries determined in accordance with GAAP, which shall include the liquidation value of any preferred Capital Stock (provided that in calculating consolidated net worth of the US Borrower and its Subsidiaries, the cumulative effect of any writedown of goodwill pursuant to FASB 142 shall be disregarded).

        "Container Utilization Rate" means the percentage of the Lease Fleet subject to a written lease of storage containers or cartage trailers between the US Borrower or any of its Subsidiaries, as lessor, and such lessor's customer, as lessee, which lease (i) is in such lessor's standard form, (ii) has not been referred to a Person for collection and (iii) has not had any material default in existence for a period in excess of 120 days.

        "Contingent Obligation" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person or any obligation or any other liability of any other Person except a

Subsidiary (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Obligation shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

        "Controlled Group" means all entities (whether or not incorporated) which are under common control with any Borrower within the meaning of Section 4001 of ERISA or are treated as a single employer with any Borrower under
Section 414 of the Code.

        "Copyright Security Agreement" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit C to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

        "Credit Extension" means, as the context may require, a UK Credit Extension or a US Credit Extension.

        "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

        "Credit Facilities" means the US Credit Facilities and the UK Credit Facilities.

        "Current Assets" means, on any date, without duplication, all assets (other than cash) which, in accordance with GAAP, would be included as current assets on a consolidated balance sheet of the US Borrower and its Subsidiaries at such date as current assets ).

        "Current Liabilities" means, on any date, without duplication, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of the US Borrower and its Subsidiaries at such date, excluding current maturities of Indebtedness.

        "Debt" means the outstanding principal amount of all Indebtedness of the US Borrower and its Subsidiaries of the type referred to in clauses (a), (b),
(c) and (e) of the definition of "Indebtedness" and any Contingent Obligation in respect thereof.

        "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

        "Designated Mortgaged Property" is defined in Section 7.1.23.

        "Disbursement" is defined in Section 4.1.2.

        "Disbursement Date" is defined in Section 4.1.2.

        "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrowers with the written consent of the Required Lenders.

        "Dollar", "US Dollar" and "$" each mean the lawful money of the United States.

        "Domestic Office" means,

        (a) relative to any US Lender, the office of such Lender designated as such Lender's "Domestic Office" below its signature hereto or in a Lender Assignment Agreement, or such other office of a US Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto, and

        (b) relative to any UK Lender, the office of such Lender designated as such Lender's "Domestic Office" below its signature hereto or in a Lender Assignment Agreement, or such other office of a UK Lender (or any successor or assign of such Lender) within England as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

        "Dual Lenders" means, collectively, those US Lenders that also are UK Lenders.

        "EBITDA" means, for any applicable period, the sum (without duplication) of

        (a) Net Income,

plus

        (b) the amount deducted, in determining Net Income, representing amortization,

plus

        (c) the amount deducted, in determining Net Income, of all income taxes (whether paid or deferred) of the US Borrower and its Subsidiaries,

plus

        (d) Interest Expense,

plus

        (e) the amount deducted, in determining Net Income, representing depreciation of assets,

plus

        (f) an amount equal to the amount of all non-cash expenses and charges deducted in arriving at Net Income,

plus

        (g) any loss associated with the sale or write-down of assets not in the ordinary course of business and other extraordinary or nonrecurring charges (including any writedown of goodwill pursuant to FASB 142), plus

        (h) the amount deducted, in determining Net Income, of any one time expenses or fees incurred in connection with the Transactions (including, without limitation, the Acquisitions) and fees and expenses incurred in connection with the Raven Acquisition in an amount not to exceed $3,615,000, plus

        (i) the amount deducted, in determining Net Income, of any management fees and expenses payable under the Windward Management Agreement,

minus

        (j) an amount equal to the amount of all non-cash credits included in arriving at Net Income.

        If during any test period for which EBITDA is being determined any Permitted Acquisition shall have been consummated then, for all purposes of this Agreement (other than the computation of Excess Cash Flow), EBITDA shall be determined on a pro forma basis as if such Permitted Acquisition shall have been consummated on the first day of such test period.

        "Effective Date" means the date the Original Credit Agreement became effective (June 30, 2000).

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections thereto.

        "Environment" means the air (including, without limitation, the air within buildings and the air within other natural or man-made structures above or below ground), water (including, without limitation, ground and surface water) and land (including, without limitation, surface and sub-surface soil).

        "Environmental Laws" means all US and UK federal, state, provincial or local statutes, laws, ordinances, by-laws, codes, rules, regulations, guidelines, decrees and orders relating to the Environment, pollution or waste management.

        "Event of Default" is defined in Section 10.1.

        "Excess Cash Flow" means, for any Fiscal Year, the excess (if any), of

        (a) EBITDA for such Fiscal Year
less

        (b) the sum, without duplication (for such Fiscal Year) of

                (i) cash Interest Expense;

plus

                (ii) scheduled payments and prepayments, to the extent actually made, of the principal amount of the Term Loans or any other term Debt (other than the Loan Stock Debt) and prepayments of the principal amount of the Revolving Loans pursuant to Sections 2.2 and 3.2 in connection with a reduction of the Revolving Loan Commitment Amounts;

plus

                (iii) all taxes actually paid in cash by the US Borrower and its Subsidiaries;

plus

                (iv) Capital Expenditures actually made in such Fiscal Year (including, in the case of Capitalized Lease Liabilities, only the amount actually paid in cash pursuant to a Capitalized Lease in such Fiscal Year, and excluding Capital Expenditures constituting Capitalized Leases and by way of the incurrence of Indebtedness to a vendor of any assets permitted to be acquired pursuant to Section 9.2.7 to finance the acquisition of such assets);

plus

                (v) the amount of the net increase (or minus a net decrease), of Current Assets over Current Liabilities of the US Borrower and its Subsidiaries from the last day of the immediately preceding Fiscal Year;

plus

                (vi) Investments permitted and actually made pursuant to clauses
        (d) and (h) of Section 9.2.5,

plus

                (vii) Casualty Proceeds and Net Disposition Proceeds received in such Fiscal Year permitted to be applied towards the acquisition of Qualified Assets under clause (c) of Section 5.1.1 and proceeds from the sale of units in the Lease Fleet to customers to the extent applied or permitted to be applied towards the acquisition of Qualified Assets, plus

                (viii) fees and expenses under the Windward Management Agreement paid and permitted to be paid under Section 9.2.15, plus

                (ix) dividends on Series B Preferred Stock and Qualified Preferred Stock of the US Borrower, to the extent paid and permitted to be paid under Section 9.2.6,

plus

                (x) fees and expenses incurred in connection with the Raven Acquisition in an amount not to exceed $3,615,000.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Exchange Equivalent" means, on any date, relative to any amount (the "Original Amount") expressed in either UKpound sterling or US Dollars (the "Original Currency"), the amount expressed in the other currency which would be required to buy the Original Amount of the Original Currency in accordance with the US Agent's customary banking practice for determining currency exchange rates, which shall be conclusive and binding on the Borrowers absent manifest error.

        "Exchange Offer" means the exchange offer pursuant to the terms set forth in the Exchange Offer Private Offering Memorandum, dated May 26, 2000, of the US Borrower pursuant to which shares of Series E Preferred Stock of the US Borrower are exchanged for shares of Series C Preferred Stock of the US Borrower.

        "Excluded Taxes" means, with respect to any Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) any income or franchise taxes imposed on (or measured by) its net income, (b) any taxes imposed, fees, duties, withholdings and other charges on (i) any Agent as a result of a present or former connection between such Agent, or its applicable lending office, or any branch or affiliate of such Agent and the jurisdiction of the Governmental Authority imposing such tax (other than any such connection arising solely from the Agent having executed, delivered, or performed its obligations or received a payment under, or taken any action to enforce, this Agreement, or (ii) any Lender as a result of a present or former connection between such Lender, or its applicable lending office, or any branch or affiliate, of such Lender, and the jurisdiction of the Governmental Authority imposing such tax (other than any such connection arising solely from the Lender having executed, delivered, or performed its obligations or received a payment under, or taken any action to enforce, this Agreement), and (c) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in respect of which any Agent or any Lender, as the case may be, is subject to income or franchise taxes imposed on (or measured by) its net income.

        "Facility" means, as the context may require, the UK Credit Facilities or the US Credit Facilities.

        "FASB 142" means Statement of Financial Accounting Standards No. 142 issued on June 29, 2001 by Financial Accounting Standards Board.

        "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to:

        (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

        (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the US Agent from three federal funds brokers of recognized standing selected by it.

        "Fee Letter" means that certain confidential letter, dated May 16, 2000, from Scotiabank to the Borrowers relating to, among other things, certain fees to be paid in connection with the Original Credit Agreement.

        "Financial Assistance Provisions" means Sections 151 through 158 of the Companies Act 1985 of Great Britain.

        "Fiscal Quarter" means each calendar quarter.

        "Fiscal Year" means each calendar year.

        "Fixed Charge Coverage Ratio" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters with respect to the US Borrower and its Subsidiaries on a consolidated basis of:

        (a) the excess (for all such Fiscal Quarters) of

                (i) EBITDA;

less

                (ii) Investments made pursuant to clauses (d) and (h) of Section
        9.2.5 if the Investment is made in any Person that is not a Guarantor;

to

        (b) the sum (for all such Fiscal Quarters) of

                (i) cash Interest Expense;

plus

                (ii) scheduled, mandatory principal repayments of Debt (including principal repayments of the Term Loans pursuant to the provisions of Section 5.1, but, so long as the reimbursement obligations of Freepeak Limited in respect of the Loan Stock

        Guarantee are cash collateralized pursuant to clause (n) of Section 9.2.2, excluding repayments of the Loan Stock Debt);

plus

                (iii) all Capital Expenditures (including, in the case of Capitalized Lease Liabilities, only the amount actually paid in cash in such Fiscal Year);

plus

                (iv) all taxes (other than taxes deducted in the determination of Net Income but not added thereto to determine EBITDA) actually paid in cash by the US Borrower and its Subsidiaries;

plus

                (v) any Restricted Payments (other than (x) Restricted Payments deducted in the determination of Net Income but not added thereto to determine EBITDA and (y) Restricted Payments in the aggregate principal amount not in excess of $2,000,000 in any Fiscal Year made from the net cash proceeds of capital contributions made by the Winward Group and concurrently contributed to the US Borrower or received as a result of the purchase of Capital Stock of the US Borrower or the exercise of the options or warrants to purchase Capital Stock of the US Borrower by the Management Investors) made pursuant to Section 9.2.6.

        "Foreign Pledge Agreement" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a State thereof executed and delivered by a Borrower or any of its Subsidiaries pursuant to the terms of this Agreement, in form and substance reasonably satisfactory to the Agents, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Pledged Shares and/or Pledged Notes (as such terms are defined in a Pledge Agreement).

        "Freepeak Limited" is defined in the Recitals.

        "Freepeak Limited Guarantee and Debenture" means a collective reference to the Guarantee executed and delivered by Freepeak Limited pursuant to the terms of this Agreement, substantially in the form of Exhibit O-1, as amended, supplemented, amended and restated or otherwise modified from time to time and Debenture executed and delivered by Freepeak Limited pursuant to the terms of this Agreement, substantially in the form of Exhibit O-2, as amended, supplemented, amended and restated or otherwise modified from time to time.

        "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

        "Funding Obligation" is defined in Section 12.16.

        "GAAP" is defined in Section 1.4.

        "Governmental Authority" means the government of the United States of America, the government of the United Kingdom, any other nation or any political subdivision thereof or therein, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

        "Granting Lender" is defined in Section 12.16.

        "Guarantor" means, as the context may require, a UK Credit Facilities Guarantor or a US Credit Facilities Guarantor.

        "Guaranty" means, as the context may require, the US Borrower Guaranty or any Subsidiary Guaranty.

        "Hazardous Material" means

        (a) with respect to the US Credit Facilities:

                (i) any "hazardous substance", as defined by CERCLA;

                (ii) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

                (iii) any petroleum product; or

                (iv) any pollutant or contaminant or hazardous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous or toxic waste, substance or material, all as amended or hereafter amended, and

        (b) with respect to the UK Credit Facilities: any radioactive emission, noise or natural or artificial substance (whether in the form of a solid, liquid, gas or vapor) the generation, transportation, storage, treatment, use or disposal of which (whether alone or in combination with any other substance) including (without limitation) any controlled, special, hazardous, toxic, radioactive or dangerous substance or waste, gives rise to a risk of causing harm to or damaging the Environment or public health or welfare.

        "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

        "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

        "Hub Location Leases" means the leases of the Real Property set forth on
Schedule VI hereto.

        "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

        (a) which is of a "going concern" or similar nature;

        (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

        (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under Section 9.2.4.

        "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

        "Incremental Facility Supplement" is defined in Section 2.7.

        "Incremental US Term B Loan Commitment" is defined in Section 2.7.

        "Incremental US Term B Loans" is defined in Section 2.7. "Indebtedness" of any Person means, without duplication:

        (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, loan stock, debentures, notes or other similar instruments for borrowed money in respect thereof;

        (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

        (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

        (d) net liabilities of such Person under all Hedging Obligations;

        (e) if included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon and interest not yet due) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that, for purposes of determining the amount of any Indebtedness of the type described in this clause, if recourse with respect to such Indebtedness is limited to specific property financed with such Indebtedness, the amount of such Indebtedness shall be limited to the fair market value (determined on a basis reasonably acceptable to the Agents) of such property or the principal amount of such Indebtedness, whichever is less; and

        (f) all Contingent Obligations of such Person in respect of any of the foregoing;

provided, that, Indebtedness shall not include unsecured Indebtedness incurred in the ordinary course of business in the nature of accrued liabilities and open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services or obligations to consignors to pay under normal trade terms for consigned goods if sold, but excluding the Indebtedness incurred through the borrowing of money or Contingent Obligations in connection therewith. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

        "Indemnified Liabilities" is defined in Section 12.4.

        "Indemnified Parties" is defined in Section 12.4.

        "Indemnified Taxes" means Taxes other than Excluded Taxes.

        "Initial US Term B Commitment" is defined in Section 2.1.4.

        "Initial US Term B Loans" is defined in Section 2.1.4.

        "Intercompany Subordination Agreement" means an agreement executed and delivered pursuant to the terms of this Agreement (including clause (g) of Section 9.2.2), substantially in the form of Exhibit G hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

        "Intercreditor Deed" means the Intercreditor Deed, dated on or about November 13, 2001 among Freepeak Limited, the Lenders, the UK Agent and the Luxembourg Subsidiary.

        "Interest Coverage Ratio" means, at the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

        (a) EBITDA (for all such Fiscal Quarters)

to

        (b) cash Interest Expense (for all such Fiscal Quarters).

        "Interest Expense" means, for any Fiscal Quarter, the aggregate consolidated interest expense of the US Borrower and its Subsidiaries for such Fiscal Quarter, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense.

        "Interest Period" means,

        (a) relative to any US LIBO Rate Loans, the period beginning on (and including) the date on which such US LIBO Rate Loan is made or continued as, or converted into, a US LIBO Rate Loan pursuant to Section 2.3 or 2.4 and continuing to (but excluding) the day which, numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) as the US Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; and

        (b) relative to any UK LIBO Rate Loans, the period beginning on (and including) the date on which such UK LIBO Rate Loan is made pursuant to Section
3.3 or 3.4 and continuing to (but excluding) the day which, numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) as the UK Borrower may select in its relevant notice pursuant to Section
3.3 or 3.4;

provided, however, that

        (c) each Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

        (d) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to a LIBO Rate Loan, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

        (e) no Interest Period may end later than the Stated Maturity Date for such Loan.

        "Investment" means, relative to any Person,

        (a) any loan or advance made by such Person to any other Person, and

        (b) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal, interest, dividends or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.

        "Issuance Request" means, as the context may require, a US Issuance Request or a UK Issuance Request.

        "Issuer" means, as the context may require, a UK Issuer or a US Issuer.

        "Law Change" means (a) the adoption of any law, rule or regulation after the Effective Date or (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Effective Date.

        "Lease Fleet", as distinguished from sales inventory, means those storage containers and cartage trailers owned by the US Borrower or any of its Subsidiaries and held for lease (or currently being leased) by any such Person which are not obsolete, unleaseable, materially damaged or otherwise unfit for lease in the ordinary course of business.

        "Lenders" is defined in the preamble and, in addition, shall include any commercial bank or other financial institution that becomes a Lender pursuant to
Section 12.11.1 or Section 2.7.

        "Lender Assignment Agreement" means a lender assignment agreement substantially in the form of Exhibit D hereto.

        "Letter of Credit" means, as the context may require, a UK Letter of Credit or a US Letter of Credit.

        "Letter of Credit Commitment Amount" means, as the context may require, the UK Letter of Credit Commitment Amount or the US Letter of Credit Commitment Amount.

        "Letter of Credit Outstanding" means, as the context may require, the UK Letter of Credit Outstandings or the US Letter of Credit Outstandings.

        "Leverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of

        (a) Total Debt outstanding on the last day of such Fiscal Quarter to

        (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

        "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest per annum appearing on Page 3750 of the Dow Jones Markets Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the applicable Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits or UKpound sterling deposits, as applicable, in the London interbank market) at approximately 11:00 a.m. London time on the date two Business Days prior to the first day of such Interest Period (or, in the case of UK LIBO Rate Loans, on the first day of such Interest Period) as the rate for Dollar deposits or UKpound sterling deposits, as applicable, approximately equal to the amount of the applicable Agent's LIBO Rate Loan and for a period approximately equal to such Interest Period, provided that if such rate is not available at such time for any reason, the LIBO Rate, for any Interest Period shall be equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits or UKpound sterling deposits in immediately available funds are offered to the applicable Agent's LIBOR Office in the London interbank market as at or about 11:00 a.m. London time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period (or, in the case of UK LIBO Rate Loans, on the first day of such Interest Period), and in an amount approximately equal to the amount of the applicable Agent's LIBO Rate Loan and for a period approximately equal to such Interest Period.

        "LIBO Rate Loan" means, as the context may require, a US LIBO Rate Loan or a UK LIBO Rate Loan.

        "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

             LIBO Rate         =                 LIBO Rate
                                      -------------------------------
         (Reserve Adjusted)           1.00 - LIBOR Reserve Percentage

        The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the applicable Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the applicable Agent from Scotiabank, two Business Days before the first day of such Interest Period.

        "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such on Schedule III hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrowers and the applicable Agents, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

        "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

        "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation.

        "Loan" means, as the context may require, a UK Loan or a US Loan.

        "Loan Documents" collectively means this Agreement, the Notes, the Letters of Credit, each Pledge Agreement, each Security Agreement, each Mortgage, each Rate Protection Agreement relating to Hedging Obligations of the US Borrower or any of its Subsidiaries, each Borrowing Request, each Issuance Request, the Fee Letter, the Intercompany Subordination Agreement, each Guaranty and each other agreement, certificate, document or instrument delivered in connection with this Agreement or the Original Credit Agreement and such other agreements, whether or not specifically mentioned herein or therein.

        "Loan Stock" means the variable rate guaranteed unsecured loan stock issued by Freepeak Limited to certain shareholders of Raven Hire Limited under the Loan Stock Instrument, dated on or about November 13, 2001.

        "Loan Stock Guarantee" means the Deed of Guarantee, dated on or about November 13, 2001, by National Westminster Bank Plc in favor of the holders of Loan Stock.

        "Loan Stock Debt" means the Indebtedness of Freepeak Limited evidenced by the Loan Stock.

        "Local Time" means

        (a) relative to matters under the US Credit Facilities, New York time, or

        (b) relative to matters under the UK Credit Facilities, London time.

        "Luxembourg Subsidiary" means Liko Luxembourg International S.a r.l., a company organized under the laws of Luxembourg and a wholly owned subsidiary of UKLP.

        "Management Investors" means any of the officers, directors, employees and other members of the management of the US Borrower or any of its Subsidiaries, or family members or relatives thereof, or trusts for the benefit of any of the foregoing, or their heirs, executors, successors and legal representatives holding any Capital Stock of the US Borrower.

        "Mandatory Liquid Asset Cost" means the cost imputed to the UK Lenders of compliance with liquidity and other regulatory requirements, determined in accordance with Schedule IV.

        "Material Adverse Effect" means (a) a material adverse effect on the business, assets, financial condition, operations or prospects of the US Borrower and its Subsidiaries, taken as a whole, (b) an impairment of the legal right or power of the Borrowers or any other Obligor to perform its respective obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or an impairment of the rights, remedies or benefits available to either of the Agents, the Issuers or the Lenders under, this Agreement or any other Loan Document.

        "Merger" is defined in the Recitals.

        "Merger Agreement" means that certain amended and restated agreement and plan of merger, dated April 3, 2000, by and among Windward Capital Partners II, L.P., Windward Capital LP II, LLC, Windward/MSG Co-Invest, LLC, Windward Acquisitions/MS, LLC, the US Borrower and the shareholders of the US Borrower.

        "Mobile Acquisition" is defined in the Recitals.

        "Moody's" means Moody's Investors Service, Inc.

        "Mortgage" means, collectively, each mortgage or deed of trust executed and delivered pursuant to the terms of this Agreement, including Section 7.1.23, in form, scope and substance reasonably satisfactory to the Agents, as such mortgage or deed of trust may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

        "Mortgaged Properties" has the meaning set forth in Section 7.1.23.

        "MSG Investments" means MSG Investments, Inc., a company organized under the laws of the State of California and a wholly owned subsidiary of the US Borrower.

        "MSG Investments Guarantee" means the Guarantee executed and delivered by MSG Investments pursuant to the terms of this Agreement, substantially in the form of Exhibit O-6, as amended, supplemented, amended and restated or otherwise modified from time to time.

        "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA with respect to which any Borrower or any member of the Controlled Group has any direct or indirect, fixed or contingent liability.

        "Net Debt Proceeds" means, with respect to the incurrence, sale or issuance (to the extent permitted by the terms of this Agreement) by the US Borrower or any of its Subsidiaries to any Person of any Debt (other than Debt permitted by Section 9.2.2), the excess of:

        (a) the gross cash proceeds received by the US Borrower or any of its Subsidiaries from such sale or issuance,

less

        (b) all underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance (but excluding any such amounts paid to Affiliates of the Borrowers in connection therewith in transactions which are not permitted under Section 9.2.11).

        "Net Disposition Proceeds" means, with respect to a Permitted Disposition of the assets of the US Borrower or any of its Subsidiaries, the excess of

        (a) the gross cash proceeds received by the US Borrower or any of its Subsidiaries from any Permitted Disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the US Borrower or such Subsidiary in respect of any Permitted Disposition, less

        (b) the sum of

                (i) all fees and expenses with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other fees, expenses and charges, in each case actually incurred in connection with such Permitted Disposition (but excluding any such amounts in transactions which are not permitted under Section 9.2.11);

                (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Borrowers (in good faith) to be payable in cash in connection with such Permitted Disposition;

                (iii) payments made by the US Borrower or any of its Subsidiaries to retire Indebtedness (other than the Loans) of the US Borrower or any of its Subsidiaries where payment of such Indebtedness is required by the holder thereof or by the purchaser in connection with such Permitted Disposition; and

                (iv) appropriate amounts provided or to be provided by the US Borrower or any of its Subsidiaries as a reserve, in accordance with GAAP, with respect to any liabilities associated with a Permitted Disposition;

provided, however, (X) that if, after the payment of all taxes with respect to such Permitted Disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount actually paid in cash in respect of such Permitted Disposition, or (Y) if, with respect to the reserves, if any, pursuant to clause (b)(iv) above, all or a portion of such reserves exceed the amount necessary for such purpose for which the reserves were established, the aggregate amount of any such excess shall be immediately payable as Net Disposition Proceeds.

        "Net Equity Proceeds" means, with respect to the sale or issuance by the US Borrower to any Person of any Capital Stock, warrants or options or the exercise of any such warrants or options after the Effective Date (other than pursuant to capital contributions which are (i) concurrently contributed to the US Borrower on the Effective Date, (ii) made by the Windward Group and concurrently contributed to the US Borrower, (iii) received as a result of the purchase of Capital Stock of the US Borrower or the exercise of options or warrants to purchase Capital Stock of the US Borrower by the Management Investors or (iv) concurrently contributed to the US Borrower and concurrently used to fund a Permitted Acquisition), the excess of:

        (a) the gross cash proceeds received by the US Borrower from such sale, exercise or issuance,

less

        (b) all underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other fees, expenses and charges, in each case actually incurred in connection with such sale or issuance (but excluding any such amounts paid to Affiliates of the US Borrower in connection therewith in transactions which are not permitted under Section 9.2.11).

        "Net Income" means, for any period, the net income of the US Borrower and its Subsidiaries for such period on a consolidated basis, excluding extraordinary gains or losses, all as determined in accordance with GAAP.

        "Non-U.S. Lender" means any Lender (including each Assignee Lender) that is not a US Person.

        "Non-U.S. Subsidiary" means any Subsidiary of the US Borrower that is not incorporated or organized in or under the laws of the United States or any state thereof.

        "Note" means, as the context may require, a US Note or a UK Note.

        "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured, direct or indirect, sole, joint, several or joint and several, due or to become due, heretofore or hereafter contracted or acquired) of the Borrowers and each other Obligor arising under or in connection with this Agreement, the Notes, the Letters of Credit and each other Loan Document including (i) all obligations for principal or interest (including interest arising after the filing of a bankruptcy or similar petition, whether or not a claim therefor is enforceable) under the Notes, whether incurred on or after the Effective Date, (ii) all other obligations and liabilities of each Obligor, whether incurred on or after the Effective Date, whether for fees, costs, indemnification or otherwise, arising hereunder or under any other Loan Document, and (iii) Hedging Obligations owed to a Lender or an Affiliate thereof (or a Person that was a Lender or an Affiliate of a Lender at the time the applicable Rate Protection Agreement was entered into).

        "Obligor" means, as the context may require, each Borrower, each Guarantor and any other Person (other than a Secured Party) to the extent such Person is obligated under this Agreement or any other Loan Document.

        "Ongoing Indebtedness" is defined in Section 9.2.2(c).

        "Organic Document" means, relative to any Obligor, its charter, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of Capital Stock.

        "Original Credit Agreement" is defined in the Recitals.

        "Other Taxes" means any and all present or future recording, stamp, documentary, excise, transfer or similar taxes, charges or levies arising from any payment made under this Agreement or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

        "Participant" is defined in Section 12.11.2.

        "Patent Security Agreement" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit A to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

        "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

        "Pension Plan" means, as the context may require, a US Pension Plan or a UK Pension Plan.

        "Percentage" means, as the context may require, a US Percentage or a UK Percentage.

        "Permitted Acquisition" means (i) an Investment pursuant to clause
(h)(ii) of Section 9.2.5 or an Investment pursuant to clause (b)(ii) of Section 9.2.7, and an acquisition of all or substantially all of the assets of a Person or a unit or division of a Person constituting a business, in each case provided the Permitted Acquisition Conditions with respect thereto shall have been satisfied or (ii) the Raven Acquisition.

        "Permitted Acquisition Conditions" means, with respect to any Permitted Acquisition, the following conditions: (a) no Default shall have occurred and be continuing on the date such Permitted Acquisition is consummated, before or after giving effect thereto, (b) the business acquired in the Permitted Acquisition, is principally engaged in the same line of business (or a business reasonably incidental thereto) as the US Borrower, (c) after giving effect to the consummation of such Permitted Acquisition, the Borrowers shall be in pro forma compliance with the covenants set forth in Section 9.2.4 for the most recent full Fiscal Quarter immediately preceding such consummation date for which the relevant financial information has been delivered pursuant to clause
(a) or clause (b) of Section 9.1.1, (d) if such Permitted Acquisition or related group of Permitted Acquisitions has a purchase price (i) greater than $5,000,000 but less than or equal to $10,000,000, the US Borrower shall have provided to the US Agent documentation reasonably satisfactory to the US Agent that the ratio of the purchase price to pro forma EBITDA (determined without any deduction for expenses or fees incurred in connection with the Permitted Acquisition) of the Person or business subject to such Permitted Acquisition does not exceed 5.0 to 1.0 and (ii) greater than $10,000,000, the US Borrower shall have supplied such information concerning such Permitted Acquisition as the US Agent shall have reasonably requested and the Required Lenders shall have approved the Permitted Acquisition and (e) an Authorized Officer of the Borrowers shall have delivered to the US Agent a Pro Forma Compliance Certificate.

        "Permitted Disposition" means a sale, disposition or other conveyance of assets by the US Borrower or any of its Subsidiaries in accordance with the terms of clause (b) (other than as permitted by clause (a)) of Section 9.2.9.

        "Permitted Subordinated Debt" means the 12% Subordinated Debt and the Additional Cash Pay Subordinated Debt. Permitted Subordinated Debt shall not be secured by any assets of any Person or guaranteed by any Person (except as permitted by clauses (h) and (m) of Section 9.2.2).

        "Person" means any natural person, corporation, limited liability company, partnership, joint venture, joint stock company, firm, association, trust or unincorporated organization, government, governmental agency, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

        "Plan" means any Pension Plan or Welfare Plan.

        "Pledge Agreement" means, as the context may require, the US Borrower Pledge Agreement, the US Borrower UK Pledge Agreement, any Subsidiary Pledge Agreement or any Foreign Pledge Agreement.

        "Pledged Subsidiary" means, at any time, each Subsidiary in respect of which the applicable Agent has been granted, at such time, a security interest in and to, or a pledge of, (i) any of the issued and outstanding shares of Capital Stock of such Subsidiary, or (ii) any intercompany notes of such Subsidiary owing to a Borrower or another Subsidiary of a Borrower.

        "Pro Forma Compliance Certificate" means a certificate to the US Agent (including a calculation of the compliance with the covenants set forth in Section 9.2.4) certifying as to the accuracy of clauses (a) through (d) in the definition of Permitted Acquisition Conditions and providing a detailed computation of compliance with such clause (d).

        "Qualified Preferred Stock" means preferred Capital Stock of the US Borrower which is not mandatorily redeemable (or otherwise subject to any mandatory sinking fund or repurchase by or on behalf of the US Borrower) at any time prior to December 31, 2007.

        "Qualifying UK Bank" means a financial institution which:

        (a) is a bank as defined for the purposes of Section 349 of the Income and Corporation Taxes Act 1988 of the United Kingdom which is within the charge to United Kingdom corporation tax as respects payments of interest received by it under this Agreement; or

        (b) is resident in a country with which the United Kingdom has an appropriate double taxation treaty giving exemption from withholding on account of United Kingdom taxation on any payment hereunder provided any necessary applications under such double taxation treaty are made by the appropriate time, but so that if such Act or treaties are amended or repealed, this definition shall be amended in such manner as the UK Agent, after consultation with the UK Borrower and the UK Lenders, shall determine to be necessary in order to define Persons of the relevant equivalent category.

        "Quarterly Payment Date" means the fifteenth day of March, June, September and December, or, if any such day is not a Business Day, the next succeeding Business Day.

        "Raven Acquisition" is defined in the Recitals.

        "Raven Hire Composite Guarantee and Debenture" means the Composite Guarantee and Debenture executed and delivered by Raven Hire Limited and certain of its Subsidiaries pursuant to the terms of this Agreement, substantially in the form of Exhibit O-3, as amended, supplemented, amended and restated or otherwise modified from time to time

        "Rate Protection Agreement" means, collectively, any currency or interest rate swap, cap, collar or similar agreement entered into by an Obligor under which the counterparty to such agreement is (or, at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

        "Real Property" means, with respect to any Person, such Person's present and future right, title and interest (including, without limitation, any leasehold estate) in

        (a) any plots, pieces or parcels of land;

        (b) any improvements, buildings, structures and fixtures now or hereafter located or erected thereon or attached thereto of every nature whatsoever (the rights and interest described in clauses (a) and (b) being the "Premises");

        (c) all easements, rights of way, gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and public places adjoining such land, and any other interests in property constituting appurtenances to the Premises, or which hereafter shall in any way belong, relate or be appurtenant thereto;

        (d) all hereditaments, gas, oil, minerals (with the right to extract, sever and remove such gas, oil and minerals), and easements, of every nature whatsoever, located in or on the Premises; and

        (e) all other rights and privileges thereunto belonging or appertaining and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in clauses (c) and (d) above.

        "Redemption" is defined in clause (c)(1) of Section 9.2.6.

        "Refunded UK Swing Line Loans" is defined in clause (b) of Section
3.3.2.

        "Refunded US Swing Line Loans" is defined in clause (b) of Section
2.3.2.

        "Register" means, as applicable, the UK Register or the US Register.

        "Reimbursement Due Date" is defined in Section 4.1.2.

        "Reimbursement Obligation" is defined in Section 4.1.3.

        "Release" means a "release", as such term is defined in CERCLA.

        "Relevant Documents" is defined in clause (b)(i) of Section 7.1.13.

        "Replacement Notice" is defined in clause (a) of Section 6.11.

        "Required Lenders" means, at any time,

        (a) prior to the date of the making of the initial Credit Extension hereunder, Lenders having at least 51% of the sum of the Revolving Loan Commitments and Term Loan Commitments; and

        (b) on and after the date of the initial Credit Extension, Lenders holding at least 51% of the Total Exposure Amount.

        "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

        "Restricted Payments" is defined in Section 9.2.6.

        "Revolving Loan" means, as the context may require, a US Revolving Loan or a UK Revolving Loan.

        "Revolving Loan Commitment" means, as the context may require, the UK Revolving Loan Commitment or the US Revolving Loan Commitment.

        "Revolving Loan Commitment Amount" means, as the context may require, the US Revolving Loan Commitment Amount or the UK Revolving Loan Commitment Amount.

        "Revolving Note" means, as the context may require, a US Revolving Note or a UK Revolving Note.

        "S&P" means Standard & Poor's Rating Services.

        "Scotiabank" is defined in the preamble.

        "SEC" means the Securities and Exchange Commission.

        "Secured Parties" means, collectively, the Lenders, the Issuers, the Agents, each counterparty to a Rate Protection Agreement that is (or, at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof and (in each case) each of their respective successors, permitted transferees and permitted assigns.

        "Security Agreement" means, as the context may require, the US Borrower Security Agreement, each US Subsidiary Security Agreement and each UK Subsidiary Security Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

        "Security Documents" means the Security Agreements, the Pledge Agreements, the Guaranties and the Mortgages.

        "Senior Debt" means, on any date, the outstanding principal amount of all Indebtedness of the US Borrower and its Subsidiaries of the type referred to in clause (a), clause (b), clause (c) and clause (e), in each case of the definition of "Indebtedness" (exclusive of intercompany Indebtedness between the US Borrower and any of its Subsidiaries or between any Subsidiaries of the US Borrower), and (without duplication) any Contingent Obligation in respect of any of the foregoing types of obligations of such Person or any other Person, other than Permitted Subordinated Debt, the Loan Stock Debt, so long as the reimbursement obligations of Freepeak Limited with respect to the Loan Stock Guarantee are cash collateralized pursuant to clause (n) of Section 9.2.2 and any other Indebtedness that is fully subordinated to the obligations of the Obligors under the Loan Documents and that is not secured by any assets of any Obligor.

        "Senior Leverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of

        (a) Senior Debt outstanding on the last day of such Fiscal Quarter to

        (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

        "Significant Subsidiary" means, at the date of determination, any Subsidiary of the US Borrower or any group of Subsidiaries of the US Borrower (each member of such group being subject to an Event of Default as specified in Section 10.1.9) that has, as of the date of the most recently available financial statements, more than $5,000,000 of assets.

        "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and
(d) such Person is not engaged in business or a transaction, and such Person is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

        "SPC" is defined in Section 12.16.

        "Stated Amount" of each Letter of Credit means, at any time, the total amount available to be drawn under such Letter of Credit at such time.

        "Stated Expiry Date" is defined in Section 4.1.

        "Stated Maturity Date" means

        (a) in the case of Revolving Loans, June 30, 2005;

        (b) in the case of US Term A Loans, June 30, 2005;

and

        (c) in the case of Term B Loans, June 30, 2006.

        "Subject Lender" is defined in clause (a) of Section 6.10.

        "Subordinated Debt" means the unsecured Indebtedness of the US Borrower evidenced by the Subordinated Notes of the US Borrower subordinated to the Obligations, in the case of the 12% Subordinated Notes, pursuant to the terms and conditions set forth in the 2001 12% Subordinated Note Agreement, and, in the case of other Subordinated Debt, on terms and conditions, and pursuant to documentation, reasonably satisfactory to the US Agent and the Required Lenders (it being understood that interest rate and redemption premiums contained in such Subordinated Debt will be deemed to be reasonably satisfactory if based on market conditions in effect at the time of the issuance of such other Subordinated Debt and that documentation differing in only minor and insubstantial respects (as reasonably determined by the US Agent) from the 2001 12% Subordinated Note Agreement will be deemed to be reasonably satisfactory).

        "Subordinated Debt Instrument" means the Subordinated Notes and all other agreements and instruments delivered in connection therewith or pursuant to which the same shall have been issued or are governed, as amended, supplemented, amended and restated or otherwise modified in accordance with
Section 9.2.13.

        "Subordinated Noteholder" means, at any time, any holder of a Subordinated Note.

        "Subordinated Notes" means, collectively, the 12% Subordinated Notes and the Additional Cash Pay Subordinated Notes.

        "Subordination Provisions" is defined in Section 10.1.11.

        "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding Capital Stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time Capital Stock (or other ownership interest) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

        "Subsidiary Guarantor" means each future Subsidiary of any Borrower that is required, pursuant to clause (a) of Section 9.1.7, to execute and deliver a Subsidiary Guaranty or a supplement to any Subsidiary Guaranty.

        "Subsidiary Guaranty" means, as the context may require, a US Subsidiary Guaranty or a UK Subsidiary Guaranty.

        "Subsidiary Pledge Agreement" means, as the context may require, a Foreign Pledge Agreement or a US Subsidiary Pledge Agreement.

        "Subsidiary Security Agreement" means, as the context may require, a US Subsidiary Security Agreement or a UK Subsidiary Security Agreement.

        "Supermajority Lenders" means, at any time prior to the date of the making of the initial Credit Extension hereunder, Lenders having at least 75% of the sum of the Revolving Loan

Commitments and Term Loan Commitments; and on and after the date of the initial Credit Extension, Lenders holding at least 75% of the Total Exposure Amount.

        "Target Subsidiaries" is defined in the Recitals.

        "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

        "Term Loans" means the US Term A Loans and the Term B Loans.

        "Term B Loans" means the US Term B Loans and the UK Term B Loans.

        "Term Loan Commitment" means, as the context may require, the US Term A Loan Commitment, the US Term B Loan Commitment or the UK Term B Loan Commitment.

        "Term Loan Commitment Amount" means, as the context may require, the US Term A Loan Commitment Amount, the US Term B Loan Commitment Amount or the UK Term B Loan Commitment.

        "Term Loan Commitment Termination Date" means, as the context may require, the US Term A Loan Commitment Termination Date, the US Term B Loan Commitment Termination Date or the UK Term B Loan Commitment Termination Date.

        "Term Note" means, as the context may require, a US Term A Note, a US Term B Note, or a UK Term B Note.

        "Total Debt" means, on any date, the outstanding principal amount of all Indebtedness of the US Borrower and its Subsidiaries of the type referred to in clause (a), clause (b) (including the US $ Equivalent amount (on such date of determination) of the Letter of Credit Outstandings, but, so long as the reimbursement obligations of Freepeak Limited in respect of the Loan Stock Guarantee are cash collateralized pursuant to clause (n) of Section 9.2.2, excluding the Loan Stock Debt), clause (c) and clause (e), in each case of the definition of "Indebtedness" (exclusive of intercompany Indebtedness between the US Borrower and any of its Subsidiaries or between any Subsidiaries of the US Borrower), and (without duplication) any Contingent Obligation in respect of any of the foregoing types of obligations of such Person or any other Person.

        "Total Exposure Amount" means, on any date of determination, the outstanding principal amount of all US Loans, US Letter of Credit Outstandings, the US $ Equivalent (measured on the date immediately preceding such date of determination) of all UK Loans, the US $ Equivalent (measured on the date immediately preceding such date of determination) of all UK Letter of Credit Outstandings and, without duplication, the unfunded amount of both Revolving Loan Commitment Amounts.

        "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

        "Transaction" means, collectively, the Acquisitions, the Merger and the financings contemplated by the Loan Documents.

        "Type" means, relative to any Loan, the portion thereof, if any, being maintained as a US Base Rate Loan or a LIBO Rate Loan.

        "12% Subordinated Debt" means the Indebtedness evidenced by the 12% Subordinated Notes issued under the 2001 12% Subordinated Note Agreement.

        "12% Subordinated Notes" means the unsecured 12% Senior Subordinated Notes due 2010 issued under the 2001 12% Subordinated Note Agreement.

        "2001 12% Subordinated Note Agreement" means the Amended and Restated Subordinated Note Agreement dated as of November 13, 2001 among the US Borrower and the purchasers party thereto as such agreement may be modified, supplemented and amended from time to time in accordance with Section 9.2.13.

        "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

        "UKpound sterling" is defined in the Recitals.

        "UKpound sterling $ Equivalent" or "UKpound sterling $" means the Exchange Equivalent in UKpound sterling of any amount of US Dollars.

        "UK Acquisition" is defined in the Recitals.

        "UK Agent" is defined in the preamble.

        "UK Borrower" is defined in the preamble; provided, however, that if the UK Borrower is merged or amalgamated with or liquidated into the US Borrower in accordance with Section 9.2.8, then the "UK Borrower" shall mean the surviving or resulting corporation of such merger, amalgamation or liquidation.

        "UK Borrower Security Agreement" means the Debenture executed and delivered by an Authorized Officer of UK Borrower pursuant to Section 7.1.10, substantially in the form of Exhibit I-2 hereto as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

        "UK Borrowing Request" means a Loan request and certificate duly executed by an Authorized Officer of the UK Borrower, substantially in the form of Exhibit B-2 hereto.

        "UK Commitment" is defined in Section 3.1.

        "UK Credit Extension" means, as the context may require,

        (a) the making of a UK Term B Loan or a UK Revolving Loan by a UK Lender; or

        (b) the issuance of a UK Letter of Credit, or the extension of any Stated Expiry Date of any previously issued UK Letter of Credit, by a UK Issuer.

        "UK Credit Facilities" is defined in Section 3.1.

        "UK Credit Facilities Guarantor" means the US Borrower, the US Credit Facilities Guarantors and, to the extent permitted by UK local law, all other direct and indirect Subsidiaries (other than the UK Borrower) of the US Borrower, in each case in its capacity as a Guarantor.

        "UK Interest Period Election Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the UK Borrower, substantially in the form of Exhibit C-2 hereto.

        "UK Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the UK Borrower, substantially in the form of Exhibit B-4 hereto.

        "UK Issuer" means Scotiabank (or any affiliate, unit or agency thereof) in its individual capacity hereunder as issuer of any UK Letters of Credit.

        "UK Lenders" is defined in the preamble.

        "UK Letter of Credit" is defined in clause (a) of Section 3.1.3.

        "UK Letter of Credit Commitment" means,

        (a) relative to a UK Issuer, such UK Issuer's obligation to issue UK Letters of Credit pursuant to Section 3.1.3; and

        (b) relative to each UK Lender, its obligation to participate in such UK Letters of Credit pursuant to Section 4.1.1.

        "UK Letter of Credit Commitment Amount" means, on any date, a maximum amount of UKpound sterling $ Equivalent of $2,500,000, as such amount may be reduced from time to time pursuant to Section 3.2, and as determined by the UK Agent in accordance with its customary banking practice for determining currency exchange rates on each Quarterly Payment Date for such date through (but excluding) the next Quarterly Payment Date.

        "UK Letter of Credit Outstandings" means, on any date, an amount equal to the sum of

        (a) the then aggregate amount which is undrawn and available under all issued and outstanding UK Letters of Credit,

plus

        (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such UK Letters of Credit.

        "UK LIBO Rate Loan" means a Loan by the UK Borrower bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

        "UK Lien Date" means March 22, 2001.

        "UK Loan" means, as the context may require, a UK Term B Loan or a UK Revolving Loan.

        "UKLP" means Mobile Storage UK Finance Limited Partnership, a limited partnership organized under the laws of England.

        "UKLP Guarantee and Pledge" means a collective reference to the Guarantee executed and delivered by UKLP pursuant to the terms of this Agreement, substantially in the form of Exhibit O-4, as amended, supplemented, amended and restated or otherwise modified from time to time and the Pledge Agreement executed and delivered by UKLP pursuant to the terms of this Agreement, substantially in the form of Exhibit O-5, as amended, supplemented, amended and restated or otherwise modified from time to time.

        "UK Note" means, as the context may require, a UK Term B Note or a UK Revolving Note.

        "UK Pension Plan" means any pension scheme or pension plan of which the UK Borrower or any UK Subsidiary is a participating employer.

        "UK Percentage" means, relative to any UK Lender, the applicable percentage relating to UK Revolving Loans or UK Term B Loans, as the case may be, as set forth opposite its name on Schedule II hereto or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time (a) pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 12.11.1 or (b) by a reallocation pursuant to Section 3.2.2.

        "UK Person" means a Person that is resident in the United Kingdom for United Kingdom tax purposes.

        "UK Register" is defined in Section 3.6.

        "UK Revolving Facility" means the revolving credit facility provided under clause (a) of Section 3.1.1.

        "UK Revolving Loan" is defined in Section 3.1.1.

        "UK Revolving Loan Commitment" means, relative to any UK Lender, such UK Lender's obligation (if any) to make UK Revolving Loans pursuant to Section 3.1.1.

        "UK Revolving Loan Commitment Amount" means, on any date, the UKpound sterling $ Equivalent of $5,000,000, as such amount may be reduced or reallocated from time to time pursuant to Section 3.2, and as determined by the UK Agent in accordance with its customary banking practice for determining currency exchange rates on each Quarterly Payment Date for such date through (but excluding) the next Quarterly Payment Date.

        "UK Revolving Loan Commitment Termination Date" means the earliest of

        (a) the fifth anniversary of the Closing Date;

        (b) the date on which the UK Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 3.2 (other than Section 3.2.2); and

        (c) the date on which any Commitment Termination Event occurs.

        Upon the occurrence of any event described in the preceding clause (b) or (c), the UK Revolving Loan Commitments shall terminate automatically and without any further action.

        "UK Revolving Note" means a promissory note of the UK Borrower payable to any UK Lender, substantially in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the Indebtedness of the UK Borrower to such UK Lender resulting from outstanding UK Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "UK Subsidiary" means each Subsidiary of the UK Borrower.

        "UK Subsidiary Security Agreement" means any Debenture executed and delivered by a UK Subsidiary pursuant to the terms of this Agreement, substantially in the form of Exhibit I-4, as amended, supplemented, amended and restated or otherwise modified from time to time.

        "UK Subsidiary Guarantor" means each UK Subsidiary which has executed and delivered a UK Subsidiary Guaranty.

        "UK Subsidiary Guaranty" means a Subsidiary Guaranty executed and delivered by a UK Subsidiary in its capacity as a UK Subsidiary Guarantor pursuant to the terms of this Agreement (including clause (a) of Section 9.1.7), substantially in the form of Exhibit J-3, as amended, supplemented, amended and restated or otherwise modified from time to time.

        "UK Target Subsidiaries" is defined in the Recitals.

        "UK Term B Loan" is defined in Section 3.1.3.

        "UK Term B Loan Commitment" means, relative to any UK Lender, such Lender's obligation (if any) to make UK Term B Loans pursuant to Section 3.1.3.

        "UK Term B Loan Commitment Amount" means UKpound sterling 6,631,299.73.

        "UK Term B Loan Commitment Termination Date" means the earliest of

        (a) the Closing Date if the UK Term B Loan is not made on such Date; and

        (b) the date on which any Commitment Termination Event occurs.

        Upon the occurrence of any event described in clause (b), the UK Term B Loan Commitments shall terminate automatically and without any further action.

        "UK Term B Note" means a promissory note of the UK Borrower payable to any UK Lender, in the form of Exhibit A-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the UK Borrower to such US Lender resulting from outstanding Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "United States" or "US" means the United States of America, its fifty states and the District of Columbia.

        "US Agent" is defined in the preamble.

        "US Alternate Base Rate" means, on any date relative to all US Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

        (a) the rate of interest most recently established by the US Agent at its Domestic Office as its base rate for US Dollar loans made in the United States; and

        (b) the US Federal Funds Rate most recently determined by the US Agent plus 1/2 of 1%.

        The US Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the US Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any US Loans maintained as US Base Rate Loans will take effect simultaneously with each change in the US Alternate Base Rate. The US Agent will give notice promptly to the US Borrower and the US Lenders of changes in the US Alternate Base Rate.

        "US Base Rate Loan" means a US Loan bearing interest at a fluctuating rate determined by reference to the US Alternate Base Rate.

        "US Borrower" is defined in the preamble.

        "US Borrower Guaranty" means the Guaranty Agreement executed and delivered by the US Borrower pursuant to clause (b) of Section 7.1.23, substantially in the form of Exhibit J-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof.

        "US Borrower Pledge Agreement" means the Pledge Agreement executed and delivered by the US Borrower pursuant to clause (a) of Section 7.1.9, substantially in the form of Exhibit H-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof.

        "US Borrower UK Pledge Agreement " means the Pledge Agreement executed and delivered by the US Borrower pursuant to clause (b) of Section 7.1.9, substantially in the form of

Exhibit H-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof.

        "US Borrower Security Agreement," means the Security Agreement executed and delivered by the US Borrower pursuant to Section 7.1.10, substantially in the form of Exhibit I-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof.

        "US Borrowing Request" means a Loan request and certificate duly executed by an Authorized Officer of the US Borrower, substantially in the form of Exhibit B-1 hereto.

        "US Commitment" is defined in Section 2.1.

        "US Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the US Borrower, substantially in the form of Exhibit C-1 hereto.

        "US Credit Extension" means, as the context may require,

        (a) the making of a US Term Loan or a US Revolving Loan by a US Lender;

        (b) the making of a US Swing Line Loan by the US Swing Line Lender; or

        (c) the issuance of a US Letter of Credit, or the extension of the Stated Expiry Date of a previously issued Letter of Credit, by a US Issuer.

        "US Credit Facilities" is defined in Article II.

        "US Credit Facilities Guarantor" means all direct and indirect Subsidiaries of the US Borrower; provided, however, that neither the UK Borrower nor any of the UK Target Subsidiaries shall be US Credit Facilities Guarantors; and provided, further, that no other Non-US Subsidiary shall be required to deliver a Subsidiary Guaranty except to the extent such guaranty could not reasonably be expected to result in material tax liabilities for the US Borrower (as determined in good faith by the US Borrower) at any time prior to June 30, 2006.

        "US $ Equivalent" means the Exchange Equivalent in US Dollars of any amount of UKpound sterling.

        "US Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

        (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

        (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the US Agent from three federal funds brokers of recognized standing selected by it.

        "US Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the US Borrower, substantially in the form of Exhibit B-3 hereto.

        "US Issuer" means Scotiabank (or any affiliate, unit or agency thereof) in its individual capacity hereunder as issuer of any US Letters of Credit.

        "US Lender" is defined in the preamble.

        "US Letter of Credit" is defined in clause (a) of Section 2.1.2.

        "US Letter of Credit Commitment" means,

        (a) relative to a US Issuer, such US Issuer's obligation to issue US Letters of Credit pursuant to Section 2.1.2; and

        (b) relative to each US Lender, its obligation to participate in US Letters of Credit pursuant to Section 4.1.1.

        "US Letter of Credit Commitment Amount" means, on any date, a maximum amount of $10,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

        "US Letter of Credit Outstandings" means, on any date, an amount equal to the sum of

        (a) the then aggregate amount which is undrawn and available under all issued and outstanding US Letters of Credit,

plus

        (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such US Letters of Credit.

        "US LIBO Rate Loan" means a Loan by the US Borrower bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

        "US Loan" means, as the context may require, a US Term A Loan, a US Term B Loan, a US Revolving Loan or a US Swing Line Loan.

        "US Note" means, as the context may require, a US Revolving Note, a US Term A Note, a US Term B Note or a US Swing Line Note.

        "US Pension Plan" means a "pension plan", as such term is defined in
Section 3 (2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001 (a)(3) of ERISA), and to which the US Borrower or any corporation, trade or business that is, along with the US Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of
Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

        "US Percentage" means, relative to any US Lender, the applicable percentage relating to US Revolving Loans, US Term A Loans or US Term B Loans, as the case may be, as set forth opposite its name on Schedule II hereto or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time (a) pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 12.11.1 or
(b) by a reallocation pursuant to Section 2.2.3.

        "US Person" means any Person who is a United States Person within the meaning of Section 7701(a)(30) of the Code.

        "US Register" is defined in Section 2.6(b).

        "US Revolving Facility" means the revolving credit facility provided under clause (a) of Section 2.1.1.

        "US Revolving Loan" is defined in Section 2.1.1.

        "US Revolving Loan Commitment" means, relative to any US Lender, such US Lender's obligation (if any) to make US Revolving Loans pursuant to clause (a) of Section 2.1.1.

        "US Revolving Loan Commitment Amount" means, on any date, $55,000,000, as such amount may be reduced or reallocated from time to time pursuant to
Section 2.2.

        "US Revolving Loan Commitment Termination Date" means the earliest of

        (a) the fifth anniversary of the Closing Date;

        (b) the date on which the US Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2 (other than Section 2.2.3); and

        (c) the date on which any Commitment Termination Event occurs.

        Upon the occurrence of any event described in the preceding clause (b) or (c), the US Revolving Loan Commitments shall terminate automatically and without any further action.

        "US Revolving Note" means a promissory note of the US Borrower payable to any US Lender, substantially in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the US Borrower to such US Lender resulting from outstanding US Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "US Subsidiary" means any Subsidiary that is incorporated under the laws of the United States or a state thereof.

        "US Subsidiary Guarantor" means each US Subsidiary which has executed and delivered a US Subsidiary Guaranty.

        "US Subsidiary Guaranty" means a Subsidiary Guaranty executed and delivered by a US Subsidiary Guarantor pursuant to the terms of this Agreement (including clause (a) of Section 9.1.7), substantially in the form of Exhibit J-2, as amended, supplemented, amended and restated or otherwise modified from time to time.

        "US Subsidiary Pledge Agreement" means any Pledge Agreement executed and delivered by a US Subsidiary pursuant to the terms of this Agreement (including clause (a) of Section 9.1.7), substantially in the form of Exhibit H-2, as amended, supplemented, amended and restated or otherwise modified from time to time.

        "US Subsidiary Security Agreement" means any Subsidiary Security Agreement executed and delivered by a US Subsidiary pursuant to the terms of this Agreement (including clause (a) of Section 9.1.7), substantially in the form of Exhibit I-3 , as amended, supplemented, amended and restated or otherwise modified from time to time.

        "US Swing Line Lender" means, on the Effective Date, Scotiabank (or, at any time thereafter, another US Lender designated by Scotiabank with the consent of the US Borrower, if such US Lender agrees to be the US Swing Line Lender hereunder), in such Person's capacity as the maker of US Swing Line Loans.

        "US Swing Line Loan" is defined in clause (b) of Section 2.1.1.

        "US Swing Line Loan Commitment" is defined in clause (b) of Section
2.1.1.

        "US Swing Line Loan Commitment Amount" means, on any date, $5,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

        "US Swing Line Note" means a promissory note of the US Borrower payable to the US Swing Line Lender, in the form of Exhibit A-6 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the US Borrower to the US Swing Line Lender resulting from outstanding US Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "US Term A Loans" is defined in clause (a) of Section 2.1.3.

        "US Term A Loan Commitment" is defined in clause (a) of Section 2.1.3.

        "US Term A Loan Commitment Amount" means, on any date, $55,000,000.

        "US Term A Loan Commitment Termination Date" means the earliest of

        (a) the Closing Date if the US Term A Loan is not made on such date; and

        (b) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b), the US Term A Loan Commitments shall terminate automatically and without any further action.

        "US Term B Loans" means, collectively, the Initial US Term B Loans and the Incremental US Term B Loans.

        "US Term B Loan Commitments" means, collectively, the Initial US Term B Loan Commitments and the Incremental US Term B Loan Commitments.

        "US Term B Loan Commitment Amount" means, on any date, $15,000,000, as the same may be increased pursuant to Section 2.7.

        "US Term B Loan Commitment Termination Date" means the earliest of

        (a) the Closing Date if the US Term B Loan is not made on such date; and

        (b) the date on which any Commitment Termination Event occurs.

        Upon the occurrence of any event described in clause (b), the US Term B Loan Commitments shall terminate automatically and without any further action.

        "US Term A Note" means a promissory note of the US Borrower payable to any US Lender, in the form of Exhibit A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the US Borrower to such US Lender resulting from outstanding US Term A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "US Term B Note" means a promissory note of the US Borrower payable to any US Lender, in the form of Exhibit A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the US Borrower to such US Lender resulting from outstanding US Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

        "Welfare Plan" means a "welfare plan", as such term is defined in section 3(l) of ERISA.

        "Windward Group" means (a) Windward Capital Partners II, L.P., a Delaware limited partnership, (b) Windward Capital LP II, LLC, a Delaware limited liability company, (c) Affiliates of the Persons referred to in clauses
(a) and (b), except for purposes of determining whether any Person is an "Affiliate", clause (a) of the definition of Affiliate shall be ignored, (d) Windward/MSG Co-Invest, LLC, a Delaware limited liability company and (e) Windward/MSG Co-Invest II, LLC, a Delaware limited liability company.

        "Windward Management Agreement" means, collectively, the Management Agreement dated as of June 30, 2000 between Windward Capital Management, LLC, a Delaware limited liability company, and the US Borrower, as amended through the date hereof, and the Letter Agreement dated as of April 4, 2000 between Windward Capital Management, LLC, a Delaware limited liability company, and the US Borrower.

        "Wholly-owned" means, with respect to any Person, any direct or indirect Subsidiary of such Person, any Subsidiary of such Person all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by such Person.

        SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document, the Disclosure Schedule, or any Borrowing Request, Issuance Request, Continuation/Conversion Notice, Compliance Certificate, notice or other communications delivered from time to time in connection with this Agreement or any other Loan Document.

        SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

        SECTION 1.4. Accounting and Financial Determinations.

        (a) Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, and all accounting determinations and computations hereunder or thereunder (including under Section 9.2.4) shall be made, in accordance with those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in clause (a) of Section 9.1.1; provided, however, that all financial statements required to be delivered hereunder or under any other Loan Document shall be prepared in accordance with GAAP as in effect from time to time. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the US Borrower and its Subsidiaries, in each case without duplication.

        (b) If any changes in accounting principles from those used in the preparation of the financial statements referred to in Section 8.5 hereafter occur as a result of the promulgation of rules, regulations, pronouncements, or opinions by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and such changes result in a change in the method of calculation of financial covenants, standards or terms found in this Agreement, the Borrowers and the Lenders agree to enter into negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes with the desired result that the evaluations of the US Borrower's financial condition shall be the same after such changes as if such changes had not been made; provided, however, that until the parties hereto have reached a definitive agreement on such amendments, the US Borrower's financial condition shall continue to be evaluated on the same principles as those used in the preparation of the financial statements referred to in Section 8.5.

                                  ARTICLE II.

                          US COMMITMENTS AND BORROWING

        SECTION 2.1. US Commitments. On the terms and subject to the conditions of this Agreement (including Sections 2.1.4, 2.1.5, Article IV and Article VII),

        (a) each US Lender severally agrees to make US Loans (other than US Swing Line Loans) pursuant to the US Commitments, and the US Swing Line Lender agrees to make US Swing Line Loans pursuant to the US Swing Line Loan Commitment, in each case as described in this Section 2.1; and

        (b) the US Issuer agrees that it will issue US Letters of Credit pursuant to Section 2.1.2, and each US Lender severally agrees that it will purchase participation interests in such US Letters of Credit pursuant to
Section 4.1.1.

Such agreements of each US Lender are referred to collectively as its "US Commitment", and all US Commitments of US Lenders are referred to collectively as the "US Credit Facilities".

        SECTION 2.1.2 US Revolving Loan Commitment and US Swing Line Loan Commitment.

        (a) From time to time on any Business Day occurring prior to the US Revolving Loan Commitment Termination Date, each US Lender will make loans (relative to such Lender, its "US Revolving Loans") to the US Borrower equal to such US Lender's US Percentage of the aggregate amount of each Borrowing of the US Revolving Loans requested by the US Borrower to be made on such day. The Commitment of each such US Lender described in this Section 2.1.1 is herein referred to as its "US Revolving Loan Commitment". On the terms and subject to the conditions hereof, the US Borrower may from time to time borrow, prepay and reborrow the US Revolving Loans.

        (b) From time to time on any Business Day occurring prior to the US Revolving Loan Commitment Termination Date, the US Swing Line Lender will make loans (relative to the US Swing Line Lender, its "US Swing Line Loans") to the US Borrower equal to the principal amount of the US Swing Line Loans requested by the US Borrower to be made on such day. The Commitment of the US Swing Line Lender described in this clause (b) is herein referred to as its "US Swing Line Loan Commitment". On the terms and subject to the conditions hereof, the US Borrower may from time to time borrow, prepay and reborrow US Swing Line Loans.

        SECTION 2.1.3 US Letter of Credit Commitment. From time to time on any Business Day occurring prior to the US Revolving Loan Commitment Termination Date, the US Issuer will

        (a) issue one or more standby or documentary letters of credit (a "US Letter of Credit") for the account of the US Borrower in the Stated Amount requested by the US Borrower on such day; or

        (b) extend the Stated Expiry Date of an existing standby US Letter of Credit previously issued hereunder to a date not later than the earlier of (i) the then scheduled US Revolving Loan Commitment Termination Date and (ii) one year from the date of such extension.

        SECTION 2.1.4 US Term Loan Commitment. In a single Borrowing occurring on the Closing Date, each US Lender that has an US Term A Loan Commitment or an US Initial Term B Loan Commitment, as applicable,

        (a) will make loans (relative to such US Lender, its "US Term A Loans") to the US Borrower equal to such US Lender's US Percentage of the aggregate amount of the Borrowing of US Term A Loans requested by the US Borrower to be made on such day (with the commitment of each such US Lender described in this clause (a) herein referred to as its "US Term A Loan Commitment"); and

        (b) will make loans (relative to such US Lender, its "Initial US Term B Loans) to the US Borrower equal to such US Lender's US Percentage of the aggregate amount of the Borrowing of US Term B Loans requested by the US Borrower to be made on such day (with the commitment of each such US Lender described in this clause (b) herein referred to as its "Initial US Term B Loan Commitment").

No amounts paid or prepaid with respect to US Term A Loans or US Term B Loans may be reborrowed.

        SECTION 2.1.5 US Lenders Not Permitted or Required to Make Loans. No US Lender shall be permitted or required to make any US Loan if, after giving effect thereto, the aggregate outstanding principal amount of

        (a) all US Revolving Loans

                (i) of all US Lenders and the outstanding principal amount of all US Swing Line Loans, together with the aggregate amount of all US Letter of Credit Outstandings, would exceed the lesser of (x) the then existing US Revolving Loan Commitment Amount and (y) prior to the satisfaction of the conditions set forth in Section 2.2.4, $42,000,000; or

                (ii) of such US Lender, together with such US Lender's US Percentage of the aggregate amount of all US Letter of Credit Outstandings and such US Lender's US Percentage of the outstanding principal amount of all US Swing Line Loans, would exceed such US Lender's US Percentage of the then existing US Revolving Loan Commitment Amount;

        (b) all US Term A Loans or US Term B Loans, as the case may be,

                (i) of all US Lenders would exceed the US Term A Loan Commitment Amount (in the case of US Term A Loans) or the US Term B Loan Commitment Amount (in the case of US Term B Loans); or

                (ii) of such US Lender with a US Term A Loan Commitment or a US Term B Loan Commitment, as the case may be, would exceed such US Lender's US Percentage of the US Term A Loan Commitment Amount (in the case of US Term A Loans) or the US Term B Loan Commitment Amount (in the case of US Term B Loans); or

        (c) (i) all US Swing Line Loans would exceed the then existing US Swing Line Loan Commitment Amount; or (ii) unless otherwise agreed to by the US Swing Line Lender, in its sole discretion, the sum of all US Swing Line Loans and US Revolving Loans made by the US Swing Line Lender plus the US Swing Line Lender's US Percentage multiplied by the aggregate amount of US Letter of Credit Outstandings would exceed the amount determined by multiplying the US Swing Line Lender's US Percentage by the then existing US Revolving Loan Commitment Amount.

        SECTION 2.1.6 US Issuer Not Permitted or Required to Issue US Letters of Credit. The US Issuer shall not be permitted or required to issue any US Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all US Letter of Credit Outstandings would exceed the US Letter of Credit Commitment Amount or (b) the sum of the aggregate amount of all US Letter of Credit Outstandings plus the aggregate principal amount of all US Revolving Loans and US Swing Line Loans then outstanding would exceed the US Revolving Loan Commitment Amount.

        SECTION 2.2. Reduction of the US Commitment Amounts; Reallocation. The US Revolving Loan Commitment Amounts and the US Swing Line Loan Commitment Amount are subject to reduction from time to time pursuant to Sections 2.2.1 and 2.2.2, and to reallocation from time to time pursuant to Section 2.2.3.

        SECTION 2.2.1 Optional. The US Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the amount of the US Revolving Loan Commitment Amount, the US Swing Line Loan Commitment Amount or the US Letter of Credit Commitment Amount on the Business Day so specified by the US Borrower; provided, however, that all such reductions shall require at least one Business Day's prior notice to the US Agent and be permanent, and any partial reduction of any US Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $100,000. Any reduction of the US Revolving Loan Commitment Amount which reduces the US Revolving Loan Commitment Amount below the then current amount of the US Letter of Credit Commitment Amount or the US Swing Line Loan Commitment Amount, as the case may be, shall result in an automatic and corresponding reduction of the US Letter of Credit Commitment Amount or the US Swing Line Loan Commitment Amount, as the case may be, to the amount of the US Revolving Loan Commitment Amount, as so reduced, without any further action on the part of any US Lender, the US Issuer or the US Swing Line Lender, as the case may be.

        SECTION 2.2.2 Mandatory. Following the prepayment of the Term Loans in full, in the event no Term Loans shall be outstanding, the US Revolving Loan Commitment Amount and UK Revolving Loan Commitment shall, without any further action, automatically and permanently be reduced pro rata concurrently with the receipt of any Net Disposition Proceeds received by the US Borrower or its US Subsidiaries, in an amount equal to 100% of such Net Disposition Proceeds.

        SECTION 2.2.3 Reallocation. At any time after December 31, 2000 and prior to the US Revolving Loan Commitment Termination Date, the Borrowers may, two times during each twelve month period prior to the US Revolving Commitment Termination Date, upon five Business Days' prior written notice delivered to the Agents, elect to reallocate the US $ Equivalent of the then unused UK Revolving Loan Commitment Amount to the US Revolving Loan Commitment Amount; provided, however, that the US Revolving Loan Commitment Amount shall not at any time exceed $60,000,000 (or such lesser amount if the US Revolving Loan Commitment Amount has been permanently reduced in accordance with Sections 2.2.1 or 2.2.2) as a result of such reallocation. Any such reallocation will automatically reduce the UK Revolving Loan Commitment Amount by a corresponding amount and, upon the effectiveness of such reallocation, the US Percentages relating to US Revolving Loans of the Dual Lenders shall be increased, and the US Percentages of the US Lenders that are not Dual Lenders shall be decreased, as set forth in the next two sentences to the extent necessary to reflect the Dual Lenders' commitment to make US Revolving Loans in the increased amount so reallocated to the US Revolving Loan Commitment Amount, it being the intent of the parties hereto that the US Revolving Loan Commitment of US Lenders that are not Dual Lenders shall not be increased above that which was in effect immediately prior to giving effect to such reallocation. The US Percentage of the US Revolving Loan Commitment Amount of a US Lender that is not a Dual Lender shall equal the maximum principal amount of US Revolving Loans that such US Lender would be required to make immediately prior to giving effect to a reallocation pursuant to this Section divided by the US Revolving Loan Commitment Amount immediately after giving effect to the increase in the US Revolving Loan Commitment Amount resulting from such reallocation. The US Percentage of the US Revolving Loan Commitment Amount of a US Lender that is a Dual Lender shall equal the quotient of (a) the sum of (i) the maximum principal amount of US Revolving Loans that such Dual Lender would be required to make immediately prior to giving effect to a reallocation pursuant to this Section plus (ii) the product of (x) such Dual Lender's UK Percentage to make UK Revolving Loans multiplied by (y) the US $ Equivalent of the UK Revolving Loan Commitment Amount reallocated pursuant to this Section, divided by (b) the US Revolving Loan Commitment Amount immediately after giving effect to the increase in the US Revolving Loan Commitment Amount resulting from such reallocation. If the US Revolving Loan Commitment Amount is reduced as a result of a reallocation that increases the UK Revolving Loan Commitment Amount pursuant to Section 3.2.2, then the US Percentages of the US Lenders that are not Dual Lenders shall be increased and the US Percentages of the Dual Lenders shall be decreased based upon the foregoing principles (it being understood that the Commitment Amounts of the US Lenders that are not Dual Lenders shall not be changed as a result of such reallocation). Upon (and as a condition to) a reallocation pursuant to this Section which increases the US Revolving Loan Commitment Amount, the US Borrower shall execute and deliver to each of the Dual Lenders a new US Revolving Note to reflect the increased US Revolving Loan Commitment of such Dual Lender. The US Agent shall distribute to the Borrowers and the Lenders the modified Percentages in effect after giving effect to a reallocation pursuant to this Section.

        SECTION 2.2.4 Intentionally Omitted.

        SECTION 2.3. Borrowing Procedures. US Loans (other than US Swing Line Loans) shall be made by the US Lenders in accordance with Section 2.3.1, and US Swing Line Loans shall be made by the US Swing Line Lender in accordance with
Section 2.3.2.

        SECTION 2.3.1 Borrowings of Loans other than US Swing Line Loans. Except in the case of US Swing Line Loans, by delivering a Borrowing Request to the US Agent on or before 1:00 p.m. (Local Time) on a Business Day, the US Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of US Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $1,000,000 and an integral multiple of $100,000, in the case of US Base Rate Loans, in a minimum amount of $1,000,000 and an integral multiple of $100,000 or, in either case, in the unused amount of the applicable US Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the Type of US Loans, and shall be made on the Business Day, specified in such Borrowing Request. Except in the case of US Swing Line Loans, on or before 11:00 a.m. (Local Time) on such Business Day, each US Lender that has a US Commitment to make the US Loans being requested shall deposit with the US Agent same day funds in an amount equal to such US Lender's US Percentage of the requested Borrowing. Such deposit will be made to an account which the US Agent shall specify from time to time by notice to the US Lenders. To the extent funds are received from the US Lenders, the US Agent shall make such funds available to the US Borrower by wire transfer to the accounts the US Borrower shall have specified in its Borrowing Request. No US Lender's obligation to make any US Loan shall be affected by any other US Lender's failure to make any US Loan.

        SECTION 2.3.2 US Swing Line Loans. (a) By telephonic notice, promptly followed (within one Business Day) by the delivery of a confirming Borrowing Request, to the US Swing Line Lender on or before 1:00 p.m. (Local Time) on the Business Day the proposed US Swing Line Loan is to be made, the US Borrower may from time to time irrevocably request that US Swing Line Loans be made by the US Swing Line Lender in an aggregate minimum principal amount of $250,000 and an integral multiple of $100,000. All US Swing Line Loans shall be made as US Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each US Swing Line Loan shall be made available by the US Swing Line Lender, by its close of business on the Business Day telephonic notice is received by it as provided in this clause (a), to the US Borrower by wire transfer to the account the US Borrower shall have specified in its notice therefor.

        (b) If

                (i) any US Swing Line Loan shall be outstanding for more than four Business Days;

                (ii) any US Swing Line Loan is or will be outstanding on a date when the US Borrower requests that a US Revolving Loan be made; or

                (iii) any Default shall occur and be continuing,

each US Lender (other than the US Swing Line Lender) irrevocably agrees that it will, at the request of the US Swing Line Lender, make a US Revolving Loan (which shall initially be funded as a LIBO Rate Loan) in an amount equal to such US Lender's US Percentage of the aggregate principal amount of all such US Swing Line Loans then outstanding (such outstanding



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US Swing Line Loans hereinafter referred to as the "Refunded US Swing Line
Loans"). On or before 11:00 a.m. (Local Time) on the first Business Day following receipt by each US Lender of a request to make US Revolving Loans as provided in the preceding sentence, each such US Lender shall deposit in an account specified by the US Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the US Swing Line Lender to repay the Refunded US Swing Line Loans. At the time the aforementioned US Lenders make the above referenced US Revolving Loans, the US Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded US Swing Line Loans, US Revolving Loans in an amount equal to the US Swing Line Lender's US Percentage of the aggregate principal amount of the Refunded US Swing Line Loans. Upon the making (or deemed making, in the case of the US Swing Line Lender) of any US Revolving Loans pursuant to this clause (b), the amount so funded shall become outstanding under such US Lender's US Revolving Note and shall no longer be owed under the US Swing Line Note. All interest payable with respect to any US Revolving Loans made (or deemed made, in the case of the US Swing Line Lender) pursuant to this clause (b) shall be appropriately adjusted to reflect the period of time during which the US Swing Line Lender had outstanding US Swing Line Loans in respect of which such US Revolving Loans were made. Each US Lender's obligation to make the US Revolving Loans referred to in this clause (b) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such US Lender may have against the US Swing Line Lender, the US Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of the US Borrower; (iv) the acceleration or maturity of any US Loans or the termination of any US Commitment after the making of any US Swing Line Loan; (v) any breach of this Agreement or any other Loan Document by the US Borrower or any US Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing other than the making of a Swing Line Loan at a time when the US Swing Line Lender has actual knowledge that the US Borrower is in default of the payment when due of principal of or interest on any Loan or when the US Swing Line Lender has received written notice from any US Lender or the US Borrower at least one Business Day prior to the date of making a Swing Line Loan that any other Event of Default has occurred and is continuing as of the date of the extension of the Swing Line Loan.

        SECTION 2.4. Continuation and Conversion Elections. By delivering a US Continuation/ Conversion Notice to the US Agent on or before 1:00 p.m. (Local
Time) on a Business Day, the US Borrower may from time to time irrevocably elect, on not less than one Business Day's notice in the case of US Base Rate Loans, or three Business Days' notice in the case of US LIBO Rate Loans, and in either case not more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000, in the case of US LIBO Rate Loans, or an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000, in the case of US Base Rate Loans, be, in the case of US Base Rate Loans, converted into US LIBO Rate Loans or be, in the case of US LIBO Rate Loans, converted into US Base Rate Loans or continued as US LIBO Rate Loans (in the absence of delivery of a US Continuation/Conversion Notice with respect to any US LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a US Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding US Loans of all



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US Lenders that have made such US Loans, and (y) no portion of the outstanding principal amount of any US Loans may be continued as, or be converted into, US LIBO Rate Loans when any Default has occurred and is continuing.

        SECTION 2.5. Funding. Each US Lender may, if it so elects and to the extent such election does not result in any adverse consequences or effects under Sections 6.1, 6.2, 6.3 or 6.6 (other than those for which the US Lender does not seek compensation) fulfill its obligation to make, continue or convert US LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such US Lender) to make or maintain such US LIBO Rate Loan; provided, however, that such US LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such US Lender, and the obligation of the US Borrower to repay such US LIBO Rate Loan shall nevertheless be to such US Lender for the account of such foreign branch, Affiliate or international banking facility; and provided, further, however, that such US Lender shall cause such foreign branch, Affiliate or international banking facility to comply with the applicable provisions of clause (b) of
Section 6.6 with respect to such US LIBO Rate Loan. In addition, the US Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 6.1, 6.2 or 6.3, it shall be conclusively assumed that each US Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

        SECTION 2.6. US Register; US Notes.

        (a) Each US Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the US Borrower to such US Lender resulting from each US Loan made by such US Lender, including the amounts of principal and interest payable and paid to such US Lender from time to time hereunder. In the case of a US Lender that does not request, pursuant to paragraph (b)(ii) below, execution and delivery of a Note evidencing the US Loans made by such US Lender to the US Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the US Agent in the US Register, be conclusive and binding on the US Borrower absent manifest error; provided, however, that the failure of any US Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of the US Borrower or any other Obligor.

        (b) (i) The US Borrower hereby designates the US Agent to serve as the US Borrower's agent, solely for the purpose of this clause (b), to maintain a register (the "US Register") on which the US Agent will record each US Lender's US Commitment, the US Loans made by each US Lender and each repayment in respect of the principal amount of the US Loans of each US Lender and annexed to which the US Agent shall retain a copy of each Lender Assignment Agreement delivered to the US Agent pursuant to Section 12.11.1. Failure to make any recordation, or any error in such recordation, shall not affect the US Borrower's obligation in respect of such US Loans. The entries in the US Register shall be conclusive, in the absence of manifest error, and the US Borrower, the US Agent and the US Lenders shall treat each Person in whose name a US Loan (and as provided in clause (ii) the Note evidencing such US Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A US Lender's US Commitment and the US Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the US Register. Any assignment or transfer of a US Lender's



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

US Commitment or the US Loans made pursuant thereto shall be registered in the US Register only upon delivery to the US Agent of a Lender Assignment Agreement duly executed by the assignor thereof. No assignment or transfer of a US Lender's US Commitment or the US Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the US Register by the US Agent as provided in this Section.

                (ii) The US Borrower agrees that, upon the request to the US Agent by any US Lender, the US Borrower will execute and deliver to such US Lender, as applicable, a US Revolving Note, a US Term A Note and a US Term B Note evidencing the US Loans made by such US Lender. The US Borrower hereby irrevocably authorizes each US Lender to make (or cause to be made) appropriate notations on the grid attached to such US Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the US Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the US Agent in the US Register, be conclusive and binding on the US Borrower absent manifest error; provided, however, that the failure of any US Lender to make any such notations shall not limit or otherwise affect any Obligations of the US Borrower or any other Obligor. The Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to Section 12.11.1) be represented by one or more Notes payable to the order of the payee named therein and its registered assigns. A Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the US Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the US Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Notes shall be issued to the designated assignee and the old Note shall be returned by the US Agent to the US Borrower marked "exchanged". No assignment of a Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the US Register by the US Agent as provided in this Section.

        SECTION 2.7. Incremental US Term B Loans. At any time prior to December 31, 2001, the US Borrower may from time to time, by notice to the US Agent (which shall promptly deliver a copy to each of the Lenders), request the addition of the new US Term B Loans (the "Incremental US Term B Loans") provided, however, that both at the time of any such request and after giving effect to any such Incremental US Term B Loans and concurrent repayment of Revolving Loans (i) no Default shall exist and (ii) the Borrowers shall be in pro forma compliance with each of the financial covenants set forth in Section
9.2.4 as if the borrowing of Incremental US Term B Loans has occurred at the end of the most recent fiscal quarter for which financial statements are required to have been delivered pursuant to Section 9.1.1. The Incremental US Term B Loans
(i) shall be in an aggregate principal amount not in excess of $25,000,000 (or such lesser amount in accordance with Section 9.2.2(h)(ii)), (ii) shall constitute US Term B Loans in all respects, except as provided herein, and (iii) shall amortize on a pro rata basis with the then remaining Initial US Term B Loans. No existing Lender will be obligated to subscribe for any portion of commitments to provide the Incremental US Term B Loans. The



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US Borrower shall arrange for one or more banks or other financial institutions
(any such bank or other financial institution being called an "Additional Lender") to extend commitments to provide Incremental US Term B Loans in an aggregate amount equal to the unsubscribed amount, provided that each Additional Lender shall be subject to the approval of the US Agent (which approval shall not be unreasonably withheld). Commitments in respect of Incremental US Term B Loans (the "Incremental US Term B Loan Commitments") shall become US Term B Commitments under this Agreement pursuant to a supplement to this Agreement (the "Incremental Facility Supplement") and, as appropriate, the other Loan Documents, executed by each of the Borrowers, each Additional Lender, and the US Agent. The Incremental Facility Supplement may, without the consent of any other Lenders, effect such amendments, and only such amendments, to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Agents, to effect the provisions of this Section. The effectiveness of any Incremental Facility Supplement shall be subject to the satisfaction on or prior to the date thereof of each of the conditions set forth in Section 7.3.

                                  ARTICLE III.

                          UK COMMITMENTS AND BORROWING

        SECTION 3.1. UK Commitments. On the terms and subject to the conditions of this Agreement (including Sections 3.1.5, Article IV and Article VII),

        (a) each UK Lender severally agrees to make UK Loans in UKpound sterling pursuant to the UK Commitments as described in this Section 3.1; and

        (b) the UK Issuer agrees that it will issue UK Letters of Credit denominated in UKpound sterling pursuant to Section 3.1.2, and each UK Lender agrees that it will purchase participation interests in such UK Letters of Credit pursuant to Section 4.1.1.

Such agreements of each UK Lender are referred to collectively as its "UK Commitment", and all UK Commitments of UK Lenders are referred to collectively as the "UK Credit Facilities".

        SECTION 3.1.1 UK Revolving Loan Commitment. (a) From time to time on any Business Day occurring prior to the UK Revolving Loan Commitment Termination Date, each UK Lender will make revolving loans to (relative to such Lender, its "UK Revolving Loans") the UK Borrower equal to such UK Lender's UK Percentage of the aggregate amount of each Borrowing of the UK Revolving Loans requested by the UK Borrower to be made on such day. The Commitment of each such UK Lender described in this Section 3.1.1 is herein referred to as its "UK Revolving Loan Commitment". On the terms and subject to the conditions hereof, the UK Borrower may from time to time borrow, prepay and reborrow the UK Revolving Loans. Each Revolving Loan shall be denominated in UKpound sterling.

        SECTION 3.1.2 UK Letter of Credit Commitment. From time to time on any Business Day occurring prior to the UK Revolving Loan Commitment Termination Date, the UK Issuer will



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

        (a) issue one or more standby or documentary letters of credit (relative to such UK Issuer, its "UK Letter of Credit") denominated in UKpound sterling for the account of the UK Borrower in the Stated Amount requested by the UK Borrower on such day; or

        (b) extend the Stated Expiry Date of an existing standby UK Letter of Credit previously issued hereunder to a date not later than the earlier of (i) the UK Revolving Loan Commitment Termination Date and (ii) one year from the date of such extension.

        SECTION 3.1.3 UK Term B Loan Commitment. Subject to compliance by the UK Borrower with the terms of Section 3.1.4, 7.1 and 7.2, in a single Borrowing occurring on the Closing Date, each UK Lender that has a UK Term B Loan Commitment will make loans to (relative to such UK Lender, its "UK Term B Loans") the UK Borrower equal to such UK Lender's UK Percentage of the aggregate amount of the Borrowing of UK Term B Loans requested by the UK Borrower to be made on such day (with the commitment of each such UK Lender described in this Section 3.1.3 herein referred to as its "UK Term B Loan Commitment"). No amounts paid or prepaid with respect to UK Term B Loans may be reborrowed. The UK Term B Loan shall be made in an amount equal to the UKpound sterling $ Equivalent of $10,000,000.

        SECTION 3.1.4 UK Lenders Not Permitted or Required to Make Loans. No UK Lender shall be permitted or required to make any UK Loan if, after giving effect thereto, the aggregate outstanding principal amount of

        (a) all UK Revolving Loans

                (i) of all UK Lenders, together with the aggregate amount of all UK Letter of Credit Outstandings, would exceed the then existing UK Revolving Loan Commitment Amount; or

                (ii) of such UK Lender, together with such UK Lender's UK Percentage of the aggregate amount of all UK Letter of Credit Outstandings, would exceed such UK Lender's UK Percentage of the then existing UK Revolving Loan Commitment Amount;

        (b) all UK Term B Loans

                (i) of all UK Lenders would exceed the UK Term B Loan Commitment Amount; or

                (ii) of such UK Lender with a UK Term B Loan Commitment would exceed such UK Lender's UK Percentage of the UK Term B Loan Commitment Amount; or

        SECTION 3.1.5 UK Issuer Not Permitted or Required to Issue UK Letters of Credit. The UK Issuer shall not be permitted or required to issue any UK Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all UK Letter of Credit Outstandings would exceed the UK Letter of Credit Commitment Amount or (b) the sum of the aggregate amount of all UK Letter of Credit Outstandings plus the aggregate principal amount of all UK Revolving Loans then outstanding would exceed the UK Revolving Loan Commitment Amount.



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

        SECTION 3.2. Reduction of the UK Commitment Amounts; Reallocation. The UK Revolving Loan Commitment Amounts are subject to reduction from time to time pursuant to Section 3.2.1, and to reallocation from time to time pursuant to
Section 3.2.2.

        SECTION 3.2.1 Optional. The UK Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the amount of the UK Revolving Loan Commitment Amount or the UK Letter of Credit Commitment Amount on the Business Day so specified by the UK Borrower; provided, however, that all such reductions shall require at least one Business Day's prior notice to the UK Agent and be permanent, and any partial reduction of any UK Commitment Amount shall be in a minimum amount of UKpound sterling $1,000,000 and in an integral multiple of UKpound sterling $100,000. Any reduction of the UK Revolving Loan Commitment Amount which reduces the UK Revolving Loan Commitment Amount below the then current amount of the UK Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the UK Letter of Credit Commitment Amount to the amount of the UK Revolving Loan Commitment Amount, as so reduced, without any further action on the part of any UK Lender or any UK Issuer.

        SECTION 3.2.2 Reallocation. At any time after December 31, 2000 and prior to the UK Revolving Loan Commitment Termination Date, the Borrowers may, two times during each twelve month period prior to the US Revolving Commitment Termination Date upon five Business Days' prior written notice delivered to the Agents, elect to reallocate the UKpound sterling $ Equivalent of the unused US Revolving Loan Commitment Amount to the UK Revolving Loan Commitment Amount of the Dual Lenders; provided, however, that the UK Revolving Loan Commitment Amount shall not at any time exceed the UKpound sterling $ Equivalent of $10,000,000 (or such lesser amount if the UK Revolving Loan Commitment Amount has been permanently reduced in accordance with Section 3.2.1) as a result of such reallocation. Any such reallocation will automatically reduce the US Revolving Loan Commitment Amount by a corresponding amount. Upon a reallocation pursuant to this Section, the UK Lenders shall have the same UK Percentage to make UK Revolving Loans as that which was in effect on the Effective Date (as such UK Percentage to make UK Revolving Loans may have been modified by way of a Lender Assignment Agreement subsequent to the Effective Date). Upon (and as a condition to) a reallocation pursuant to this Section which increases the UK Revolving Loan Commitment Amount, the UK Borrower shall execute and deliver to each of the Dual Lenders a new UK Revolving Note to reflect the increased UK Revolving Loan Commitment of such Dual Lender. The UK Agent shall distribute to the Borrowers and the Lenders the modified Percentages in effect after giving effect to a reallocation pursuant to this Section.

        SECTION 3.3. Borrowing Procedures. UK Loans shall be made by the UK Lenders in accordance with Section 3.3.1.

        SECTION 3.3.1 Borrowings UK Loans. By delivering a Borrowing Request to the UK Agent on or before 1:00 p.m. (Local Time) on a Business Day, the UK Borrower may from time to time irrevocably request, on not less than one nor more than five Business Day's notice, UK Loans, in a minimum amount of $1,000,000 and an integral multiple of $100,000 or in the unused amount of the applicable UK Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be LIBO Rate Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m. (Local Time) on



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

such Business Day, each UK Lender that has a UK Commitment to make the UK Loans being requested shall deposit with the UK Agent same day funds in an amount equal to such UK Lender's UK Percentage of the requested Borrowing. Such deposit will be made to an account which the UK Agent shall specify from time to time by notice to the UK Lenders. To the extent funds are received from the UK Lenders, the UK Agent shall as soon as practicable thereafter make such funds available to the UK Borrower by wire transfer to the accounts the UK Borrower shall have specified in its Borrowing Request. No UK Lender's obligation to make any UK Loan shall be affected by any other UK Lender's failure to make any UK Loan. All UK Loans shall be UK LIBO Rate Loans.

        SECTION 3.4. Interest Period Elections. By delivering a UK Interest Period Election Notice to the UK Agent on or before 1:00 p.m. (Local Time) on a Business Day, the UK Borrower may, with respect to any UK Loan, from time to time irrevocably elect, on not less than three nor more than five Business Day's notice prior to the last day of the then current Interest Period applicable thereto, the subsequent Interest Period applicable to all or any portion of such UK Loans in an aggregate minimum amount of UKpound sterling $1,000,000 and an integral multiple of UKpound sterling $100,000 Loans. In the absence of timely delivery of a UK Interest Period Election Notice, the UK Borrower shall be deemed to have elected an Interest Period with a duration of one month.

        SECTION 3.5. Funding. Each UK Lender may, if it so elects, fulfill its obligation to make UK LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such UK Lender) to make such UK LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such UK Lender, and the obligation of the UK Borrower to repay such UK LIBO Rate Loan shall nevertheless be to such UK Lender for the account of such foreign branch, Affiliate or international banking facility; and provided, further, however, that such UK Lender shall cause such foreign branch, Affiliate or international banking facility to comply with the applicable provisions of clause (b) of
Section 6.6 with respect to such UK LIBO Rate Loan. In addition, the UK Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 6.3 or Section 6.12 it shall be conclusively assumed that each UK Lender elected to fund all UK LIBO Rate Loans by purchasing UKpound sterling deposits in the London interbank market.

        SECTION 3.6. UK Register; UK Notes. (a) Each UK Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the UK Borrower to such UK Lender resulting from each UK Loan made by such UK Lender, including the amounts of principal and interest payable and paid to such UK Lender from time to time hereunder. In the case of a UK Lender that does not request, pursuant to paragraph (b)(ii) below, execution and delivery of a Note evidencing the UK Loans made by such UK Lender to the UK Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the UK Agent in the UK Register, be conclusive and binding on the UK Borrower absent manifest error; provided, however, that the failure of any UK Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of the UK Borrower or any other Obligor.



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

        (b) The UK Borrower hereby designates the UK Agent to serve as the UK Borrower's agent, solely for the purpose of this clause (b), to maintain a register (the "UK Register") on which the UK Agent will record each UK Lender's UK Commitment, the UK Loans made by each UK Lender and each repayment in respect of the principal amount of the UK Loans of each UK Lender and annexed to which the UK Agent shall retain a copy of each Lender Assignment Agreement delivered to the UK Agent pursuant to Section 12.11.1. Failure to make any recordation, or any error in such recordation, shall not affect the UK Borrower's obligation in respect of such UK Loans. The entries in the UK Register shall be conclusive, in the absence of manifest error, and the UK Borrower, the UK Agent and the UK Lenders shall treat each Person in whose name a UK Loan (and as provided in clause (ii) the Note evidencing such UK Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A UK Lender's UK Commitment and the UK Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the UK Register. Any assignment or transfer of a UK Lender's UK Commitment or the UK Loans made pursuant thereto shall be registered in the UK Register only upon delivery to the UK Agent of a Lender Assignment Agreement duly executed by the assignor thereof No assignment or transfer of a UK Lender's UK Commitment or the UK Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the UK Register by the UK Agent as provided in this Section.

        (c) The UK Borrower agrees that, upon the request to the UK Agent by any UK Lender, the UK Borrower will execute and deliver to such UK Lender a UK Note evidencing the UK Loans made by such UK Lender to the UK Borrower. The UK Borrower hereby irrevocably authorizes each UK Lender to make (or cause to be made) appropriate notations on the grid attached to such UK Lender's UK Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the UK Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the UK Agent in the UK Register, be conclusive and binding on the UK Borrower that issued such note absent manifest error; provided, however, that the failure of any UK Lender to make any such notations shall not limit or otherwise affect any Obligations of the UK Borrower or any other Obligor. The Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to Section 12.11.1) be represented by one or more Notes payable to the order of the payee named therein and its registered assigns. A UK Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such UK Note and the obligation evidenced thereby in the UK Register (and each UK Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a UK Note shall be registered in the UK Register only upon surrender for registration of assignment or transfer of the UK Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new UK Notes shall be issued to the designated assignee and the old Note shall be returned by the UK Agent to the UK Borrower marked "exchanged". No assignment of a UK Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the UK Register by the UK Agent as provided in this Section.

                                  ARTICLE IV.

                    US AND UK LETTER OF CREDIT SUBFACILITIES

        On the terms and subject to the conditions of this Agreement (including
Article VII), each Borrower, each Issuer and each Lender severally agrees as follows:

        SECTION 4.1. Issuance Procedures. By delivering an Issuance Request to the applicable Agent under the applicable Facility on a local Business Day, at or before 1:00 p.m. (Local Time), the Borrower under such Facility may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such other notice as may be acceptable in the sole discretion of the Issuer under such Facility), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice prior to the then existing Stated Expiry Date of a Letter of Credit (unless a shorter or longer notice period is acceptable in the sole discretion of the Issuer under such Facility), in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer under such Facility issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit for such Borrower's account. The obligations of a Borrower and the applicable Issuer in respect of Letters of Credit may at the election of such Issuer be subject to The International Standby Practices (ISP
98) or other code of practices relating to letters of credit. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, each Borrower hereby acknowledges and agrees that (v) it shall be obligated to reimburse the applicable Issuer under the applicable Facility upon each Disbursement under a Letter of Credit issued under such Facility and
(w) it shall be deemed to be the obligor and account party for purposes of each Letter of Credit issued at its request under such Facility. Upon receipt of an Issuance Request pursuant to either Facility, the Agent under such Facility shall promptly provide notice thereof to the Issuer under such Facility and each Lender under such Facility. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier of (x) the applicable scheduled Revolving Loan Commitment Termination Date or (y) one year from the date of its issuance. The Issuer of each Letter of Credit will make available to the applicable Borrower the original of such Letter of Credit.

        SECTION 4.1.1 Other Lenders' Participation. Upon the issuance of each Letter of Credit pursuant to a Facility by the Issuer under such Facility, and without further action, each Lender (other than such Issuer) under such Facility shall be deemed to have irrevocably purchased from such Issuer, to the extent of such Lender's Percentage of the Revolving Loan Commitment Amount under such Facility, and such Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such Letter of Credit (including the contingent liability and any Reimbursement Obligation and all rights with respect thereto), and such Lender shall, to the extent of its Percentage of the Revolving Loan Commitment Amount under such Facility, as the case may be, be responsible for reimbursing promptly (and in any event within one Business Day) such Issuer for Reimbursement Obligations which have not been reimbursed in accordance with Section 4.1.3 by the applicable Borrower which requested the issuance of such Letter of Credit. In addition, each Lender under a Facility shall, to the extent of its Percentage of the Revolving Loan Commitment Amount under such Facility, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 5.3.2 with respect to each Letter of Credit issued under such Facility and of interest payable pursuant to Section 5.2 with respect to any Reimbursement Obligation. To the extent that any Lender under a Facility has reimbursed the Issuer under such Facility for a Disbursement as required by this Section, such Lender shall be entitled to receive a portion, according to its Percentage of the Revolving Loan Commitment Amount under such Facility, of any amounts subsequently received (from the Borrower which requested the issuance of such Letter of Credit or otherwise) in respect of such Disbursement.

        SECTION 4.1.2 Disbursements; Conversion to Loans. The Issuer of a Letter of Credit issued pursuant to a Facility will notify the Borrower which requested the issuance of such Letter of Credit and the applicable Agent promptly of the presentment for payment of such Letter of Credit, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, such Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. On the first Business Day following the Disbursement Date (the "Reimbursement Due Date") such Borrower will reimburse the applicable Agent for the account of the Issuer of such Letter of Credit, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Loans under such Facility (which shall, in the case of the US Credit Facilities, be US Base Rate Loans) from and including the Disbursement Date to but excluding the Reimbursement Due Date and, thereafter (unless such Disbursement is converted into UK Loans or US Base Rate Loans, as appropriate, on the Reimbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to such overdue UK Loans or US Base Rate Loans, as the case may be, pursuant to Section 5.2.2 for the period from the Reimbursement Due Date through the date of such reimbursement; provided, however, that, if no Default shall have then occurred and be continuing, unless such Borrower has notified the applicable Agent no later than one Business Day prior to the Reimbursement Due Date that it will reimburse such Issuer for such Disbursement, then the amount of the Disbursement shall be deemed to be a Borrowing under such Facility (which shall, in the case of the US Credit Facilities, be US Base Rate Loans) and following the giving of notice thereof by the applicable Agent to the Lenders under such Facility, each such Lender under such Facility (other than such Issuer) will deliver to such Issuer on the Reimbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Borrowing. Each conversion of Disbursement amounts into a Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Borrowing all of the statements set forth in Sections 7.2.1 and 7.2.2 are true and correct.

        SECTION 4.1.3 Reimbursement. If a Borrower shall fail to honor its obligation (a "Reimbursement Obligation") under Section 4.1.2 to reimburse the applicable Issuer with respect to a Disbursement (including interest thereon) in respect of a Letter of Credit issued upon the request of such Borrower under the applicable Facility and such Disbursement is not converted into a Borrowing pursuant to Section 4.1.2, then, upon notice thereof by the applicable Agent to the Lenders under such Facility, each such Lender's obligation under Section
4.1.1 to reimburse, according to its Percentage of the Revolving Loan Commitment Amount under such Facility, such Issuer for such Disbursement shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Borrower or such Lender, as the case may be, may have or have had against such Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in such Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of such Borrower or such Lender, as the case may be, to commence any proceeding against such Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of such Issuer.

        SECTION 4.1.4 Deemed Disbursements. Upon the occurrence and during the continuation of any Event of Default of the type described in Section 10.1.9 or, with notice from the US Agent acting at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

        (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit outstanding under each Facility shall, without demand upon or notice to any Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer of such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

        (b) upon notification by the applicable Agent to such Borrower of its obligations under this Section, such Borrower shall be immediately obligated to reimburse such Issuer for the amount deemed to have been so paid or disbursed by such Issuer.

        Any amounts so payable by such Borrower pursuant to this Section shall be deposited in cash with the applicable Agent and held as collateral security for the Obligations of such Borrower in connection with such Letters of Credit issued by such Issuer. At such time when the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the applicable Agent shall return to such Borrower all amounts then on deposit with the applicable Agent pursuant to this Section, together with accrued interest at the US Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

        SECTION 4.1.5 Nature of Reimbursement Obligations. Each Borrower requesting the issuance of a Letter of Credit and, to the extent set forth in
Section 4.1.1, each Lender under the Facility pursuant to which such Letter of Credit is issued shall assume all risks of the acts, omissions or misuse of such Letter of Credit by the beneficiary thereof. Each Issuer (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for:

        (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

        (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

        (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit; (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

        (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Lender. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by any Issuer of a Letter of Credit in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower requesting the issuance of such Letter of Credit, each Obligor and each Lender under the Facility pursuant to which such Letter of Credit is issued, and shall not put such Issuer under any resulting liability to such Borrower, any Obligor or any such Lender, as the case may be.

                                   ARTICLE V.

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

        SECTION 5.1. Repayment and Prepayments; Application.

        SECTION 5.1.1 Repayments and Prepayments. Each Borrower shall repay (in US Dollars with respect to US Loans and in UKpound sterling with respect to UK Loans) in full the unpaid principal amount of each Loan outstanding to it upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall or may be made as set forth below.

        (a) From time to time on any Business Day, a Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

                (i) Loans (other than US Swing Line Loans) outstanding to it under either Facility; provided, however, that

                        (A) any such prepayment of the Term Loans outstanding to
                it shall be made pro rata among Term Loans outstanding to it under such Facility of the same Type and, if applicable, having the same Interest Period of all Lenders under such Facility that have made such Term Loans and any such prepayment of Revolving Loans outstanding to it shall be made pro rata among the Revolving Loans outstanding to it under such Facility of the same Type and, if applicable, having the same Interest Period of all Lenders under such Facility that have made such Revolving Loans;

                        (B) all such voluntary prepayments shall require at
                least one but no more than five Business Days' prior written notice to the Agent under such Facility;

                        (C) all such voluntary partial prepayments shall be, in
                the case of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 (or such lesser amount of LIBO Rate Loans then outstanding) and an integral multiple of $100,000, and, in the case of US Base Rate Loans, in an aggregate minimum amount of $250,000 (or such lesser amount of US Base Rate Loans then outstanding) and an integral multiple of $100,000; and

                        (D) each Borrower shall comply with Section 6.4 in the
                event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

        (ii) US Swing Line Loans; provided that

                        (A) all such voluntary prepayments shall require prior
                telephonic notice to the applicable US Swing Line Lender on or before 1:00 p.m. (Local Time) on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and

                        (B) all such voluntary partial prepayments shall be, in
                the case of US Swing Line Loans, in an aggregate minimum amount of $500,000 (or such lesser amount of US Swing Line Loans then outstanding) and an integral multiple of $100,000.

        (b) (i) On each date when the sum of (x) the aggregate outstanding principal amount of all US Revolving Loans and US Swing Line Loans and (y) the aggregate amount of all US Letter of Credit Outstandings exceeds the US Revolving Loan Commitment Amount (as it may be reduced or reallocated from time to time, including pursuant to Sections 2.2 and 3.2), the US Borrower shall make a mandatory prepayment of all US Revolving Loans or all US Swing Line Loans (or both) in an aggregate amount equal to such excess; and (ii) on each date when the sum of (x) the aggregate outstanding principal amount of all UK Revolving Loans and (y) the aggregate amount of all UK Letter of Credit Outstandings exceeds the UK Revolving Loan Commitment Amount (as it may be reduced or reallocated from time to time, including pursuant to Sections 2.2 and 3.2), the UK Borrower shall make a mandatory prepayment of all UK Revolving Loans in an aggregate amount equal to such excess.

        (c) Within three (3) Business Days after the receipt by the US Borrower or any of its Subsidiaries of any Net Disposition Proceeds (other than up to $100,000 in Net Disposition Proceeds in the aggregate in any Fiscal Year), the US Borrower or, if such Net Disposition Proceeds are received by the UK Borrower or one of its Subsidiaries, the UK Borrower or such Subsidiary, shall deliver to the Agents a calculation of the amount of such Net Disposition Proceeds and, subject to the following proviso, the Borrowers shall make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds, to be applied as set forth in Section 5.1.2; provided, that, at the option of the US Borrower and so long as no Default shall have occurred and be continuing, the US Borrower may use or cause the appropriate Subsidiary to use the Net Disposition Proceeds to purchase assets useful in the business of the US Borrower and its Subsidiaries or to purchase all the equity interests of a Person owning such assets (with such assets or interests collectively referred to as "Qualified Assets") within 365 days after the consummation (and with the Net Disposition Proceeds) of such sale, conveyance or disposition, and in the event the US Borrower elects to exercise its right to purchase Qualified Assets with the Net Disposition Proceeds pursuant to this clause, the US Borrower shall deliver a certificate of an Authorized Officer to the Agents within 30 days following the receipt of Net Disposition Proceeds setting forth the amount of the Net Disposition Proceeds which the Borrowers expect to use to purchase Qualified Assets during such 365 day period; provided, further, that the US Borrower and its Subsidiaries shall be only permitted to reinvest in Qualified Assets Net Disposition Proceeds in an aggregate amount of not more than $1,000,000 during any period of 12 consecutive months (and no more than $5,000,000 after the Effective Date). If and to the extent that the Borrowers have elected to reinvest Net Disposition Proceeds as permitted above, then on the date which is 365 days following the receipt of the Net Disposition Proceeds, the Borrowers shall (1) deliver a certificate of an Authorized Officer to the Agents certifying as to the amount and use of such Net Disposition Proceeds actually used to purchase Qualified Assets and (2) deliver to the Agents, for application in accordance with this clause and Section 5.1.2, an amount equal to the remaining unused Net Disposition Proceeds. Provided that the Borrowers shall have complied with its obligations under this Agreement (A) in connection with any Permitted Disposition consisting of the sale of all of the shares of Capital Stock of any Subsidiary that is a party to a Subsidiary Guaranty or any other Loan Document, the obligations of such Subsidiary under such Loan Document shall automatically be discharged and released without any further action by the Agents or any Lender (and the Agents and the Lenders hereby agree, upon the request (and at the expense) of the Borrowers, to execute and deliver any instrument or other document in a form acceptable to the Agents which may reasonably be required to evidence such discharge and release) and (B) in connection with the sale or other disposition of the Capital Stock of a Subsidiary of the US Borrower, the Agents shall release to the pledgor thereof, without representation, warranty or recourse, express or implied, the Capital Stock of such Subsidiary held by it as pledged stock, if any, under a Pledge Agreement.

        (d) On the Stated Maturity Date and on each Quarterly Payment Date occurring during any period set forth below (or, if a Quarterly Payment Date occurs on the next succeeding Business Day pursuant to the definition of Quarterly Payment Date, then on such next succeeding Business Day), the US Borrower shall make a scheduled repayment of the outstanding principal amount, if any, of all US Term A Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable:


                                                       US Term A Loans
            Quarterly Payment Date                     Principal Amount
            ----------------------                     ----------------
         September 30, 2001                               $2,500,000
         December 31, 2001                                $2,500,000
         March 31, 2002                                   $2,500,000
         June 30, 2002                                    $2,500,000

         September 30, 2002                               $3,437,500
         December 31, 2002                                $3,437,500
         March 31, 2003                                   $3,437,500
         June 30, 2003                                    $3,437,500
         September 30, 2003                               $3,437,500
         December 31, 2003                                $3,437,500
         March 31, 2004                                   $3,437,500
         June 30, 2004                                    $3,437,500
         September 30, 2004                               $4,375,000
         December 31, 2004                                $4,375,000
         March 31, 2005                                   $4,375,000
         Stated Maturity Date                             $4,375,000


        (e) On the Stated Maturity Date and on each Quarterly Payment Date occurring during any period set forth below (or, if a Quarterly Payment Date occurs on the next succeeding Business Day pursuant to the definition of Quarterly Payment Date, then on such next succeeding Business Day), the US Borrower shall make a scheduled repayment of the outstanding principal amount, if any, of all US Term B Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable:


                                                        US Term B Loans
         Quarterly Payment Date                         Principal Amount
         ----------------------                         ----------------
         September 30, 2000                               $    37,500
         December 31, 2000                                $    37,500
         March 31, 2001                                   $    37,500
         June 30, 2001                                    $    37,500
         September 30, 2001                               $    37,500
         December 31, 2001                                $    37,500
         March 31, 2002                                   $    37,500
         June 30, 2002                                    $    37,500
         September 30, 2002                               $    37,500
         December 31, 2002                                $    37,500
         March 31, 2003                                   $    37,500
         June 30, 2003                                    $    37,500
         September 30, 2003                               $    37,500
         December 31, 2003                                $    37,500
         March 31, 2004                                   $    37,500
         June 30, 2004                                    $    37,500
         September 30, 2004                               $    37,500
         December 31, 2004                                $    37,500
         March 31, 2005                                   $    37,500
         June 30, 2005                                    $    37,500
         September 30, 2005                               $    37,500
         December 31, 2005                                $    37,500
         March 31, 2006                                   $    37,500
         Stated Maturity Date                             $14,137,500

        The amounts set forth in this clause (e) are subject to adjustment pursuant to Section 2.7.

        (f) On the Stated Maturity Date and on each Quarterly Payment Date occurring during any period set forth below (or, if a Quarterly Payment Date occurs on the next succeeding Business Day pursuant to the definition of Quarterly Payment Date, then on such next succeeding Business Day), the UK Borrower shall make a scheduled repayment of the outstanding principal amount, if any, of all UK Term B Loans in the UKL amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable:


                                                     UK Term B Loans
            Quarterly Payment Date                   Principal Amount
            ----------------------                   ----------------
         September 30, 2000                           UK L16,578.25
         December 31, 2000                            UK L16,578.25
         March 31, 2001                               UK L16,578.25
         June 30, 2001                                UK L16,578.25
         September 30, 2001                           UK L16,578.25
         December 31, 2001                            UK L16,578.25
         March 31, 2002                               UK L16,578.25
         June 30, 2002                                UK L16,578.25
         September 30, 2002                           UK L16,578.25
         December 31, 2002                            UK L16,578.25
         March 31, 2003                               UK L16,578.25
         June 30, 2003                                UK L16,578.25
         September 30, 2003                           UK L16,578.25
         December 31, 2003                            UK L16,578.25
         March 31, 2004                               UK L16,578.25
         June 30, 2004                                UK L16,578.25
         September 30, 2004                           UK L16,578.25
         December 31, 2004                            UK L16,578.25
         March 31, 2005                               UK L16,578.25
         June 30, 2005                                UK L16,578.25
         September 30, 2005                           UK L16,578.25
         December 31, 2005                            UK L16,578.25
         March 31, 2006                               UK L16,578.25
         Stated Maturity Date                      UK L6,249,999.98

        (g) Concurrently with the receipt by the US Borrower of any Net Equity Proceeds or Net Debt Proceeds, the US Borrower shall make, or cause to be made, a mandatory prepayment of the Term Loans in an amount equal to 50% of such Net Equity Proceeds and 100% of such Net Debt Proceeds, respectively, to be applied as set forth in Section 5.1.2.

        (h) No later than 5 Business Days following the delivery of the US Borrower's annual audited consolidated financial statements required pursuant to clause (b) of Section 9.1.1 (beginning with the annual audited consolidated financial statements delivered in respect of the Fiscal Year ended December 31,
2000), if the Leverage Ratio was greater than or equal to 2.50:1.00 for the Fiscal Year to which such financial statements relate, the US Borrower shall deliver to the US Agent a calculation of the Excess Cash Flow for such Fiscal Year and, no later than 5 Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to 50% of the Excess Cash Flow (if any) for such Fiscal Year, to be applied as set forth in Section 5.1.2. Notwithstanding the foregoing, the Excess Cash Flow for the Fiscal Year ended December 31, 2000 used to compute the amount of prepayment, if any, required pursuant to this clause (h) shall be the Excess Cash Flow solely for the period from July 1, 2000 through December 31, 2000.

        (i) (i) On each date when any reduction in the US Revolving Loan Commitment Amount shall become effective, including pursuant to Section 2.2 or
Section 5.1.2, the US Borrower shall make a mandatory prepayment of all US Revolving Loans and US Swing Line Loans, and, if required, deliver cash collateral for US Letter of Credit Outstandings, equal to the excess, if any, of the aggregate outstanding principal amount of all US Revolving Loans, US Swing Line Loans and US Letter of Credit Outstandings over the US Revolving Loan Commitment Amount, as so reduced; and (ii) on each date when any reduction in the UK Revolving Loan Commitment Amount shall become effective, including pursuant to Section 3.2 or Section 5.1.2 (but excluding reductions relating to fluctuations in exchange rates), the UK Borrower shall make a mandatory prepayment of all UK Revolving Loans, and, if required, deliver cash collateral for UK Letter of Credit Outstandings, equal to the excess, if any, of the aggregate outstanding principal amount of all UK Revolving Loans and UK Letter of Credit Outstandings over the UK Revolving Loan Commitment Amount, as so reduced.

        (j) Within one Business Day following the receipt of a notice from the UK Agent that the then outstanding principal amount of UK Revolving Loans is in excess of 115% of the UKpound sterling $ Equivalent of the then existing UK Revolving Loan Commitment Amount (based on a determination made by the UK Agent in accordance with its customary banking practice for determining currency exchange rates, which shall be conclusive and binding on the Borrowers absent manifest error), the UK Borrower shall make a repayment of the principal amount of the UK Revolving Loans to the UK Agent in the amount necessary to cause the outstanding principal amount of UK Revolving Loans to not exceed the UKpound sterling $ Equivalent of the then existing UK Revolving Loan Commitment Amount.

        (k) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 10.2 or Section 10.3, each Borrower shall repay all the Loans outstanding to it, unless, pursuant to Section 10.3, only a portion of all the Loans outstanding to it is so accelerated (in which case the portion so accelerated shall be so prepaid).

        (l) Concurrently with the receipt by the US Borrower of any proceeds of the Incremental US Term B Loans, the US Borrower shall use the proceeds of the Incremental US

Term B Loans to repay the outstanding US Revolving Loans (which payment shall not reduce outstanding US Revolving Commitments).

        Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 6.4. If any such prepayment or repayments described above relate to LIBO Rate Loans which have not matured, the applicable Borrower may at such time elect to deposit in a cash collateral account opened and maintained by the applicable Agent, an amount equal to the aggregate undiscounted face amount (or the portion thereof relating to the portion of all Loans so accelerated, in the case of clause (k)) of all such unmatured LIBO Rate Loans and such amounts held in such cash collateral account shall be applied by the Agent to the payment of maturing LIBO Rate Loans. No prepayment of principal of any Revolving Loans or US Swing Line Loans pursuant to clause (a) or (b) shall cause a reduction in either Revolving Loan Commitment Amount or the US Swing Line Loan Commitment Amount, as the case may be.

        SECTION 5.1.2 Application. Amounts prepaid shall be applied as set forth in this Section.

        (a) Subject to clause (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, first in the case of US Loans, to the principal amount thereof being maintained as US Base Rate Loans, and second, in the case of US Loans, to the principal amount thereof being maintained as LIBO Rate Loans, and, in the case of UK Loans, to the principal amount thereof; provided that mandatory prepayments of LIBO Rate Loans made pursuant to clauses (c), (g), (h) and (l) of Section 5.1.1, if not made on the last day of the Interest Period with respect thereto, shall, at the US Borrower's option, so long as no Default has occurred and is continuing, be prepaid subject to the provisions of Section 6.4, or the amount required to be applied to the prepayment of LIBO Rate Loans (after application to any US Base Rate Loans) shall be deposited with the US Agent as cash collateral for such Loans on terms reasonably satisfactory to the US Agent. With respect to the amount (i) of LIBO Rate Loans cash collateralized pursuant to the preceding sentence and (ii) to be applied to the mandatory cash collateralization of LIBO Rate Loans, each such amount shall be applied in the order of the Interest Periods next ending most closely to the date of receipt of the proceeds in respect of which such prepayment or cash collateralization is required to be made and on the last day of each such Interest Period (together with a payment of all interest that is due on the last day of each such Interest Period pursuant to clause (d) of Section 5.2.3). After such application, unless an Event of Default shall have occurred and be continuing, any remaining interest earned on such cash collateral shall be paid to the applicable Borrower.

        (b) Each prepayment (or cash collateralization) of US Term Loans made pursuant to clauses (c), (g) and (h) of Section 5.1.1 and UK Term B Loans made pursuant to clause (c) of Section 5.1.1 shall be applied (i) first, pro rata to a mandatory prepayment (or cash collateralization, in the case of LIBO Rate Loans) of the outstanding principal amount of all applicable Term Loans (with the amount of such prepayment of such applicable Term Loans being applied to the remaining applicable Term Loan amortization payments, unless otherwise consented to by the Required Lenders, pro rata in accordance with the amount of each such remaining Term Loan amortization payment), until all such applicable Term Loans have been paid in full, and (ii) second, once all applicable Term Loans have been repaid in full, to the



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repayment of any outstanding US Revolving Loans and UK Revolving Loans, pro rata in accordance with the amount of the outstanding amount thereof, and a reduction of the US Revolving Loan Commitment Amount and UK Revolving Loan Commitment Amount, pro rata in accordance with such amounts, in accordance with and subject to the limitations set forth in Section 2.2.2.

        SECTION 5.2. Interest Provisions. Interest on the outstanding principal amount of all Loans shall accrue and be payable in accordance with this Section 5.2.

        SECTION 5.2.1 Rates. Subject to Section 5.2.2, pursuant to an appropriately delivered Borrowing Request or US Continuation/Conversion Notice or UK Interest Period Election Notice, each Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

        (a) in the case of the US Borrower,

                (i) on that portion maintained from time to time as a US Base Rate Loan, equal to the sum of the US Alternate Base Rate from time to time in effect plus the Applicable Margin; provided that the Applicable Margin for US Swing Line Loans shall be the then effective Applicable Margin for US Revolving Loans maintained from time to time as US Base Rate Loans, and

                (ii) on that portion maintained from time to time as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin; and

        (b) in the case of the UK Borrower, during each Interest Period applicable to a UK Loan, equal to the sum of the LIBO Rate for such Interest Period plus the Applicable Margin plus Mandatory Liquid Asset Cost.

        All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

        SECTION 5.2.2 Post-Maturity Rates. After the date any principal amount of any Loan or Reimbursement Obligation is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of any Borrower shall have become due and payable, such Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to, in the case of overdue amounts relating to the US Credit Facilities, the rate applicable to US Base Rate Loans from time to time plus a margin of 2% and, in the case of overdue amounts relating to the UK Credit Facilities, the rate applicable to UK Loans from time to time plus a margin of 2%.

        SECTION 5.2.3 Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

        (a) on the Stated Maturity Date therefor;



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        (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

        (c) with respect to US Base Rate Loans, in arrears on each Quarterly Payment Date occurring after the Effective Date;

        (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed 3 months, on the third month anniversary of such Interest Period); and

        (e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 10.2 or Section 10.3, immediately upon such acceleration.

        Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

        SECTION 5.3. Fees. Each Borrower agrees to pay the fees applicable to it set forth in this Section 5.3. All such fees shall be non-refundable.

        SECTION 5.3.1 Commitment Fee. Each of the US Borrower and the UK Borrower agrees to pay to the Agent under its respective Facility for the account of each Lender under such Facility, for the period (including any portion thereof when any of its Commitments under such Facility are suspended or reduced by reason of Section 2.4 or by such Borrower's inability to satisfy any condition of Article VII) commencing on the Effective Date and continuing through the applicable Revolving Loan Commitment Termination Date, a commitment fee in an amount equal to the Applicable Commitment Fee Margin, in each case on such Lender's Percentage under such Facility of the sum of the average daily unused portion of the applicable Commitment Amount (net of Letter of Credit Outstandings, in the case of each Revolving Loan Commitment Amount); provided, that notwithstanding anything to the contrary contained in this Agreement, the UK Borrower shall not be obligated to pay any such commitment fee that has accrued in respect of the US Revolving Loan Facility and the US Borrower and the UK Borrower shall be jointly and severally liable for the commitment fees payable in respect of the UK Facility. All commitment fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrowers in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date, and on the applicable Revolving Loan Commitment Termination Date. The making of US Swing Line Loans shall not constitute usage of a Revolving Loan Commitment with respect to the calculation of commitment fees to be paid by the Borrowers to the Lenders.

        SECTION 5.3.2 US Agent's Fees. (a) Each Borrower severally and not jointly agrees (but without limiting the obligation of the US Borrower under the US Borrower Guaranty) to pay to the US Agent under its respective Facility, for the US Agent's own account, the fees in the amounts and on the dates set forth in the Fee Letter and the Amendment and Restatement Fee Letter (to the extent such Borrower is obligated to pay such fee thereunder).

        (b) Letter of Credit Fees. Each Borrower agrees to pay to the applicable Issuer, for the pro rata account of such Issuer under the applicable Facility and each other Lender that has a



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

Revolving Loan Commitment under such Facility, a Letter of Credit fee in an amount equal to the then Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable on the date of issuance of each Letter of Credit (for the period from the date of issuance to the earlier of the expiration date of the applicable Letter of Credit and the immediately succeeding Quarterly Payment
Date) and after such Quarterly Payment Date quarterly in arrears on each subsequent Quarterly Payment Date; provided, that notwithstanding anything to the contrary contained in this Agreement, the UK Borrower shall not be obligated to pay any such fees that have accrued in respect of Letters of Credit issued under the US Credit Facilities and the US Borrower and the UK Borrower shall be jointly and severally liable for the Letter of Credit fees payable in respect of the UK Facility. Each Borrower severally and not jointly (but limiting the obligation of the US Borrower under the US Borrower Guaranty) further agrees to pay to the applicable Issuer under such Facility on the date of issuance of each Letter of Credit (for the period from the date of issuance to the earlier of the expiration date of the applicable Letter of Credit and the immediately succeeding Quarterly Payment Date, and after such Quarterly Payment Date quarterly in arrears on each subsequent Quarterly Payment Date) an issuance fee as specified in the Fee Letter (to the extent such Borrower is obligated to pay such fee thereunder). Such issuance fee shall be paid to the UK Issuer and the US Issuer with respect to Letters of Credit under the UK Credit Facilities and the US Credit Facilities, respectively.

        SECTION 5.3.3 Amendment and Restatement Fee. Each of the US Borrower and the UK Borrower agrees to pay to the Agent under its respective Facility for the account of each Lender under such Facility consenting to the amendment and restatement effected by this Agreement on or before November 13, 2001 an amendment and restatement fee equal to .25% of the Commitment Amount (before giving effect to any Incremental US Term B Loan Commitments) of such Lender (the "Amendment Fee"). Such fee shall be fully earned and nonrefundable as provided in Section 12.8. Each Borrower shall pay the Amendment Fee to the applicable Agent as provided in Section 12.8 for the benefit of such consenting Lenders.

                                  ARTICLE VI.

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

        SECTION 6.1. LIBO Rate Lending Unlawful. This Section 6.1 applies only to US Loans. If any Lender shall determine (which determination shall, upon notice thereof to the applicable Borrower and the Lenders, be conclusive and binding on such Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any Loans as LIBO Rate Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the applicable Agent that the circumstances causing such suspension no longer exist (with the date of such notice being the "Reinstatement Date"), and (i) all US LIBO Rate Loans previously made by such Lender shall automatically convert into US Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion and (ii) all US Loans thereafter made by such Lender and outstanding prior to the Reinstatement Date shall be made as US Base Rate Loans, with interest thereon being payable on the same date



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

that interest is payable with respect to corresponding Borrowing of LIBO Rate Loans made by Lenders not so affected.

        SECTION 6.2. Deposits Unavailable. This Section 6.2 applies only to US Loans. If prior to the commencement of an Interest Period,

        (a) the applicable Agent is advised by the Required Lenders that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period, or

        (b) the applicable Agent shall have determined that Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market or by reason of circumstances affecting such Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from such Agent to the applicable Borrower and the applicable Lenders, the obligations to such Borrower of all Lenders to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the applicable Agent shall notify such Borrower and the applicable Lenders that the circumstances causing such suspension no longer exist.

        SECTION 6.3. Increased Loan Costs, etc. (a) The US Borrower agrees to reimburse each US Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Effective Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority, except for such changes with respect to increased capital costs and taxes which are governed by Sections 6.5 and 6.6, respectively. Such Lender shall promptly notify the US Agent and the US Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required to compensate fully such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the US Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

        (c) The UK Borrower agrees to reimburse each UK Lender for any increase in the cost to such UK Lender of, or any reduction in the amount of any sum receivable by such UK Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any UK Loans to the UK Borrower as, or of converting (or of its obligation to convert) any UK Loans into, LIBO Rate Loans that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Effective Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority, except for such changes with respect to increased capital costs and taxes which are governed by Sections 6.5 and 6.6, respectively. Such UK Lender shall promptly notify the UK Agent and the



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

UK Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such UK Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the UK Borrower directly to such UK Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

        SECTION 6.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

        (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 5.1, Section 6.10 or otherwise;

        (b) any Loans not being made as LIBO Rate Loans, in each case in accordance with the Borrowing Request therefor; or

        (c) any Loans not being continued as, or converted into, LIBO Rate Loans, in each case in accordance with the US Continuation/Conversion Notice therefor,

        then, upon the written notice of such Lender to the applicable Borrower (with a copy to the applicable Agent), such Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense (excluding lost profits). Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on such Borrower.

        SECTION 6.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments, or the Letters of Credit participated in, by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the applicable Borrower, such Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return; provided, however, that such Borrower shall not be obligated to pay such Lender or such controlling Person any compensation attributable to any period prior to the date that is 180 days prior to the date on which such Lender gave notice to the applicable Borrower of the circumstances entitling such Lender to compensation. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on such Borrower. In determining such



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amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

        SECTION 6.6. Taxes. (a) Unless otherwise required by applicable law, all payments made by the Borrowers under this Agreement shall be made free and clear of and without deduction for any Indemnified Taxes. In the event that any withholding or deduction from any payment to be made by any Borrower hereunder is required in respect of any Indemnified Taxes pursuant to any applicable law, rule or regulation, then such Borrower will

                (i) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted;

                (ii) promptly forward to the applicable Agent documentation reasonably satisfactory to such Agent evidencing such payment to such Governmental Authority; and

                (iii) pay to the applicable Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required, provided, however, that such Borrower shall not be required to increase any such amounts payable to any Lender if such Lender fails to comply with the requirements of Section 6.6(d) hereof.

        (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

        (c) The Borrowers shall indemnify the Agents, and each Lender, within 10 days after written demand thereof, for the full amount of any Indemnified Taxes and Other Taxes paid by such Agent, or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of either Borrower hereunder (including Indemnified Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under this Section 6.6) and any penalties or interest arising therefrom or with respect thereto.

        (d) Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the applicable Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by such Borrower as will permit such payments to be made without withholding or at a reduced rate. Such documentation shall be delivered by each Lender on or before the date it becomes a party to this Agreement. In addition, each Lender shall deliver such documentation promptly upon the obsolescence or invalidity of any documentation previously delivered by such Lender. Each Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered documentation.

                (i) Each UK Lender and the UK Agent hereby severally (but not jointly) represents that, under applicable law and treaties in effect as of the Closing Date in the case of the original signatories to this Agreement and in effect as of the date of the



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

        assignment or other transfer to or the appointment of a Person that subsequently thereby becomes a UK Lender or the UK Agent, it is a Qualifying UK Bank.

                (ii) Each US Lender and the US Agent hereby severally (but not jointly) represents that, under applicable law and treaties in effect as of the Closing Date in the case of the original signatories to this Agreement and in effect as of the date of the assignment or other transfer to or for the appointment of a Person that subsequently thereby becomes a US Lender or the US Agent, no US federal taxes will be required to be deducted or withheld by the US Agent or the US Borrower with respect to any payments to be made by such Person in respect of this Agreement.

                (iii) If, as a result of a Law Change, the applicable Agent or any Lender (i) is unable to furnish a Borrower with a form otherwise required to be delivered by it pursuant to this Section 6.6 or (ii) makes any payment of Indemnified Taxes or Other Taxes, or becomes liable to make any payment of Indemnified Taxes or Other Taxes, with respect to payments by a Borrower hereunder, such Borrower's continuing obligation to make payments to the applicable Agent or such Lender under the terms of clause (a) shall be conditioned on the applicable Agent or such Lender, as the case may be, prior to the time that the next payment under the Notes is due following such Law Change (and thereafter as is required by applicable law), having furnished such Borrower with any necessary certificate and having taken such other steps as may be commercially reasonably available to it under applicable tax laws and any applicable tax treaty or convention to obtain an exemption from, or reduction (to the lowest applicable rate) of, such Taxes.

In relation to any exemption from the rate of tax of general application pursuant to any double taxation treaty, any Qualifying UK Bank which is not resident in the United Kingdom shall furnish the UK Borrower with a certificate of residence issued by the pertinent fiscal administration (a "Residency Certificate") accrediting such Qualifying UK Bank as resident for tax purposes in a state which has signed and ratified a double taxation treaty with the United Kingdom which treaty provides under its terms for full relief from the income tax on the United Kingdom source interest. If any UK Lender (i) is not, or ceases to be, a Qualifying UK Bank otherwise than as a consequence of a Law Change or (ii) fails to furnish the UK Borrower with a Residency Certificate pursuant to the immediately preceding sentence, then the UK Borrower shall not be obliged to pay to that UK Lender (x) any additional amounts described in
Section 6.6(a) hereof or (y) any amounts in respect of Indemnified Taxes pursuant to Section 6.6(c) hereof.

        (e) If any Agent or any Lender receives a refund in respect of Indemnified Taxes or Other Taxes paid by a Borrower, such Agent or Lender shall promptly pay such refund, together with any other amounts paid by such Borrower pursuant to clause (a) in connection with such refunded Indemnified Taxes or Other Taxes, to such Borrower, provided, however, that such Borrower agrees to promptly return such refund to the applicable Agent or the applicable Lender, as the case may be, after it receives notice from the applicable Lender that such Lender is required to repay such refund.



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        (f) The agreements in this Section shall survive the termination of this
Agreement and the payment of the Notes and all other amounts payable hereunder.

        SECTION 6.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by any Borrower pursuant to this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by such Borrower to the applicable Agent (or, in the case of amounts received as a result of the exercise of remedies, by such Agent to the applicable Secured Parties), in each case, for the pro rata account of the applicable Secured Parties entitled to receive such payments. All such payments required to be made to the applicable Agent shall be made, without setoff, deduction or counterclaim, not later than 2:00 p.m. (Local Time) on the date due, in same day or immediately available funds, to such account as the applicable Agent shall specify from time to time by notice to such Borrower. Funds received after that time shall be deemed to have been received by the applicable Agent on the next succeeding Business Day. The applicable Agent shall promptly remit in same day funds to each applicable Secured Party its share, if any, of such payments received by the applicable Agent for the account of such Secured Party. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a US Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (e) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment. All payments under the US Facilities shall be made in Dollars. All payments under the UK Facilities shall be made in UKpound sterling.

        SECTION 6.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligation (other than pursuant to the terms of Section 6.2, 6.3, 6.5 or 6.6) in excess of its pro rata share of payments then or therewith obtained by all Lenders making Loans under the same Facility, such Lender shall purchase from the other Lenders such participation's in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

        (a) the amount of such selling Lender's required repayment to the purchasing Lender to

        (b) the total amount so recovered from the purchasing Lender)



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

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 6.8) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

        SECTION 6.9. Setoff. Each Lender may, WITH THE CONSENT OF THE US AGENT, upon the occurrence and during the continuance of any Default described in
Section 10.1.9 with respect to a Borrower or any Significant Subsidiary or, WITH THE CONSENT OF THE US AGENT AND THE REQUIRED LENDERS, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter maintained with such Lender; provided, however, that (a) any such appropriation and application shall be subject to the provisions of Section 6.8 and (b) each Lender will cooperate with the US Agent in taking any such reasonable actions as may be necessary to minimize any adverse effect of Sections 580 and 726 of the California Code of Civil Procedure. Each Lender agrees promptly to notify such Borrower and the applicable Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

        SECTION 6.10. Lender's Duty to Mitigate. Each Lender agrees that as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that would cause it to be affected under Section 6.1, 6.5 or 6.6 or that would entitle such Lender to receive payments under
Section 6.3, such Lender will give notice thereof to the applicable Borrower and, to the extent not inconsistent with such Lender's internal policies (or, even if inconsistent with such internal policies, if at such time or at a time reasonably near to such time such Lender has taken action similar to the action contemplated by this Section for the benefit of substantially all of its other similarly situated commercial borrowers), such Lender shall use all commercially reasonable efforts to make, fund or maintain its affected LIBO Rate Loans through another lending office of such Lender, or assign its rights and obligations hereunder to another of its branches or Affiliates, if, as a result thereof, the additional moneys which would otherwise be required to be paid to such Lender pursuant to Section 6.3, 6.5 or 6.6, as the case may be, would be materially reduced, or the illegality or other adverse circumstances which would otherwise require a conversion of such Loans pursuant to Section 6.1 would cease to exist, and if, as determined by such Lender in its reasonable discretion, the making, funding or maintaining of such Loans through such other lending office would not otherwise materially adversely affect such Loans or such Lender.



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        SECTION 6.11. Replacement of Lenders. Each Lender hereby severally agrees as set forth in this Section.

        (a) If any Lender (a "Subject Lender") makes demand upon a Borrower for (or if a Borrower is otherwise required to pay) amounts pursuant to Section 6.3,
6.5 or 6.6, or gives notice pursuant to Section 6.1 requiring a conversion of such Subject Lender's US LIBO Rate Loans to US Base Rate Loans, the applicable Borrower may, within 90 days of receipt by such Borrower of such demand or notice (or the occurrence of such other event causing such Borrower to be required to pay such compensation), as the case may be, give notice (a "Replacement Notice") in writing to the applicable Agent and such Subject Lender of its intention to replace such Subject Lender (both as a US Lender and, if applicable, as a UK Lender) with a financial institution designated in such Replacement Notice. If the applicable Agent shall, in the exercise of its reasonable discretion and within 10 days of its receipt of such Replacement Notice, notify such Borrower and such Subject Lender in writing that the designated financial institution is satisfactory to the applicable Agent, then such Subject Lender shall, so long as no Default or Event of Default shall have occurred and be continuing (and subject to the payment of any amounts due pursuant to Section 6.3), assign, in accordance with Section 12.11.1, all of its Commitments, Loans, Notes and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations, but excluding such Lender's rights and obligations under any Rate Protection Agreements) to such designated financial institution; provided, however, that (i) such assignment shall be without recourse, representation or warranty (other than that such Lender owns the Commitments, Loans and Notes being assigned, free and clear of any Liens) and shall be on terms and conditions reasonably satisfactory to such Subject Lender and such designated financial institution and (ii) the purchase price paid by such designated financial institution shall be in the amount of such Subject Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 6.3, 6.5 and 6.6), owing to such Subject Lender hereunder. A Lender shall not be required to make any such assignment if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling such Borrower to require such assignment cease to apply.

        (b) Upon the effective date of an assignment described in clause (a) , the applicable Borrower shall issue a replacement Note or Notes, as the case may be, to such designated financial institution or Replacement Lender, as applicable, and such institution shall become a "Lender" for all purposes under this Agreement and the other Loan Documents. In the case of clause (a), the applicable Agent agrees to use all commercially reasonable efforts to assist such Borrower in locating a replacement financial institution to replace any Subject Lender; provided, however, that such Agent shall have no obligation to become a Replacement Lender; provided, further, however, that such Borrower agrees to pay all reasonable costs and expenses incurred by the applicable Agent in providing such assistance.

        SECTION 6.12. Provisions Relating to UK Loans. The provisions of
Schedule V are hereby incorporated herein by reference.



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                                  ARTICLE VII.

                         CONDITIONS TO CREDIT EXTENSIONS

        SECTION 7.1. Initial Credit Extension. The obligations of the Lenders to fund the initial Credit Extensions were subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 7.1.

        SECTION 7.1.1 Resolutions, etc. The Agents shall have received from each Obligor other than a natural Person a certificate, dated the date of the initial Credit Extension, of its Secretary or Assistant Secretary as to

        (a) resolutions of its Board of Directors or other governing body then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and

        (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it,

        upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

        SECTION 7.1.2 Acquisition Documents. The Agents shall have received (with copies for each Lender) a fully executed copy of the Merger Agreement and, if the Action Acquisition is to be consummated on or prior to the Closing Date, the Action Purchase Agreement, including in each case, all other documents and instruments delivered in connection with the consummation of the Merger or the Action Acquisition that are required to be delivered pursuant to the terms of the Merger Agreement or the Action Purchase Agreement, as the case may be. The Merger Agreement shall be in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Merger unless otherwise agreed to by the Agents. If the Action Acquisition is to be consummated on or prior to the Closing Date, the Action Purchase Agreement shall be satisfactory in all respects to the Agents and be in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Action Acquisition unless otherwise agreed to by the Agents.

        SECTION 7.1.3 Acquisition Certificate. The Agents shall have received a certificate, dated the date of the initial Credit Extension, of an Authorized Officer of the US Borrower certifying as to a true and complete copy of (i) the Merger Agreement and, if available on or prior to the Closing Date, the Action Purchase Agreement (and, to the extent requested by the Agents, all other certificates, filings, documents, consents, approvals, board of directors resolutions and opinions furnished pursuant to or in connection therewith) and
(ii) the Windward Management Agreement.



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        SECTION 7.1.4 Consummation of Merger. The Agents shall have received evidence satisfactory to them that all actions necessary to consummate the Merger (including arrangements acceptable to the Agents for the filing of the Certificate of Merger with the Secretary of State of the State of California and the Secretary of State of the State of Delaware) shall have been or will be taken in accordance with Sections 1103 and 1113 of the California Corporations Code and Section 18-209 of the Delaware Limited Liability Company Act in order to make the Merger effective on the date of the initial Credit Extension.

        SECTION 7.1.5 Closing Date Certificate. The Agents shall have received, with counterparts for each Lender, from the US Borrower the US Closing Date Certificate, substantially in the form of Exhibit F-1 hereto, and from the UK Borrower the UK Closing Date Certificate, substantially in the form of Exhibit F-2 hereto, dated the date of the initial Credit Extension and duly executed and delivered by the chief executive, financial or accounting (or equivalent) Authorized Officer of such Borrower.

        SECTION 7.1.6 Delivery of Notes. The Agents shall have received, (i) for the account of each US Lender that has requested a Note prior to the Closing Date, such US Lender's US Notes duly executed and delivered by an Authorized Officer of the US Borrower, and (ii) for the account of each UK Lender that has requested a Note prior to the Closing Date, such UK Lender's UK Notes duly executed and delivered by an Authorized Officer of the UK Borrower.

        SECTION 7.1.7 Compliance Certificate. The Agents shall have received, with counterparts for each Lender, an initial Compliance Certificate on a consolidated pro forma basis as if the Credit Extensions to be made on the Closing Date had been made as of March 31, 2000 evidencing pro forma compliance with the financial covenant set forth in clause (a) of Section 9.2.4 as of September 30, 2000, and as to such items therein as the Agents reasonably request, dated the Closing Date, duly executed (and with all schedules thereto duly completed) and delivered by the chief executive, financial or accounting Authorized Officer of the US Borrower.

        SECTION 7.1.8 Payment of Outstanding Indebtedness, etc. All Indebtedness identified in Item 9.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing), and all Liens securing payment of any such Indebtedness have been released and the Agents shall have received all executed Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate under US or foreign law in connection therewith (or arrangements reasonably satisfactory to the Agents shall have been entered into relating to such release promptly following the initial Credit Extension).

        SECTION 7.1.9 Pledge Agreements.

        (a) The Agents shall have received executed counterparts of, if the US Borrower has any Subsidiaries, the US Borrower Pledge Agreement, dated as of the Closing Date, duly executed by the US Borrower (after giving effect to the Acquisitions), together with the certificates evidencing all of the issued and outstanding shares of Capital Stock of each Subsidiary of the US Borrower which shall be pledged pursuant to the US Borrower Pledge



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

Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank.

        (b) The Agents shall have received executed counterparts of the US Borrower UK Pledge Agreement, dated as of the Closing Date, duly executed by the US Borrower, together with the certificates evidencing all of the issued and outstanding shares of Capital Stock of the UK Borrower which shall be pledged pursuant to the US Borrower UK Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank.

        If any securities pledged pursuant to a Pledge Agreement are uncertificated securities, the Agents shall have received confirmation and evidence reasonably satisfactory to them that the security interest in such uncertificated securities has been transferred to and perfected through "control" by the Agents for the benefit of the Lenders in accordance with
Article 8 of the UCC.

        SECTION 7.1.10 Security Agreements. The Agents shall have received executed counterparts of the US Borrower Security Agreement and the UK Borrower Security Agreement, dated as of the Closing Date, duly executed by the Borrowers, and of the US Subsidiary Security Agreement, dated as of the Closing Date, duly executed by the US Subsidiary Guarantors, if any, together with

        (a) Uniform Commercial Code financing statements (Form UCC-1) naming the US Borrower as the debtor and the US Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the reasonable opinion of the US Agent, desirable to perfect the security interest of the US Agent pursuant to the US Borrower Security Agreement;

        (b) copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the US Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the US Borrower (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements; and

        (c) any documents required to be submitted to the UK Agent by the UK Borrower as may be necessary or, in the reasonable opinion of the UK Agent, desirable to perfect the security interest of the UK Agent pursuant to the UK Borrower Security Agreement.

        SECTION 7.1.11 Acquisition Price. The Transaction shall have been consummated on terms which are reasonably satisfactory in all respects to the Agents, for an aggregate cost (including the purchase by the Windward Group of equity of the US Borrower from third parties, rollover equity and assumption of capital leases and fees and expenses) of approximately $245,700,000 (or $230,700,000 in the event the Action Acquisition has not been consummated).

        SECTION 7.1.12 Financial Information. The Agents, with counterparts for each Lender, shall have received:



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        (a) the interim unaudited financial statements for the US Borrower and its Subsidiaries for the most recently completed full Fiscal Quarter ended at least 45 days prior to the date a Loan is made;

        (b) the US Borrower's audited financial statements for the last two years;

        (c) the UK Target Subsidiaries' audited financial statements for the most recent fiscal year, if available, or such other financial statements reasonably acceptable to the UK Agent; and

        (d) a pro forma consolidated balance sheet of the US Borrower and its Subsidiaries, as of March 31, 2000, certified by the chief financial or accounting Authorized Officer of the US Borrower, giving effect to the Transaction and reflecting the existing and proposed legal and capital structure (both debt and equity), which legal and capital structure shall be satisfactory in all respects to the Agents.

        SECTION 7.1.13 Solvency, etc. The Agents shall have received a solvency certificate, in the form of Exhibit K, of a senior executive Authorized Officer of the US Borrower, dated the date of the initial Credit Extension, in form and substance reasonably satisfactory to the Agents.

        SECTION 7.1.14 Equity Contribution; 12% Subordinated Notes and Preferred Stock. The Agents shall have received evidence reasonably satisfactory to it that (i) at least $43,000,000 was spent by the Windward Group to acquire Capital Stock of the US Borrower from third parties, at least approximately $17,300,000 of equity is rolled over or issued in connection with the UK Acquisition and the US Borrower has received no less than $7,000,000 in cash from the issuance to the Windward Group of common equity, in each case on terms reasonably satisfactory to the Agents, (ii) the US Borrower shall have received at least $25,000,000 in cash proceeds from the issuance of its 12% Subordinated Notes and related equity, and (iii) the Agents shall have received (or on the Closing Date will receive) a copy of the executed 12% Subordinated Notes and the 12% Subordinated Note Agreement, each certified as true and complete by an Authorized Officer of the US Borrower. The terms and provisions of the 12% Subordinated Notes and the 12% Subordinated Note Agreement shall be satisfactory in all respects to the Agents. The terms of the $29,500,000 outstanding preferred stock, including the Series E Preferred Stock of the US Borrower, which shall remain outstanding after giving effect to the Acquisitions or be issued in connection with the exchange for currently outstanding Series C Preferred Stock of the US Borrower shall be satisfactory in all respects to the Agents. The Agents acknowledge that the terms of the Series E Preferred Stock contained in the Exchange Offer Private Offering Memorandum, dated May 26, 2000, are satisfactory to them.

        SECTION 7.1.15 Closing Fees, Expenses, etc. The Agents shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 5.3 and 12.3, if then invoiced.

        SECTION 7.1.16 Trademark Security Agreements, Copyright Security Agreement, Patent Security Agreement. The Agents shall have received each Trademark Security Agreement, Copyright Security Agreement and Patent Security Agreement, each dated as of the



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

date of the initial Credit Extension, duly executed and delivered by the US Borrower or the UK Borrower, as applicable, to the extent there are trademarks, copyrights or patents subject thereto.

        SECTION 7.1.17 Litigation. The Agents shall be satisfied in all respects that there exists no litigation, inquiry or investigation contesting the Acquisitions, the Merger, this Agreement or any other aspect of the Transaction, or which would have a material adverse effect on the business, assets, financial condition, operations or prospects of the US Borrower and its Subsidiaries, taken as a whole.

        SECTION 7.1.18 Material Adverse Change. The Lenders shall be satisfied that there has been no event since December 31, 1999 which has had a material adverse effect on the business, assets, financial condition, operations or prospects of the US Borrower and its Subsidiaries, taken as a whole.

        SECTION 7.1.19 Reliance Letters. The Agents shall have received reliance letters, dated the date of the making of the initial Credit Extension and addressed to each Lender and the Agents, in respect of each of the legal opinions delivered in connection with the Action Acquisition (if being consummated on or prior the Closing Date) and the Merger if the attorneys rendering the opinions have agreed to permit such Persons to rely upon such opinions.

        SECTION 7.1.20 Third Party Consents. All governmental and third party approvals necessary or advisable in connection with the Transaction, the financing contemplated hereby and the continuing operations of the US Borrower and its Subsidiaries shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Transaction or the financing thereof.

        SECTION 7.1.21 Stock Repurchase. The Series C Preferred Stock of the US Borrower shall have been purchased by the US Borrower or otherwise retired or exchanged for Series E Preferred Stock of the US Borrower pursuant to an offering containing terms which are satisfactory in all respects to the Agents. For the purpose of this Section 7.1.21, the mailing of an irrevocable notice of redemption of Series C Preferred Stock of the US Borrower by the US Borrower on or about the Closing Date shall constitute a purchase by the US Borrower of the underlying Series C Preferred Stock of the US Borrower, provided that such redemption is effective within 30 days after the Closing Date. The Agents acknowledge that the terms of the Series E Preferred Stock contained in the Exchange Offer Private Offering Memorandum, dated May 26, 2000, are satisfactory to them.

        SECTION 7.1.22 No Pledges. The Capital Stock of the US Borrower owned by the Windward Group shall be free and clear of all pledges, liens and encumbrances other than those agreed to by the Agents.

        SECTION 7.1.23 Mortgage. The applicable Agent shall have received each Mortgage relating to each property listed on Item 7.1.23 ("Mortgaged Properties") (other than any Mortgaged Property (a "Designated Mortgaged Property") as to which such Item specifies the conditions in this Section 7.1.23 must be satisfied within 90 days after the Closing Date), appropriately dated, duly executed by the applicable Borrower, together with



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        (a) evidence of the completion (or satisfactory arrangements for the completion such as deposit of the Mortgages with an escrow or title company reasonably acceptable to the Agents) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Agents, desirable to create a valid and enforceable first priority Lien, subject to Liens permitted by Section 9.2.3, against the properties purported to be covered thereby;

        (b) all relevant title deeds and documents for such properties of the UK Borrower;

        (c) evidence of casualty insurance on such properties required under the Loan Documents naming the Collateral Agent as loss payee and an additional insured as its interest may appear; and

        (d) loan or mortgagee's title insurance policies (the CLTA form or, if the CLTA form is not available, such other form as is reasonably acceptable to the applicable Agent) in favor of the applicable Agent and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the applicable Agent, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interests and enforceable first Lien created by the Mortgage constitute a valid and enforceable first Lien thereon free and clear of all other Liens, except as permitted pursuant to Section 9.2.3, and such policies shall also include a revolving credit endorsement, if available, and such other endorsements as the applicable Agent shall reasonably request at a commercially reasonable price and shall be accompanied by evidence of the payment in full of all premiums thereon.

        SECTION 7.1.24 Evidence of Other Debt. The Borrowers shall have provided evidence reasonably satisfactory to the Agents that all funded debt of the US Borrower and its Subsidiaries (other than the 12% Subordinated Notes and Ongoing Indebtedness) shall be repaid (including with proceeds of Loans) and all Liens in respect thereof have been discharged on the making of the initial Loans, all commitments under credit facilities to which the Borrowers and their Subsidiaries are party have been terminated and all Liens securing any such debt or commitments have been released.

        SECTION 7.1.25 Guaranty Agreements. The Agents shall have received executed counterparts of

        (a) the US Borrower Guaranty, dated as of the Closing Date, duly executed by the US Borrower; and

        (b) a US Subsidiary Guaranty from each US Credit Facilities Guarantor (if any), dated as of the Closing Date, duly executed by such US Credit Facilities Guarantor(if any).

        SECTION 7.1.26 Opinions of Counsel. The Agents shall have received opinions, dated the date of the initial Credit Extension and addressed to the Agents and all Lenders, from

        (a) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Borrowers and each Obligor, substantially in the form of Exhibit L hereto;

        (b) BP Collins, special UK counsel to the Borrowers, in form of Exhibit M hereto; and



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

        (c) Willkie Farr & Gallagher, special counsel to the Agents; and

        (d) Macfarlanes, special UK counsel to the Agents.

        SECTION 7.1.27 Delayed Deliveries. Notwithstanding the foregoing provisions of this Section 7.1, the US Borrower may delay the delivery of documents, agreements, certificates and opinions (including the US Subsidiary Guaranty and the US Subsidiary Security Agreement) to be executed by, delivered by or related to, respectively, the following Subsidiaries of the US Borrower until August 25, 2000, if the US Borrower certifies to the Agents that such Subsidiaries are in the process of being liquidated and the US Borrower anticipates that such liquidation will be completed on or before August 25, 2000: S & L Leasing Services, Inc., E & M Trailer Rentals, Inc. and Atlantic Equipment & Leasing Corp.

        SECTION 7.2. All Credit Extensions. The obligation of each Lender and each Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 7.2.

        SECTION 7.2.1 Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

        (a) both before and after giving effect to the Acquisition, the representations and warranties set forth in Article VIII and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

        (b) after giving effect to the Credit Extension, the limitations set forth in Articles II and III will not be exceeded; and

        (c) no Default shall have then occurred and be continuing.

        SECTION 7.2.2 Credit Extension Request. The US Agent or UK Agent, as applicable, shall have received a Borrowing Request, if Loans are being requested, or an Issuance Request, if a Letter of Credit is being issued or extended. The delivery of a Borrowing Request and the acceptance by the Borrowers of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrowers that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in
Section 7.2.1 are true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

        SECTION 7.3. Amendment and Restatement. The amendment and restatement effected by this Agreement shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 7.3:



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

        (a) Resolutions, etc. The Agents shall have received from the US Borrower and the UK Borrower a certificate, dated the Amendment and Restatement Effective Date, of its Secretary or Assistant Secretary as to

                (i) resolutions of its Board of Directors or other governing body then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes, if any, and each other Loan Document to be executed by it in connection with the amendment and restatement effected by this Agreement and the Raven Acquisition; and

                (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

        (b) Acquisition Documents. The Agents shall have received (with copies for each Lender) a fully executed copy of the Acquisition Agreement, including all other documents and instruments delivered in connection with the consummation of the Raven Acquisition that are required to be delivered pursuant to the terms of the Acquisition Agreement. The Acquisition Agreement shall be in full force and effect and shall not have been modified or waived in any respect, nor shall there have been any forbearance to exercise any rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Raven Acquisition unless otherwise agreed to by the Agents. The Agents shall have reviewed and be satisfied with the terms and provisions of the Acquisition Agreement and all documents, agreements, consultant reports, accountant's reports, environmental due diligence reports and other due diligence reports and contracts related to the Raven Acquisition.

        (c) Acquisition Certificate. The Agents shall have received a certificate, dated the Amendment and Restatement Effective Date, of an Authorized Officer of the US Borrower certifying as to a true and complete copy of the Acquisition Agreement (and, to the extent requested by the Agents, all other certificates, filings, documents, consents, approvals, board of directors resolutions and opinions furnished pursuant to or in connection therewith).

        (d) Consummation of Raven Acquisition. The Agents shall have received evidence satisfactory to them that the Raven Acquisition shall have been consummated for an aggregate price not in excess of pound sterling45,000,000 (subject to any net asset adjustments).

        (e) Raven Acquisition Closing Date Certificate. The Agents shall have received, with counterparts for each Lender, from the US Borrower the US Raven Closing Date Certificate, substantially in the form of Exhibit N-1 hereto, and from the UK Borrower the UK Raven Acquisition Closing Date Certificate, substantially in the form of Exhibit N-2 hereto, dated the Raven Acquisition Closing Date and duly executed and delivered by the chief executive, financial or accounting (or equivalent) Authorized Officer of such Borrower.

        (f) Equity Contribution and 12% Subordinated Notes. The Agents shall have received evidence reasonably satisfactory to them that (i) the US Borrower has received no less



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

than $20,000,000 in gross cash proceeds from the issuance of common equity on terms reasonably satisfactory to the Agents, (ii) the US Borrower shall have received at least $50,000,000 in gross cash proceeds from the issuance of its additional 12% Subordinated Notes, and (iii) the Agents shall have received a copy of the executed 12% Subordinated Notes and the 2001 12% Subordinated Note Agreement, each certified as true and complete by an Authorized Officer of the US Borrower. The terms and provisions of the 12% Subordinated Notes and the 2001 12% Subordinated Note Agreement shall be satisfactory in all respects to the Agents.

        (g) Compliance Certificate. The Agents shall have received, with counterparts for each Lender, a compliance certificate in the form of Exhibit E-2 on a consolidated pro forma basis evidencing pro forma compliance with the financial covenants set forth in Section 9.2.4 (as provided in Section 9.2.4), dated the Raven Acquisition Closing Date, duly executed (and with all schedules thereto duly completed) and delivered by the chief executive, financial or accounting Authorized Officer of the US Borrower.

        (h) Subsidiary Guaranty Agreements. The Agents shall have received executed counterparts of the Freepeak Limited Guarantee and Debenture, the Raven Hire Composite Guarantee and Debenture, the MSG Investments Guarantee and the UKLP Guarantee and Debenture, each dated as of the date hereof.

        (i) Financial Information. The Agents, with counterparts for each Lender, shall have received:

                (i) the Raven Hire Limited audited financial statements for the two most recent fiscal years, if available, or such other financial statements reasonably acceptable to the UK Agent; and

                (ii) a pro forma consolidated balance sheet of the US Borrower and its Subsidiaries, as of September 30, 2001, certified by the chief financial or accounting Authorized Officer of the US Borrower, giving effect to the Raven Acquisition and reflecting the existing and proposed legal and capital structure (both debt and equity), which legal and capital structure shall be satisfactory in all respects to the Agents.

        (j) Closing Fees, Expenses, etc. The Agents shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 5.3.2 and 5.3.3, if then invoiced.

        (k) Litigation. The Agents shall be satisfied in all respects that there exists no pending or threatened litigation, inquiry or investigation contesting the Raven Acquisition, this Agreement or any other aspect of the Raven Acquisition, or which would have a material adverse effect on the business, assets, debt service, capacity, tax position, environmental liability or financial condition, operations or prospects of the US Borrower and its Subsidiaries, taken as a whole.

        (l) Material Adverse Change. The Lenders shall be satisfied that there has been no event which has had a material adverse effect on the business, assets, debt service capacity, tax position, environmental liability, financial condition, operations or prospects of (a) the US Borrower and its Subsidiaries, taken as a whole, since December 31, 2000 and (b) Raven Hire



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Limited, since April 30, 2001; provided that the events occurring on September
11, 2001 and their aftermath shall not constitute a material adverse effect on any of the foregoing.

        (m) Reliance Letters. The Agents shall have received reliance letters, dated the Amendment and Restatement Effective Date and addressed to each Lender and the Agents, in respect of each of the legal opinions delivered in connection with the Raven Acquisition if the attorneys rendering the opinions have agreed to permit such Persons to rely upon such opinions.

        (n) Third Party Consents. All governmental and third party approvals necessary or advisable in connection with the Raven Acquisition, the financing contemplated hereby and the continuing operations of the US Borrower and its Subsidiaries shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Raven Acquisition or the financing thereof.

        (o) Opinions of Counsel. The Agents shall have received opinions, dated the Amendment and Restatement Effective Date and addressed to the Agents and all Lenders, from

                (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Borrowers, substantially in the form of Exhibit P-1 hereto;

                (ii) BP Collins, special UK counsel to the Borrowers, in form of Exhibit P-2 hereto; and

                (iii) Macfarlanes, special UK counsel to the Agents.

        (p) Compliance with Warranties, No Default, etc. Both before and after giving effect to the Raven Acquisition the following statements shall be true and correct:

                (i) the representations and warranties set forth in Article VIII and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

                (ii) no Default shall have then occurred and be continuing.

                                 ARTICLE VIII.

                         REPRESENTATIONS AND WARRANTIES

        In order to induce the Lenders, the Issuers and the Agents to enter into this Agreement and to make Credit Extensions hereunder, each of the US Borrower and the UK Borrower represents and warrants unto the Agents, the Issuers and each Lender as set forth in this Article VIII.

        SECTION 8.1. Organization, etc. Each of the US Borrower and its Subsidiaries, if any, (a) is validly organized and existing and in good standing under the laws of the State of its



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organization, is duly qualified to do business and is in good standing as a foreign corporation or other organization in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to qualify would not reasonably be expected to result in a Material Adverse Effect, and (b) has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its Obligations in connection with the Transaction and under this Agreement, the Notes and each other Loan Document to which it is a party and (ii) own and hold under lease its property and to conduct its business substantially as currently conducted by it except, in the case of this clause (b)(ii), where the failure could not reasonably be expected to result in a Material Adverse Effect.

        SECTION 8.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrowers of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and the Borrowers' and, where applicable, each such other Obligor's participation in the consummation of the Transaction are within the Borrowers' and each such Obligor's corporate powers, have been duly authorized by all necessary corporate or other organizational action, and do not

        (a) contravene the Borrowers' or any such Obligor's Organic Documents;

        (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrowers or any such Obligor, where such contravention, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or contravene sections 151 to 158 of the Companies Act 1985 of Great Britain; or

        (c) result in, or require the creation or imposition of, any Lien on any of the Borrowers' or any other Obligor's properties, except pursuant to the terms of a Loan Document.

        SECTION 8.3. Government Approval, Regulation, etc. The Borrowers have, to the extent required by law, received or complied with every necessary consent, approval, order, authorization, registration or prior notice requirement of, any governmental authority, regulatory body or other Person having jurisdiction with respect to the execution, delivery, validity and enforceability of this Agreement or related transactions to which the Borrowers are a party (other than security filings necessary to protect the Liens of the Agents). None of the actions of the Borrowers which are to be completed by or in connection with this Agreement or related transactions will result in or cause the revocation of or failure to receive any future governmental consent, approval, order, authorization or registration required to conduct the business of the applicable Borrower. Neither the US Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        SECTION 8.4. Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrowers will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other



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Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, in each case with respect to this Section 8.4 subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        SECTION 8.5. Financial Information.

        (a) The (i) consolidated audited balance sheets of the US Borrower and its Subsidiaries as at December 31, 2000 and the related consolidated statements of earnings and cash flow of the US Borrower and its Subsidiaries; and (ii) consolidated unaudited interim balance sheet of the US Borrower and its Subsidiaries as of the period ended June 30, 2001, and the related consolidated statement of income of the US Borrower and its Subsidiaries, copies of which have been furnished to the Agents and each Lender, have, in each case, been prepared in accordance with GAAP consistently applied (in the case of clause
(i)) and, in the case of clause (ii), on a basis substantially comparable to the basis used to prepare the financial statements referred to in clause (i), and present fairly the consolidated financial condition of the US Borrower and its Subsidiaries covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject, in the case of clause (ii), to normal year end audit adjustments, the absence of footnote disclosure and the items set forth on Item 8.5 of the Disclosure Schedule.

        (b) Except as set forth in Item 8.5 of the Disclosure Schedule, since December 31, 1999, there has been no material adverse change in the business, assets, financial condition, operations or prospects of the US Borrower and its Subsidiaries, taken as a whole.

        SECTION 8.6. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrowers, threatened litigation, action, proceeding, labor controversy, arbitration or governmental investigation affecting any Obligor, or any of their respective properties, businesses, assets or revenues, which (a) could reasonably be expected to result in a Material Adverse Effect, or (b) purports to affect the legality, validity or enforceability of the Acquisitions, the Raven Acquisition, the Merger, the Subordinated Debt, this Agreement, the Notes or any other Loan Document.

        SECTION 8.7. Subsidiaries. Neither of the Borrowers have any Subsidiaries, except those Subsidiaries

        (a) which are identified in Item 8.7 ("Existing Subsidiaries") of the Disclosure Schedule; or

        (b) which are otherwise created or acquired in accordance with the terms of this Agreement.

        SECTION 8.8. Ownership of Properties. The US Borrower and each of its Subsidiaries owns good title to, or has a valid leasehold interest in, all of its properties and assets (other than insignificant properties and assets), real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights),



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

free and clear of all Liens or material claims (including material infringement claims with respect to patents, trademarks, copyrights and the like) except as disclosed in Item 8.8 of the Disclosure Schedule or as permitted pursuant to
Section 9.2.3 or the Loan Documents.

        SECTION 8.9. Taxes. The US Borrower and each of its Subsidiaries has filed all material Federal, State, foreign and other tax returns and reports required by law to have been filed by it and all such returns were complete and correct in all material respects, and has paid all taxes and governmental charges (in excess of $100,000) due and payable, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

        SECTION 8.10. Pension and Welfare Plans. During the six-year period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no Pension Plan has been terminated and neither the Borrowers nor any member of the Controlled Group has incurred a withdrawal from any Multiemployer Plan that, in each case, has resulted in a liability to the Borrowers of more than $1,000,000 which remains outstanding as of the Effective Date and any Credit Extension hereunder, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA or Section 4.12(n) of the Code in excess of $1,000,000 which remains outstanding as of the Effective Date and any Credit Extension hereunder. No condition exists or event or transaction has occurred with respect to any Pension Plan or, to the knowledge of the Borrowers, any Multiemployer Plan which could reasonably be expected to result in the incurrence by the Borrowers of any material liability, fine or penalty other than such condition, event or transaction which would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in Item 8.10 ("Employee Benefit Plans") of the Disclosure Schedule, since the date of the latest financial statement of the Borrowers, as of the Closing Date, the Borrowers have not materially increased any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

        SECTION 8.11. Environmental Warranties. Except as set forth in Item 8.11 ("Environmental Matters") of the Disclosure Schedule or as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse
Effect:

        (a) all facilities and Real Property (including underlying groundwater) owned or leased by the US Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the US Borrower and its Subsidiaries in compliance with all Environmental Laws;

        (b) there are no pending or threatened

                (i) written claims, complaints, notices or requests for information received by the US Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

                (ii) written complaints, notices or inquiries to the US Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;


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

        (c) there have been no Releases of Hazardous Materials at, on or under any Real Property now or previously owned or leased by the US Borrower or any of its Subsidiaries;

        (d) the US Borrower and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters that are necessary for their businesses;

        (e) no Real Property now or previously owned or leased by the US Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list;

        (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any real property now or previously owned or leased by the US Borrower or any of its Subsidiaries;

        (g) the US Borrower and its Subsidiaries have not directly transported or directly arranged for the transportation of any Hazardous Material to any location (i) which is listed or to the knowledge of the US Borrower or any of its Subsidiaries, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list, or (ii) which is the subject of federal, state or local environmental enforcement actions or other environmental investigations;

        (h) there are no polychlorinated biphenyls or friable asbestos present in a manner or condition at any real property now or previously owned or leased by the US Borrower or any Subsidiary of the US Borrower; and

        (i) no conditions exist at, on or under any real property now or previously owned or leased by the US Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

        SECTION 8.12. Regulations U and X. Neither of the Borrowers are engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock". Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

        SECTION 8.13. Accuracy of Information. All written information, reports, financial statements, exhibits and schedules furnished after the Closing Date by or on behalf the Borrowers in writing to the Agents, the Issuers or any Lender pursuant to this Agreement will not contain any material misstatement of fact or omit to state any material fact necessary to make such information not misleading in any material respect.

        All projections furnished to the Agents, the Issuers or any Lender (whether before or after the Effective Date) have been or will be prepared in good faith on the basis of reasonable assumptions and represent or will represent each Borrower's best estimate of its future performance, it being understood that actual results may differ from projections and that such


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projections are subject to significant contingencies, many of which are beyond the control of the Borrowers.

        SECTION 8.14. Seniority of Obligations, etc. The US Borrower has the power and authority to incur the Indebtedness evidenced by the 12% Subordinated Notes and has duly authorized, executed and delivered the 12% Subordinated Notes and the 2001 12% Subordinated Note Agreement. Once delivered by the US Borrower, the 12% Subordinated Notes and any other Permitted Subordinated Debt will constitute the legal, valid and binding obligation of the US Borrower, enforceable against the US Borrower, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The subordination provisions of the 12% Subordinated Notes and any other Permitted Subordinated Debt will be enforceable against the holders of the such Subordinated Notes by the holder of the "Senior Indebtedness" or similar term referring to the Obligations. All monetary Obligations, including those to pay principal of and interest (including post-petition interest, whether or not permitted as a claim) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Indebtedness" or similar term referring to the Obligations in each Subordinated Note, and all such Obligations are entitled to the benefits of the subordination created by each such Subordinated Note. The Borrowers acknowledge that the Agents and each Lender are entering into this Agreement and are extending their Commitments in reliance upon the subordination provisions of (or to be contained in) the Subordinated Notes and this Section.

        SECTION 8.15. Solvency. The Transaction (including the incurrence of the initial Credit Extension hereunder, the incurrence by the Borrowers of the Indebtedness represented by the Notes and the application of the proceeds of the Credit Extensions) will not involve or result in any intent to hinder, delay or defraud any creditor, as such terms are used in Section 548 of the Bankruptcy Code (11 U.S.C. Section 101 et seg., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. After giving effect to the Transaction, the Borrowers and their Subsidiaries are Solvent on a consolidated basis.

        SECTION 8.16. Original Representations. The representations and warranties set forth in the Original Credit Agreement were true and correct in all material respects when made.

                                  ARTICLE IX.

                                    COVENANTS

        SECTION 9.1. Affirmative Covenants. The Borrowers agree with the Agents, the Issuers and each Lender that, until all Commitments have terminated and all Credit Extensions have been paid in full, the Borrowers will perform the obligations set forth in this Section 9.1.

        SECTION 9.1.1 Financial Information, Reports, Notices, etc. The Borrowers will furnish, or will cause to be furnished, to each Lender, the Issuers and the US Agent copies of the following financial statements, reports, notices and information:



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        (a) (i) as soon as available and in any event within 45 days after the end of each calendar month, a monthly operating statement of the US Borrower and its Subsidiaries (in a form reasonably acceptable to the Agents) for such month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such month together with the related comparison to the budget provided pursuant to Section 9.1.1(h)(i), certified by the chief financial Authorized Officer of the US Borrower, and (ii) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the US Borrower, a consolidated balance sheet of the US Borrower and its Subsidiaries as of the end of such Fiscal Quarter, together with the related consolidated statement of earnings and cash flow for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of the US Borrower, subject to year-end adjustments and absence of footnote disclosure;

        (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the US Borrower, a copy of the annual audit report for such Fiscal Year for the US Borrower and its Subsidiaries, including therein a consolidated balance sheet for the US Borrower and its Subsidiaries as of the end of such Fiscal Year, together with the related consolidated statement of earnings and cash flow of the US Borrower and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) by Ernst & Young LLP or a "Big Five" firm of independent public accountants, together with a certificate from such accountants (unless the giving of such a certificate is contrary to accounting practice) to the effect that, in making the audit necessary therefor no knowledge was obtained of any Default or Event of Default insofar as the same relates to any financial covenant set forth in
Section 9.2.4, except as specified in such certificate

        (c) together with the delivery of the financial information required pursuant to clauses (a) and (b), a Compliance Certificate, in substantially the form of Exhibit E-1, executed by the chief financial Authorized Officer of the US Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agents) compliance with the financial covenants set forth in Section 9.2.4;

        (d) as soon as possible and in any event within three Business Days after obtaining knowledge of the occurrence of each Default, a statement of the chief financial Authorized Officer of the US Borrower or the UK Borrower, as the case may be, setting forth details of such Default and the action which such Borrower has taken and proposes to take with respect thereto;

        (e) promptly after the sending or filing thereof, copies of all reports and registration statements which the US Borrower or any of its Subsidiaries files with the SEC or any national securities exchange;

        (f) as soon as practicable after the chief financial officer or the chief executive officer of the US Borrower or a member of the US Borrower's Controlled Group becomes aware of (i) formal steps in writing to terminate any Pension Plan or (ii) the occurrence of any event with respect to a Pension Plan or a Multiemployer Plan which, in the case of (i) or (ii), could reasonably be expected to result in a contribution to such Pension Plan or Multiemployer Plan by (or a liability to) the US Borrower or a member of the US Borrower's Controlled Group in excess of $1,000,000, (iii) the failure to make a required contribution to any Pension Plan if such failure



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is sufficient to give rise to a Lien under section 302(f) of ERISA or Section
412(n) of the Code, (iv) the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that any Borrower furnish a bond to the PBGC or such Pension Plan or (v) any material increase in the contingent liability of any Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

        (g) promptly upon receipt or delivery (as the case may be) thereof, all material notices or reports required to be delivered under the Merger Agreement, including copies of documents delivered pursuant to Section 2.10 of the Merger Agreement relating to purchase price adjustments;

        (h) (i) as soon as available and in any event on or before January 30 of each Fiscal Year, a budget prepared in reasonable detail by the chief accounting, financial or executive Authorized Officer of the US Borrower for such Fiscal Year setting forth anticipated income, expense and capital expenditure items for each quarter during such Fiscal Year and (ii) quarterly, beginning with the quarter ending March 31, 2001, concurrently with the delivery of the financial statements for each Fiscal Quarter during such Fiscal Year pursuant to clause (a) above, a report prepared in reasonable detail by the chief accounting, financial or executive Authorized Officer of the US Borrower setting forth a detailed comparison to the budget referred to above;

        (i) promptly following the delivery or receipt by the Borrowers of any material written notice or communication pursuant to or in connection with any Subordinated Note, a copy of such notice or communication; and

        (j) such other information respecting the condition or operations, financial or otherwise of the US Borrower or any of its Subsidiaries as any Lender or the Issuers through either Agent may from time to time reasonably request.

        SECTION 9.1.2 Compliance with Laws, etc. The US Borrower will, and will cause each of its Subsidiaries to, (a) comply in all material respects with all applicable laws, rules, regulations and orders, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, (b) maintain and preserve its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect, and (c) pay, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

        SECTION 9.1.3 Maintenance of Properties and Contains. The US Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties taken as a whole in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

        SECTION 9.1.4 Insurance. The US Borrower shall maintain, and shall cause each of its Subsidiaries to maintain:



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        (a) physical damage insurance on all real and personal property on an all-risk basis (including, war risk, loss in transit, flood and earthquake insurance) and public liability insurance against claims for personal injury, death or property damage suffered by others upon, in or about any premises occupied by it or occurring as a result of its ownership, maintenance or operation of any airplanes, automobiles, trucks or other vehicles or other facilities (including, but not limited to, any machinery used therein or thereupon) or as the result of the use of products manufactured, constructed or sold by it or services rendered by it in an amount as is usually carried by Persons of comparable size engaged in the same or a similar business and similarly situated;

        (b) such other types of insurance with respect to its business as is usually carried by Persons of comparable size engaged in the same or a similar business and similarly situated; and

        (c) all worker's compensation or similar insurance an may be required under the laws of any state or jurisdiction in which it may be engaged in business.

        All insurance shall be provided (i) by insurers authorized by Lloyds of London to underwrite such risks, (ii) by insurers having an A.M. Best policyholders rating of not less than A (except with respect to insurers providing insurance of the type described in clause (c), in which case such insurers shall have an A.M. Best policyholders rating of not less than B+) or
(iii) by such other insurers as the Agents may approve in writing; provided that, if the rating of any of such insurers is downgraded, the US Borrower and each of its Subsidiaries, as the case may be, shall only be required to obtain replacement insurance with an insurer satisfying the requirements of this clause at the stated expiration of the insurance policy maintained with the insurer whose rating was so downgraded.

        SECTION 9.1.5 Books and Records. The US Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect in all material respects all of its business affairs and transactions and permit the Agents, the Issuers and each Lender or any of their respective representatives, at reasonable times and intervals, and upon reasonable notice, to visit all of its offices, to discuss its financial matters with its officers and independent public accountants (the Borrowers shall be entitled to have representatives present at such meetings with such independent public accountants, and the Borrowers hereby authorize such independent public accountants to discuss the Borrowers' financial matters with the Issuers and each Lender or its representatives) and to examine, and photocopy extracts from, any of its books or other corporate records. So long as no Event of Default shall have occurred and be continuing, the US Borrower shall be required to pay, or reimburse the Agents, the Issuers and Lenders, for the expenses of only one such visit during each Fiscal Year (as a group arranged by the US Agent at the request of itself or the Required Lenders).

        SECTION 9.1.6 Environmental Covenant. The US Borrower will, and will cause each of its Subsidiaries to,

        (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each



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case except where the failure to comply with the terms of this clause would not reasonably be expected to have a Material Adverse Effect;

        (b) promptly notify the Agents and provide copies of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws which relate to environmental matters which would have, or would reasonably be expected to have, a Material Adverse Effect, and promptly take reasonably steps to respond to any material actions and proceedings relating to compliance with Environmental Laws, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books; and

        (c) provide such information and certifications which the Agents may reasonably request from time to time to evidence compliance with this Section 9.1.6.

        SECTION 9.1.7 Future Subsidiaries. Upon any Person becoming, after the Effective Date, a Subsidiary (other than a Subsidiary with assets of less than $10,000) of either Borrower, or upon either Borrower or any Subsidiary thereof acquiring additional Capital Stock of any existing Subsidiary, such Borrower shall notify its respective Agent of such acquisition, and

        (a) such Borrower shall promptly (and, in any event, within three Business Days in the case of the matters referred to below (other than in respect of a Mortgage on a Premises) and 90 days in respect of the matters referred to below relating to a Mortgage) cause such Subsidiary to execute and deliver to its respective Agent, with counterparts for each Lender, a US Subsidiary Guaranty (if such Subsidiary is a US Credit Facilities Guarantor) or a UK Subsidiary Guaranty (if such Subsidiary is a UK Credit Facilities Guarantor) or a supplement to a Subsidiary Guaranty and a US Subsidiary Security Agreement (if such Subsidiary is a US Credit Facilities Guarantor) or a UK Subsidiary Security Agreement (if such Subsidiary is a UK Credit Facilities Guarantor) or a supplement to a Subsidiary Security Agreement (and, if such Subsidiary owns any Premises having a value as determined in good faith by the Agents in excess of $1,000,000, a Mortgage), together with Uniform Commercial Code financing statements (form UCC-1) executed and delivered by the Subsidiary naming the Subsidiary as the debtor and the applicable Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code (or under English law in the case of a UK Subsidiary), and any other applicable recording statutes, in the case of Premises, in form for filing or recording, as applicable, in all jurisdictions as may be necessary or, in the reasonable opinion of such Agent, desirable to perfect or grant the security interest of such Agent pursuant to a Subsidiary Security Agreement or a Mortgage, as the case may be (which filings may be made at such time as such Agent may deem appropriate under the circumstances); and

        (b) such Borrower shall promptly (and in any event within three Business
Days) deliver a supplement to its respective Pledge Agreement and deliver, or cause to be delivered, to respective Agent under a Pledge Agreement (or a supplement thereto) certificates (if any) representing all of the issued and outstanding shares of Capital Stock of such Subsidiary owned by such Borrower or any Subsidiary of such Borrower, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to such Agent that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, under applicable law resulting in the perfection of the security interest granted in favor of such Agent pursuant to the terms of a Pledge Agreement;

        in each case, with such opinions, in form and substance and from counsel satisfactory to such Agent, as such Agent may reasonably require to be delivered within 95 days thereafter (or such later number of days as such Agent may approve) (but which opinions as to Mortgages shall consist of opinions as to the power and authority to execute and deliver the Mortgage, the due authorization of the execution and delivery of the Mortgage and the due execution and delivery of such Mortgage and, in the case of any Mortgage on Premises having a value (as determined by the US Borrower) in excess of $5,000,000 or on Premises located in the State of California, the enforceability of such Mortgage); provided, that notwithstanding the foregoing, (i) no Non-U.S. Subsidiary or MSG Investments shall be required to execute and deliver a Mortgage, a Subsidiary Guaranty or a supplement to the Subsidiary Guaranty or a Security Agreement or a supplement to the Security Agreement, nor will the US Borrower or any Subsidiary of the US Borrower be required to deliver in pledge pursuant to a Pledge Agreement in excess of 65% of the total combined voting power of all classes of Capital Stock of MSG Investments or a Non-U.S. Subsidiary entitled to vote except to the extent such pledge in excess of such 65% could not reasonably be expected to result in material tax liabilities for the US Borrower (as determined in good faith by the US Borrower) at any time prior to June 30, 2006 and (ii) the Luxembourg Subsidiary shall not be required to comply with the foregoing provisions of this Section 9.1.7 except to the extent such compliance could not be reasonably expected to result in material tax liabilities for the US Borrower or any of its Subsidiaries.

        The Borrowers shall use their commercially reasonable efforts to complete the merger of Raven Hire Limited and certain of its Subsidiaries and the UK Borrower with and into Freepeak Limited as soon as practicable and, in any event, on or before May 13, 2002.

        SECTION 9.1.8 Future Leased Property and Future Acquisitions of Real Property. (a) Prior to entering into any new lease of Real Property following the Effective Date (including a renewal of any lease of Real Property entered into following the Effective Date), the US Borrower shall, and shall cause each of its Subsidiaries to, use its (and their) reasonable efforts (which shall not require the incurrence of material costs, the expenditure of cash or material amounts of time, or the making of any material concessions under the relevant lease) to deliver to the Agents a waiver (which grants the Collateral Agent access to the Collateral located on such Real Property, waives any Lien on such Collateral in favor of the lessor of such Real Property and contains such other usual and customary agreements of lessors as the US Agent may reasonably request) executed by the lessor of any Real Property that is to be leased by the US Borrower or such Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to such Agent's Lien, to the extent the value of any personal property of the US Borrower or its Subsidiaries to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $500,000. The US Borrower shall, and shall cause each of its Subsidiaries to, use such reasonable efforts (which shall not require the incurrence of material costs, the expenditure of cash or material amounts of time, or the making of any material concessions under the relevant lease) to obtain such a waiver with respect to all such leases in effect on the Effective Date.

        (b) The Borrowers shall, on or before 90 days after the Closing Date, satisfy the conditions set forth in Section 7.1.23 as to any Designated Mortgaged Property together with an opinion, with respect to all Mortgages, as to the power and authority to execute and deliver the Mortgage, the due authorization of the execution and delivery of the Mortgage and the due execution and delivery of such Mortgage and, with respect to any Mortgage on Premises located in the State of California, the enforceability of such Mortgage). The Borrowers shall use reasonable efforts (which shall not require the incurrence of material costs, the expenditure of cash or material amounts of time or the making of any concessions under the relevant Hub Location Lease) to obtain all necessary consents and approvals from the lessors under the Hub Location Leases for the applicable Borrower or Subsidiary to execute a Mortgage in respect of such Hub Location Leases in favor of the Collateral Agent, and the applicable Borrower or applicable Subsidiary shall, with respect to any Hub Location Lease for which such consent has been obtained, comply with the provisions of this Section 9.1.8 with respect to such Hub Location Leases. In addition, in the event that the US Borrower or any of its Subsidiaries shall acquire any Premises having a value as determined in good faith by the applicable Agent in excess of $1,000,000, the US Borrower or the applicable Subsidiary shall, promptly after such acquisition, execute a Mortgage and provide the Agents with

                (i) evidence of the completion (or satisfactory arrangements for the completion such as deposit of the Mortgages with an escrow or title company reasonably acceptable to the applicable Agent) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the applicable Agent, desirable to create a valid and enforceable first priority Lien, subject to Liens permitted by Section 9.2.3, against the properties purported to be covered thereby; and

                (ii) loan or mortgagee's title insurance policies (the CLTA form or, if the CLTA form is not available, such other form as is reasonably acceptable to the applicable Agent) in favor of the applicable Agent and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the applicable Agent, with respect to the property purported to be covered by such Mortgage, insuring that the interests created by the Mortgage constitute valid and enforceable first Liens thereon free and clear of all Liens except as permitted by Section 9.2.3, and such policies shall also include a revolving credit endorsement, if available, and such other endorsements as the applicable Agent shall request at a commercially reasonable price, and shall be accompanied by evidence of the payment in full of all premiums thereon.

        SECTION 9.1.9 Use of Proceeds, etc. The Borrowers shall apply the proceeds of the Credit Extensions:

                (i) to pay Transaction expenses, the purchase price for the Acquisitions (excluding the UK Acquisitions until the UK Lien Date, but including any amount paid pursuant to clause (iii) below) and the cost of redemption or repurchase of shares of preferred stock of the US Borrower; provided, however, that (x) only up to $30,000,000 of the Revolving Loans may be used for such purpose (exclusive of amounts used for the Action Acquisition), (y) the aggregate Transaction expenses shall not exceed $9,000,000 and (z) the aggregate purchase price for the Acquisitions (including amounts paid pursuant to clause (iii) below) plus the Transaction expenses shall not exceed $250,000,000;

                (ii) for working capital and general corporate purposes of the US Borrower and its Subsidiaries;

                (iii) to repay the Indebtedness identified in Item 9.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule; and

                (iv) to redeem or repurchase preferred Capital Stock of the US Borrower pursuant to clause (c)(ii)(6) of Section 9.2.6.

The Borrowers shall apply the proceeds of the Incremental US Term B Loans to repay the existing US Revolving Loans.

Notwithstanding the foregoing, until the UK Lien Date, the UK Borrower shall use proceeds of the UK Revolving Loans for working capital purposes and shall not, in any event, use or permit the use of any of the UK Loans in such a manner as to constitute financial assistance (as defined in Section 152 Companies Act 1985 of Great Britain).

        SECTION 9.1.10 Hedging Obligations. Within 90 days after the Closing Date, the Borrowers shall enter into interest rate swap, cap, collar or similar arrangements designed to protect the Borrowers against fluctuations in the LIBO Rate reasonably satisfactory to the Agents relating to a notional amount of at least $25,000,000.

        SECTION 9.1.11 US Borrower UK Pledge Agreement. The UK Borrower covenants and agrees that, in its capacity as a Pledged Share Issuer under (and as defined in) the US Borrower UK Pledge Agreement, it will cooperate in all reasonable respects necessary to enable the US Agent to exercise its rights and remedies under the terms of the US Borrower UK Pledge Agreement and agrees to comply with any obligations applicable to the UK Borrower under the US Borrower UK Pledge Agreement.

        SECTION 9.1.12 Intentionally Omitted.

        SECTION 9.2. Negative Covenants. The Borrowers agree with the Agents, the Issuers and each Lender that, until all Commitments have terminated and all Credit Extensions have been paid in full, the Borrowers will perform the obligations set forth in this Section 9.2.

        SECTION 9.2.1 Business Activities. The US Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity, except business activities of the nature or type in which the US Borrower and its Subsidiaries are engaged on the Closing Date (after giving effect to the Acquisitions) and such activities as may be reasonably incidental thereto.

        SECTION 9.2.2 Indebtedness. The US Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

        (a) Indebtedness in respect of the Credit Extensions and other Obligations;

        (b) until the date of the initial Credit Extension, Indebtedness identified in Item 9.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule;

        (c) Indebtedness existing as of the Effective Date which is identified in Item 9.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule;

        (d) Indebtedness incurred by the US Borrower or any of its Subsidiaries
(i) in respect of Capitalized Lease Liabilities and purchase money financing and refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension; provided, that the maximum aggregate amount of all Indebtedness permitted under this clause (d)(i) shall not at any time exceed $6,250,000, and (ii) from time to time for general corporate purposes; provided, that the maximum aggregate amount of all Indebtedness permitted under this clause (d)(ii) shall not at any time exceed $6,250,000;

        (e) Hedging Obligations of the US Borrower or any of its Subsidiaries;

        (f) intercompany Indebtedness of (i) any US Subsidiary Guarantor to any other US Subsidiary Guarantor or to the US Borrower, (ii) any UK Subsidiary Guarantor to any other UK Subsidiary Guarantor or to the UK Borrower, (iii) the UK Borrower to the US Borrower, (iv) Freepeak Limited to the Luxembourg Subsidiary in an aggregate principal amount not to exceed pound sterling30,000,000 and (v) the Luxembourg Subsidiary to UKLP in an aggregate principal amount not to exceed pound sterling30,000,000, which indebtedness shall (after the UK Lien Date in the case of the Indebtedness in clauses (ii) and (iii) above) be evidenced by one or more promissory notes in form and substance reasonably satisfactory to the Collateral Agent which have been duly executed and delivered to (and endorsed to the order of), the Collateral Agent in pledge pursuant to, in the case of clauses (i) and (iii) above, a US Borrower Pledge Agreement or a US Subsidiary Pledge Agreement, as applicable, in the case of clause (ii) above, a UK Borrower Security Agreement or a UK Subsidiary Security Agreement, as applicable, and in the case of clause (v) above, a UKLP Guarantee and Pledge;

        (g) unsecured intercompany Indebtedness of (i) the US Borrower owing to a US Subsidiary Guarantor, (ii) the US Borrower owing to the UK Borrower and
(iii) the UK Borrower owing to a UK Subsidiary Guarantor that has (after the UK Lien Date, in the case of the Indebtedness in clauses (ii) and (iii) above, and previously, in the case of the Indebtedness in clause (i) above) executed and delivered to the Agents the Intercompany Subordination Agreement (and if such Indebtedness is also subordinated to any Subordinated Debt the terms and provisions of such subordination shall be at least as favorable to the Lenders as the subordination provisions contained in the applicable Subordinated Debt), and which shall (after the UK Lien Date in the case of the Indebtedness in clauses (ii) and (iii) above) be evidenced by one or more promissory notes in form and substance reasonably satisfactory to the Collateral Agent that have been duly executed and delivered to (and endorsed to the order of) the Collateral Agent in pledge pursuant to, in the case of clause (i) above, a US Borrower Pledge Agreement or a US Subsidiary Pledge Agreement, as applicable and, in the case of clauses (ii) and (iii) above, a UK Borrower Security Agreement or a UK Subsidiary Security Agreement, as applicable;

        (h) Indebtedness consisting of (i) $25,000,000 aggregate principal amount of the 12% Subordinated Notes issued on June 30, 2000 and (ii) $55,000,000 aggregate principal amount of the additional 12% Subordinated Notes issued on November 13, 2001, and any guarantee of such Indebtedness executed by any party to the US Subsidiary Guaranty so long as such guarantee is in all respects subordinated to the obligations of such guarantor under the US Subsidiary Guaranty on terms at least as favorable to the Lender Parties as is the subordination of the obligations of the US Borrower under the 12% Subordinated Notes to the Obligations; provided that in the event the aggregate principal amount of Indebtedness incurred pursuant to this clause (ii) is greater than $50,000,000, the aggregate principal amount of the Incremental US Term B Loans that the US Borrower may request to be added pursuant to Section
2.7 shall be decreased by the difference of (x) the aggregate principal amount of Indebtedness incurred by the US Borrower under this clause (ii) less (y) $50,000,000;

        (i) Indebtedness of a Person which becomes a Subsidiary after the Closing Date; provided that such Indebtedness existed at the time such Person became a Subsidiary and was not created in anticipation thereof, and neither any Borrower nor any Subsidiary of either Borrower (other than such Person) is liable thereon and refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension and neither any Borrower nor any other Subsidiary of either Borrower is liable thereon;

        (j) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within five Business Days of its incurrence;

        (k) without duplication, Indebtedness permitted as Investments pursuant to Section 9.2.5;

        (l) Contingent Obligations with respect to other Indebtedness permitted hereby (except in respect of Indebtedness under clauses (h), (i) and (m)); and

        (m) Indebtedness consisting of up to $9,375,000 aggregate principal amount of additional Subordinated Debt ("Additional Cash Pay Subordinated Debt") to be issued after the Effective Date and any guarantee of such Indebtedness executed by any party to the US Subsidiary Guaranty so long as such guarantee is in all respects subordinated to the obligations of such guarantor under the US Subsidiary Guaranty on terms at least as favorable to the Lender Parties as is the subordination of the obligations of the US Borrower under the 12% Subordinated Notes to the Obligations; and

        (n) Indebtedness consisting of pound sterling2,300,000 aggregate principal amount of the Loan Stock so long as the reimbursement obligations of Freepeak Limited in respect of the Loan Stock Guarantee are cash collateralized pursuant to clause (r) of Section 9.2.3.

provided, however, that no Indebtedness otherwise permitted by clauses (d), (i) or (n) may be incurred if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

        For purposes of determining compliance with this Section 9.2.2, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the US Borrower, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses.

        SECTION 9.2.3 Liens. The US Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

        (a) Liens securing payment of the Obligations granted pursuant to any Loan Document;

        (b) until the date of the initial Credit Extension, Liens securing payment of Indebtedness of the type permitted and described in clause (b) of
Section 9.2.2;

        (c) Liens granted prior to the Effective Date and set forth in Item 9.2.3(c) of the Disclosure Schedule;

        (d) Liens securing payment of Indebtedness of the type permitted and described in clause (d)(i) of Section 9.2.2, provided that such Liens in respect of such Indebtedness do not extend to or cover any property or assets of the US Borrower or any of its Subsidiaries other than the property or assets acquired with the proceeds of such Indebtedness (or the Indebtedness refinanced thereby);

        (e) Liens securing payment of Indebtedness of the type permitted and described in clause (i) of Section 9.2.2, provided that such Liens in respect of such Indebtedness do not extend to or cover any property or assets of the US Borrower or any of its Subsidiaries other than the property or assets that secured such Indebtedness prior to the time such Indebtedness become Indebtedness of the US Borrower or its Subsidiaries;

        (f) Liens securing reimbursement obligations with respect to letters of credit and banker's acceptances which encumber only documents and other property relating to such letters of credit and the products and proceeds thereof;

        (g) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

        (h) Liens for taxes, assessments or other governmental charges or levies, not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

        (i) Liens of carriers, warehousemen, mechanics, repairmen, materialmen and landlords or other like liens incurred in the ordinary course of business for sums not overdue for a period of more than 60 days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

        (j) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, insurance obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

        (k) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by a bond or (subject to a customary deductible) by insurance maintained with responsible insurance companies;

        (l) Liens with respect to recorded minor imperfections of title and easements, rights-of-way, restrictions, reservations, permits, servitudes and other similar encumbrances on real property and fixtures which do not materially interfere with the ordinary conduct of the business of the US Borrower and its Subsidiaries conducted at any material property;

        (m) leases or subleases granted by the US Borrower or any of its Subsidiaries to any other Person in the ordinary course of business;

        (n) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any Indebtedness permitted by Section 9.2.2, in each case in favor of the trustee under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof;

        (o) Liens on patents, trademarks, trade names, service marks, copyrights, trade secrets or other intellectual property to the extent such Liens arise from the granting of licenses thereto to or from any Person in the ordinary course of business of the US Borrower and its Subsidiaries;

        (p) Liens in favor of collecting banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the US Borrower or any of its Subsidiaries on deposits with or in possession of such banks, other than relating to Indebtedness;

        (q) Liens in favor of consignors with respect to consigned goods under consignments which do not constitute purchase money financings; and

        (r) Cash collateral deposits to secure reimbursement obligations with respect to the Loan Stock Guarantee not in excess of 100% of the principal amount of the Loan Stock.

        SECTION 9.2.4 Financial Condition.

        (a) Maximum Leverage Ratio. The US Borrower will not permit the Leverage Ratio as of the end of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such period

                         period                                                          Leverage Ratio
                         ------                                                          --------------
         September 30, 2000 to December 30, 2001                                          4.25 to 1.00

         December 31, 2001 to December 30, 2002                                           4.25 to 1.00
         December 31, 2002 to December 30, 2003                                           3.75 to 1.00
         December 31, 2003 to December 30, 2004                                           3.25 to 1.00
         December 31, 2004 to December 30, 2005                                           3.00 to 1.00
         December 31, 2005 and thereafter                                                 2.50 to 1.00
         December 31, 2005 and thereafter                                                 2.50 to 1.00

        (b) Maximum Senior Leverage Ratio. The US Borrower will not permit the Senior Leverage Ratio as of the end of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such period

                         period                                                      Senior Leverage Ratio
                         ------                                                      ---------------------
         September 30, 2001 to December 30, 2002                                          2.75 to 1.00
         December 31, 2002 to December 30, 2003                                           2.50 to 1.00
         December 31, 2003 to December 30, 2004                                           2.25 to 1.00
         December 31, 2004 to December 30, 2005                                           2.00 to 1.00
         December 31, 2005 and thereafter                                                 1.75 to 1.00

        (c) Interest Coverage Ratio. The US Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter set forth below to be less than the ratio set forth opposite such period

                         period                                                      Interest Coverage Ratio
                         ------                                                      -----------------------
         September 30, 2000 to December 30, 2002                                          2.25 to 1.00
         December 31, 2002 to December 30, 2003                                           2.50 to 1.00
         December 31, 2003 to December 30, 2004                                           3.00 to 1.00
         December 31, 2004 and thereafter                                                 3.50 to 1.00

        (d) Fixed Charge Coverage Ratio. The US Borrower will not permit the Fixed Coverage Ratio as of the end of any Fiscal Quarter set forth below to be less than the ratio set forth opposite such period

                         period                                                    Fixed Charge Coverage Ratio
                         ------                                                    ---------------------------
         September 30, 2000 to September 29, 2001                                         1.15 to 1.00

         September 30, 2001 to December 30, 2003                                          1.05 to 1.00
         December 31, 2003 to December 30, 2004                                           1.10 to 1.00
         December 31, 2004 and thereafter                                                 1.15 to 1.00

        (e) Minimum Consolidated Net Worth. The US Borrower will not permit Consolidated Net Worth as of the end of any Fiscal Quarter, commencing September 30, 2000 and ending September 29, 2001, to be less than the sum of (i) $12,675,000, (ii) 50% of the aggregate net proceeds from the sale or issuance by the US Borrower to any Person of any Capital Stock, warrants or options or the exercise of any such warrants or options after the Effective Date, (iii) 50% of Net Income available for common stock of the US Borrower (but, in each case, only if a positive number) for each Fiscal Quarter, beginning with the Fiscal Quarter beginning April 1, 2000, completed on or prior to the date of determination of compliance herewith, plus (iv) an amount equal to 85% of the liquidation preference of any preferred Capital Stock of the US Borrower (computed as of the date of issuance) in connection with the Action Acquisition.

        The US Borrower will not permit Consolidated Net Worth as of the end of any Fiscal Quarter, commencing September 30, 2001 to be less than the sum of (i) $42,500,000, (ii) 50% of the aggregate net proceeds from the sale or issuance by the US Borrower to any Person of any Capital Stock (for the avoidance of doubt, excluding any proceeds of Capital Stock issued by the US Borrower in connection with the Raven Acquisition), warrants or options or the exercise of any such warrants or options after the Amendment and Restatement Effective Date, plus
(iii) 50% of Net Income (provided that in calculating Net Income of the US Borrower and its Subsidiaries for purposes of this Section 9.2.4(e), expenses resulting from any writedown of goodwill pursuant to FASB 142 shall be disregarded) available for common stock of the US Borrower (but, in each case, only if a positive number) for each Fiscal Quarter, beginning with the Fiscal Quarter beginning October 1, 2001, completed on or prior to the date of determination of compliance herewith.

        For the purposes of calculating this covenant, any redemption of preferred Capital Stock as permitted by this Agreement shall not effect a reduction in Net Worth.

        (f) Minimum Container Utilization Rate. The US Borrower shall not permit the Container Utilization Rate, commencing as of the end of any Fiscal Quarter set forth below, to be less than the rate set forth opposite such period.

                                                                                       Minimum Container
                        period                                                          Utilization Rate
                        ------                                                         -----------------
         First Fiscal Quarter of each Fiscal Year                                             70%
         Second Fiscal Quarter of each Fiscal Year                                            75%
         Third Fiscal Quarter of each Fiscal Year                                           77.5%
         Fourth Fiscal Quarter of each Fiscal Year                                            80%

        (g) Minimum Inventory Turn Ratio. The US Borrower shall not permit, as of the end of any Fiscal Quarter, the ratio of (i) the aggregate sales of storage containers, temporary offices and cartage trailers during the four Fiscal Quarters then ended divided by (ii) the difference, if positive, of (X) the average of the book value of inventory at the end of each month during such four Fiscal Quarter period less (Y) $2,000,000 to be less than 5.0 to 1.0.

        Notwithstanding the foregoing clauses (a), (b), (c), (d), (e), (f) and
(g), as at the end of the fiscal quarter ending September 30, 2001, the covenants set forth above in this Section 9.2.4 shall be calculated on a pro forma basis as described in Exhibit E-2.

        SECTION 9.2.5 Investments. The US Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

        (a) Investments existing on the Effective Date and identified in Item 9.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

        (b) Cash Equivalent Investments;

        (c) without duplication, Investments permitted as Indebtedness pursuant to Section 9.2.2;

        (d) without duplication, Investments permitted as Capital Expenditures pursuant to Section 9.2.7;

        (e) Investments by the Borrowers or any Subsidiary Guarantor in any Borrower or any other Subsidiary Guarantor by way of contributions to capital;

        (f) Investments made by the US Borrower or any of its Subsidiaries, solely with proceeds which either:

                (i) have been contributed, directly or indirectly, to such Borrower or such Subsidiary as cash equity from holders of such Borrower's common stock for the purpose of making an Investment identified in a notice to the Agents on or prior to the date that such capital contribution is made or

                (ii) are Net Disposition Proceeds which are being reinvested by such Borrower or such Subsidiary of such Borrower in Qualified Assets in accordance with the terms of clause (c) of Section 5.1.1 and (in the case of this clause (f)(ii) only) shall result in such Borrower or such Subsidiary acquiring a majority or all of the remaining equity interests the Person in which such Investment was made;

        (g) Investments to the extent the consideration received pursuant to clause (b)(i) of Section 9.2.9 is not all cash; and

        (h) (i) the Raven Acquisition and (ii) other Investments (including the acquisition of assets included in the definition of "Permitted Acquisitions", but excluding the Raven Acquisition) made by the US Borrower or any of its Subsidiaries constituting a Permitted Acquisition satisfying the Permitted Acquisition Conditions, not exceeding $90,000,000 in Fiscal Year 2000 (including such Investments made during Fiscal Year 2000 prior to the Effective Date) and $40,000,000 in any Fiscal Year thereafter, which Investments shall result in the US Borrower or the relevant Subsidiary acquiring (subject to Section 9.2.1) a majority controlling interest in the Person in which such Investment was made or increasing any such controlling interest maintained by it in such Person; provided, that if (i) the amount of Investments permitted to be made in any Fiscal Year ("Year 1") pursuant to this clause (h)(ii) (other than by virtue of clause (i) of this proviso) exceeds the aggregate amount of Investments actually made during such Fiscal Year, 100% of such excess amount (up to a maximum of 20% of the aggregate amount of Investments to be made in such Fiscal Year under this clause (h) without including any carryovers permitted under this proviso) may be carried forward to (but only to) the next succeeding Fiscal Year ("Year 2") (any such amount to be certified by the Borrowers to the Agents in the Compliance Certificate delivered for the last Fiscal Quarter of Year 1), and (ii) any such amount carried forward to Year 2 shall be deemed to be used before the US Borrower and its Subsidiaries have fully used the amount of Investments permitted by this clause without giving effect to such carry-forward;

        (i) loans and advances to officers, directors or employees of the US Borrower and its Subsidiaries (x) in the ordinary course of business for travel and entertainment expenses, (y) made after the Effective Date for relocation expenses in the ordinary course of business and (z) for other purposes in furtherance of the business of the US Borrower and its Subsidiaries, so long as the aggregate amount of Investments permitted under this clause (i) shall not exceed $312,500 at any time;

        (j) Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business;

        (k) Investments representing evidences of Indebtedness, securities or other property received from another Person in connection with any bankruptcy proceeding or other reorganization of such other Person or as a result of foreclosure, perfection or enforcement of any Lien or exchange for evidences of Indebtedness, securities or other property of such other Persons held by the US Borrower and its Subsidiaries or in settlement or satisfaction of delinquent or overdue obligations; provided that any such securities or other property received by the US Borrower or any of its Subsidiaries is pledged to the Agents for the benefit of the Lenders pursuant to the Security Documents;

        (l) extensions of trade credit in the ordinary course of business;

        (m) Hedging Obligations;

        (n) Investments owned by a Person acquired in a Permitted Acquisition;

        (o) Investments by the US Borrower in MSG Investments by way of contributions to capital in the aggregate amount not in excess of pound sterling30,000,000 and Investments by the US

Borrower and MSG Investments in UKLP by way of contributions to capital in the aggregate amount not in excess of pound sterling30,000,000.

provided, however, that

        (a) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

        (b) the Investments permitted above shall only be permitted to be made to the extent not prohibited in whole or in part by the terms of the Subordinated Debt;

        (c) no Investment otherwise permitted by clause (e) (to the extent it relates to Investments by the US Borrower or any US Subsidiary in the UK Borrower or any UK Subsidiary), (f)(ii), (g) or (h) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing; and

        (d) no Investment otherwise permitted by clause (h)(ii) above shall be permitted unless it satisfies the Permitted Acquisition Conditions.

        SECTION 9.2.6 Restricted Payments, etc. On and at all times after the Effective Date:

        (a) the Borrowers will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrowers or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrowers (other than dividends or distributions payable to the US Borrower or any of the US Subsidiary Guarantors or in its common stock or non-cash dividend paying Qualified Preferred Stock or warrants to purchase its common stock or splits or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrowers, or warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrowers (collectively, "Restricted Payments") other than pursuant to Section 9.2.6(c);

        (b) the US Borrower will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes;

provided, however, that,

        (c) if no Default shall have occurred and be continuing on the date such Restricted Payment is declared or to be made, nor would a Default result from the making of such Restricted Payment, and

                (i) after giving effect to the making of such Restricted Payment the US Borrower shall be in pro forma compliance with the covenants set forth in Section 9.2.4 for the most recent full Fiscal Quarter immediately preceding the date of the payment of such Restricted Payment for which the relevant financial information has been delivered pursuant to clause (a) or clause (b) of Section 9.1.1, and

                (ii) the US Borrower shall have delivered to the Agents a certificate demonstrating that the US Borrower, after giving effect to the making of such Restricted Payment, will be in pro forma compliance with the covenants set forth in clause (d) of Section 9.2.4 and certifying as to the accuracy of clause (c)(i) above, the US Borrower may:

           (1) purchase, redeem, acquire or otherwise retire for value shares of Capital Stock of the US Borrower held by officers or employees of the US Borrower or any of its Subsidiaries, or options on any such shares or related stock appreciation rights or similar securities owned by officers or employees (or their estates or beneficiaries under their estates), in all cases only upon death, disability, retirement, termination of employment or pursuant to the terms of such stock option plan or any other agreement under which such shares of Capital Stock, options, related rights or similar securities were issued (collectively referred to as a "Redemption"), in an aggregate amount, in the case of this clause (c)(1) not to exceed $500,000 in any Fiscal Year and $2,500,000 during the term of this Agreement,

           (2) exchange shares of Series E Preferred Stock of the US Borrower for shares of Series C Preferred Stock of the US Borrower pursuant to the Exchange Offer,

           (3) pay dividends on the Series B Preferred Stock, Series E Preferred Stock and Qualified Preferred Stock of the US Borrower at a rate of 10.0%, 8.5% and 8.5% per annum, respectively,

           (4) redeem preferred Capital Stock (excluding Series C Preferred Stock of the US Borrower), not to exceed $3,500,000 in the aggregate in each Fiscal Year, and, in addition, redeem preferred Capital Stock, not to exceed an amount equal to 50% of the Net Equity Proceeds so long as such Net Equity Proceeds are not required to be used to effect a prepayment pursuant to Section 5.1.1(g), and

           (5) any Subsidiary of the US Borrower may declare or pay dividends to any Borrower or any Wholly-owned Subsidiary of any Borrower.

        SECTION 9.2.7 Capital Expenditures, etc. (a) The US Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year which aggregate in excess of the amount set forth below opposite such Fiscal Year:


                                               Maximum Capital
          Fiscal Year                           Expenditures
          -----------                          ---------------
            2000                                $12,000,000

            2001                                $ 9,000,000
            2002                                $14,000,000
            2003                                $20,000,000
            2004                                $23,000,000
            2005                                $26,000,000
            2006                                $29,000,000

provided, that to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year ("Year 1") pursuant to this clause exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount may be carried forward to (but only to) the next succeeding Fiscal Year ("Year 2") (any such amount to be certified by the Borrowers to the Agents in the Compliance Certificate delivered for the last Fiscal Quarter of Year 1), and any such amount carried forward to Year 2 shall be deemed to be used only after the US Borrower and its Subsidiaries have fully used the amount of Capital Expenditures permitted by this Section without giving effect to such carry-forward.

        (b) The parties acknowledge and agree that the permitted Capital Expenditure levels set forth in clause (a) above shall be exclusive of:

                (i) Net Disposition Proceeds which have been reinvested by the US Borrower or a Subsidiary of the US Borrower in Qualified Assets in accordance with the terms of clause (b) of Section 5.1.1 and Casualty Proceeds to the extent applied to rebuild or replace property in accordance with the terms of clause (e) of Section 5.1.1 (including any amount less than $100,000 referred to therein), and

                (ii) Capital Expenditures constituting a Permitted Acquisition satisfying the Permitted Acquisition Conditions, in an amount which, when aggregated with the amount of Investments made pursuant to clause
        (h) of Section 9.2.5, shall not exceed the limits set forth in the definition of Permitted Acquisition Conditions.

        SECTION 9.2.8 Consolidation, Merger, etc.

        The US Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except:

        (a) any such Subsidiary with a positive net worth may liquidate or dissolve voluntarily into, and may merge with and into, any Borrower or any other Subsidiary (so long as such Borrower is the surviving corporation of such combination or merger, if the US Borrower is a party, the US Borrower is the surviving corporation and if a US Subsidiary is a party, a US Subsidiary is the surviving corporation (but if the US Borrower is a party, the US Borrower is the surviving corporation)), and the assets or stock of any US Subsidiary or Non-U.S. Subsidiary may be purchased or otherwise acquired by the US Borrower or any US Subsidiary, and the assets or stock of any Non-U.S. Subsidiary may be purchased by the UK Borrower or any other Non-U.S. Subsidiary provided, that notwithstanding the above, a Subsidiary may only liquidate or dissolve into, or merge with and into, another Subsidiary of any Borrower if, after giving effect to such combination or merger, (i) such Borrower continues to own (directly or indirectly), and the Agents continue to have pledged to it pursuant to a Pledge Agreement, a percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary surviving such combination or merger that is equal to or in excess of the percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary that does not survive such combination or merger that was (immediately prior to the combination or merger) owned by such Borrower or pledged to the Agents; (ii) no consideration (other than common stock in the surviving Person or the US Borrower) shall be issued or distributed to the shareholders of the US Borrower; or (iii) the principal purpose of such transaction is to change the state of incorporation of the US Borrower; and

        (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the US Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person (or any division thereof) not then a Subsidiary, or acquire such Person by merger, if permitted (without duplication) pursuant to the provisos contained in Section 9.2.7 or clauses (f) or (h) of Section 9.2.5; and

        (c) to the extent otherwise permitted under this Agreement, the US Borrower and its Subsidiaries may make Permitted Acquisitions; and

        (d) the US Borrower may contribute all of the issued and outstanding equity securities of the UK Borrower to the capital of Freepeak Limited and the UK Borrower and Raven Hire Limited and certain of its Subsidiaries may merge with and into Freepeak Limited.

        SECTION 9.2.9 Asset Dispositions, etc. The US Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any part of its assets, whether now owned or hereafter acquired (including accounts receivable and Capital Stock of Subsidiaries) to any Person, unless

        (a) such sale, transfer, lease, contribution or conveyance of such assets is (i) in the ordinary course of its business (and does not constitute a sale, transfer, lease, contribution or other conveyance of all or a substantial part of the US Borrower's or such Subsidiary's assets) (it being understood that sales of leased equipment are in the ordinary course of business) or is of obsolete, surplus or worn out property, (ii) permitted by Section 9.2.8, (iii) between Subsidiary Guarantors or between a Subsidiary Guarantor and a Borrower, or (iv) of excess inventory and equipment and the net proceeds are used solely to make the prepayment required by clause (c) of Section 5.1.1; or

        (b) (i) such sale, transfer, lease, contribution or conveyance of such assets is for fair market value (as determined in good faith by the Board of Directors of the US Borrower), and (ii) the Net Disposition Proceeds received from such assets, together with the Net Disposition Proceeds of all other assets sold, transferred or leased, contributed or conveyed pursuant to this clause (b) since the Effective Date, does not exceed (individually or in the aggregate) $6,250,000 and in any period of 12 consecutive months does not exceed $1,250,000.

To the extent the Required Lenders or Lenders, as the case may be, waive pursuant to Section 12.1 the provisions of this Section 9.2.9 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this
Section 9.2.9, such Collateral shall be sold free and clear of the Liens created by the Security Agreements or the Mortgages, and the Agents shall be authorized to take any actions deemed appropriate in order to effect the foregoing and shall, at the request of the Borrowers take any such actions reasonably appropriate to effect the foregoing.

        SECTION 9.2.10 Modification of Certain Agreements.

        (a) Without the prior written consent of the Required Lenders, the US Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, the Action Acquisition or the Action Purchase Agreement or any schedules, exhibits or agreements related thereto, in each case which would adversely affect the rights or remedies of the Lenders, or the US Borrower's or any Subsidiary's ability to perform hereunder or under any Loan Document or which would increase the purchase price with respect to the Action Acquisition or would alter the indemnification provisions of the Action Purchase Agreement.

        (b) Without the prior written consent of the Agents, the Borrowers will not consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Windward Management Agreement, the Merger, the Merger Agreement or the Acquisition Agreement adverse to the Borrowers.

        SECTION 9.2.11 Transactions with Affiliates. The US Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates (other than any Obligor) unless such arrangement or contract is (i) otherwise not prohibited under this Agreement and (ii) upon terms no less favorable to the US Borrower or such Subsidiary than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, provided, however, that notwithstanding the foregoing, the US Borrower and its Subsidiaries may (a) enter into indemnification and employment agreements and arrangements with directors, officers and employees, (b) subject to Section 9.2.13, pay fees for management services and related transactions with respect to the Windward Group set forth in the Windward Management Agreement in effect on the date hereof and
(c) consummate the Raven Acquisition, consummate the merger of the UK Borrower and Raven Hire Limited and certain of its Subsidiaries with and into Freepeak Limited, make loans from UKLP to the Luxembourg Subsidiary in the aggregate principal amount not in excess of pound sterling30,000,00, make loans from the Luxembourg Subsidiary to Freepeak Limited in the aggregate principal amount not in excess of pound sterling30,000,000 and pay a fund-raising fee and related expenses to the Windward Group in connection with the Raven Acquisition in an amount not in excess of $925,000.

        SECTION 9.2.12 Negative Pledges, Restrictive Agreements, etc. The US Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding (i) any restrictions existing under the Loan Documents or, in the case of clause
(a)(ii) below, in the 2001 12% Subordinated Note Agreement, as in effect on the date hereof), (ii) in the case of clauses (a)(i) and (b), any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary pursuant to a transaction otherwise permitted hereby, (iii) in the case of clause (a), restrictions in respect of Indebtedness secured by Liens permitted by Section 9.2.3, but only to the extent such restrictions apply to the assets encumbered thereby, or (iv) any restrictions existing under any agreement that amends, refinances or replaces any agreement containing the restrictions referred to in clause (i), (ii) or
(iii) above; provided, that the terms and conditions of any such agreement referred to in clause (i), (ii) or (iii) taken as a whole are not materially less favorable to the Lenders or materially more restrictive to any Obligor a party thereto than those under the agreement so amended, refinanced or replaced,
(v) with respect to Indebtedness permitted under clause (i) of Section 9.2.2;
(vi) with respect to Liens permitted under clause (e) of Section 9.2.3; or (vii) customary non-assignment provisions of leases, subleases, licenses or sublicenses) prohibiting

        (a) the (i) creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired as security for the Obligations, or (ii) ability of the Borrowers or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

        (b) the ability of any Subsidiary of the US Borrower to make any payments, directly or indirectly, to any Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to any Borrower.

        SECTION 9.2.13 Sale and Leaseback. The US Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by the US Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the US Borrower or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the US Borrower or any of its Subsidiaries, provided the foregoing prohibition shall not apply so long as no Default or Event of Default has occurred and is continuing or will occur as a result thereof.

        SECTION 9.2.14 Subordinated Notes. The US Borrower will not (a) without the prior written consent of the Lenders, consent to any amendment of the subordination provisions contained in, or applicable to, the Subordinated Debt or the Subordinated Notes or the 2001 12% Subordinated Note Agreement, (b) without the prior written consent of the Supermajority Lenders, (1) consent to any other amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Subordinated Debt or Subordinated Notes or the 2001 12% Subordinated Note Agreement, which would reduce the maturity or increase the amount of any payment of principal thereof or which would increase the rate or accelerate the date for payment of interest thereof or (2) prepay, purchase, redeem, or acquire any Subordinated Note except out of Net Equity Proceeds not required to be used to effect a prepayment pursuant to
Section 5.1.1. or (c) without the prior written consent of the Required Lenders, consent to any other amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Subordinated Debt or Subordinated Notes or the 2001 12% Subordinated Note Agreement which would be adverse to the Lenders.

        SECTION 9.2.15 Payments Under Windward Management Agreement. The US Borrower will not, and will not permit any of its Subsidiaries to, make any payment under the Windward Management Agreement if (a) in the case of all fees and expenses thereunder (other than in the event of a Change of Control (as defined therein)), an Event of Default specified in Section 10.1.1 (or any event which upon the giving of notice or the lapse of time or both would constitute such an Event of Default) shall have occurred and be continuing and (b) in the case of payment of fees in connection with such a Change of Control, the Obligations shall not have been paid in full, all Letters of Credit hereunder terminated or expired (or cash collateralized pursuant to Section 12.5) and all Commitments terminated.

        SECTION 9.2.16 Loan Stock, etc.. The US Borrower will not and will not permit its Subsidiaries to (a) without the prior written consent of the Required Lenders, consent to any amendment of provisions contained in, or applicable to, the Loan Stock, the Loan Stock Guarantee or the Intercreditor Deed, (b) release any cash collateral securing Freepeak Limited reimbursement obligations in respect of the Loan Stock Guarantee, other than to repay the Loan Stock or (c) redeem Loan Stock, unless the principal amount of such redemption does not exceed the amount of cash collateral securing Freepeak Limited's reimbursement obligations in respect of the Loan Stock Guarantee and such redemption is made simultaneously with the termination of the Loan Stock Guarantee and release of such cash collateral.

                                   ARTICLE X.

                                EVENTS OF DEFAULT

        SECTION 10.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 10.1 shall constitute an "Event of Default".

        SECTION 10.1.1 Non-Payment of Obligations. (a) Any Borrower shall default in the payment or prepayment of (i) any Reimbursement Obligation (including pursuant to Section 4.1.3) on the applicable Disbursement Due Date or any deposit of cash for collateral purposes on the date required pursuant to
Section 5.1.1 or (ii) any principal of any Loan when due, or (b) any Obligor (including a Borrower) shall default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any interest or commitment fee or (c) shall default (and such default shall continue unremedied for a period of five (5) Business Days after demand for payment) of any other monetary Obligation.

        SECTION 10.1.2 Breach of Warranty. Any representation or warranty of any Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate (including the Closing Date Certificate) furnished by or on behalf of any Borrower or any other Obligor to the Agents, the Issuers or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

        SECTION 10.1.3 Non-Performance of Certain Covenants and Obligations. Any Borrower shall default in the due performance and observance of any of its obligations under Section 7.1.27, Section 9.1.7, Section 9.1.8, Section 9.1.9 or
Section 9.2.

        SECTION 10.1.4 Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to any Borrower by the Agents at the direction of the Required Lenders.

        SECTION 10.1.5 Default on Other Indebtedness. A default shall occur (i) in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness, other than Indebtedness described in Section 9.2.2, of the US Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $1,250,000, or (ii) in the performance or observance of any obligation or condition with respect to such Indebtedness having a principal amount, individually or in the aggregate, in excess of $1,250,000 if the effect of such default is to accelerate or to permit the holder thereof to accelerate the maturity of any such Indebtedness.

        SECTION 10.1.6 Judgments. Any judgment or order for the payment of money in excess of $1,250,000 (not covered by insurance from a responsible insurance company that is not denying its liability with respect thereto) shall be rendered against the US Borrower or any of its Subsidiaries or any other Obligor and remain unpaid and there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

        SECTION 10.1.7 Pension Plans. Any of the following events shall occur with respect to any Pension Plan or Multiemployer Plan (as applicable):

        (a) the termination of any Pension Plan if, as a result of such termination, any Borrower would be required to make a contribution to such Pension Plan, or would reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,250,000;

        (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA or Section 412(n) of the Code in an amount in excess of $625,000; or

        (c) a withdrawal by any Borrower or any member of the Controlled Group from a Multiemployer Plan as a result of which any Borrower incurs, or in the reasonable opinion of the US Agent, is likely to incur a liability or obligation in excess of $1,250,000.

        SECTION 10.1.8 Change in Control. Any Change in Control shall occur.

        SECTION 10.1.9 Bankruptcy, Insolvency, etc. Any of the following shall occur:

        (a) the US Borrower or any of its Significant Subsidiaries shall apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the US



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Borrower or any of its Subsidiaries or any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

        (b) the US Borrower or any of its Significant Subsidiaries shall in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the US Borrower or any of its Significant Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the US Borrower and each Significant Subsidiary hereby expressly authorizes the Agents, the Issuers and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

        (c) the US Borrower or any of its Significant Subsidiaries shall permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the US Borrower or any of its Significant Subsidiaries, and, if any such case or proceeding is not commenced by the US Borrower or such Significant Subsidiary, such case or proceeding shall be consented to or acquiesced in by the US Borrower or such Significant Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the US Borrower and each Significant Subsidiary hereby expressly authorizes the Agents, the Issuers and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

        (d) the US Borrower or any Significant Subsidiary take any action (corporate or otherwise) authorizing any of the foregoing;

        (e) a creditor or encumbrancer attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any part of the undertaking, assets, properties, rights or revenues of the UK Borrower or any of its Significant Subsidiaries and such attachment or process is not discharged within seven days;

        (f) the UK Borrower or any of its Significant Subsidiaries suspends payment of its debts or is, or is deemed for the purposes of any applicable law to be, unable to pay its debts as they fall due or admits inability to pay its debts as they fall due or commences negotiations with all or any class of its creditors with a view to the general readjustment or rescheduling of all or any class of its Indebtedness or proposes or enters into any assignment, composition or other arrangement for the benefit of its creditors generally or any class of creditors;

        (g) a meeting of the UK Borrower or any of its Significant Subsidiaries is convened for the purpose of considering any resolution for (or to petition for) its winding-up or its administration or any such resolution is passed, or any person presents a petition for the winding-up or for the administration of the UK Borrower or any of its Significant Subsidiaries or any order for the winding-up or administration of the UK Borrower or any of its Significant Subsidiaries is made or any other step (including petition, proposal or convening a meeting) is taken with a view to the rehabilitation, administration, custodianship, liquidation, winding-up or



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dissolution of the UK Borrower or any of its Significant Subsidiaries or any
other insolvency or moratorium proceedings involving the UK Borrower or any of its Significant Subsidiaries; or

        (h) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer is appointed in respect of the UK Borrower or any of its Subsidiaries or any part of its assets or the directors of the UK Borrower or any of its Significant Subsidiaries request the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer or any other steps are taken to enforce any security interest or other Lien over any assets of the UK Borrower or any of its Significant Subsidiaries.

Notwithstanding anything to the contrary contained in this Section 10.1.9, the voluntary liquidation, dissolution or winding up of a Subsidiary into a Wholly-owned Subsidiary of any Borrower or into either Borrower shall not constitute an Event of Default under this Section 10.1.9.

        SECTION 10.1.10 Impairment of Security, etc. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be in full force and effect or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrowers or any other Obligor shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

        SECTION 10.1.11 Subordinated Notes. The subordination provisions relating to any Subordinated Note, Loan Stock or any guarantee thereof (the "Subordination Provisions") shall fail to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or the principal or interest on any Loan, any Reimbursement Obligation or other monetary Obligations shall fail to constitute "Senior Debt" or similar term (as defined in any Subordinated Note or any Loan Stock instrument); or the US Borrower or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, or (ii) that any of such Subordination Provisions exist for the benefit of the Agents, the Issuers and the Lenders.

        SECTION 10.1.12 Redemption. Any Subordinated Noteholder shall obtain a judgment requiring rescission thereof or damages or injunctive relief relating thereto; or any event shall occur which, under the terms of any agreement or indenture relating to the Subordinated Note shall require the US Borrower to purchase, redeem or otherwise acquire or offer to purchase, redeem or otherwise acquire all or any portion of the principal amount of the Subordinated Debt to the extent such action is not permitted by any Guaranty; or US Borrower shall for any other reason purchase, redeem or otherwise acquire or offer to purchase, redeem or otherwise acquire, or make any other payments in respect of the principal amount of the Subordinated Debt to the extent such action is not permitted under this Agreement.

        SECTION 10.2. Action if Bankruptcy, etc. If any Event of Default described in Section 10.1.9 shall occur with respect to the US Borrower or the UK Borrower, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding


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principal amount of all outstanding Loans and all other Obligations, other than any Hedging Obligations, shall automatically be and become immediately due and payable, without notice or demand.

        SECTION 10.3. Action if Other Event of Default. If any other Event of Default (other than an Event of Default described in Section 10.1.9 with respect to the US Borrower or the UK Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Agents, upon the direction of the Required Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other Obligations (other than any Hedging Obligations) to be due and payable and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment and/or the Commitments shall terminate.

                                  ARTICLE XI.

                                   THE AGENTS

        SECTION 11.1. Actions. Each Lender hereby appoints Scotiabank as the US Agent, the UK Agent and the Collateral Agent, respectively, and authorizes the Agents to appoint from time to time on behalf of all Lenders one or more Co-Agents under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agents to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agents (with respect to which the Agents agree that they will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of Agents by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agents, ratably in accordance with their respective Term Loans outstanding and Commitments (or, if no Term Loans or Commitments are at the time outstanding and in effect, then ratably in accordance with the principal amount of Term Loans held by such Lender, and their respective Commitments as in effect in each case on the date of the termination of this Agreement), from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agents in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agents are not reimbursed by the Borrowers or any other Obligor (and without limiting the obligation of the Borrowers or any other Obligor to do so); provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agents' gross negligence or willful misconduct. The Agents shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agents shall be or become, in the Agents' determination, inadequate, the Agents may call for



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additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

        SECTION 11.2. Funding Reliance, etc. Unless the applicable Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., Local Time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, such Agent may assume that such Lender has made such amount available to such Agent and, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to such Agent, such Lender severally agrees and such Borrower agrees to repay such Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such Agent made such amount available to such Borrower to the date such amount is repaid to such Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

        SECTION 11.3. Exculpation. Neither the Agents or any Co-Agent nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any Recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrowers of their obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. The Agents shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agents believe to be genuine and to have been presented by a proper Person.

        SECTION 11.4. Successor. Any Co-Agent may resign as such upon one Business Day's notice to the Borrowers and the Agents. Any Agent may resign as such at any time upon at least 30 days' prior notice to the Borrowers and all Lenders. If an Agent at any time shall resign, the Required Lenders may, with the prior consent of the Borrowers (which consent shall not be unreasonably withheld), appoint another Lender as a successor Agent which shall thereupon become the an Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the applicable Agent, the provisions of



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        (a) this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement; and

        (b) Section 10.3 and Section 12.4 shall continue to inure to its benefit.

        SECTION 11.5. Credit Extensions by each Agent. Each Agent shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent. Each Agent and its respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the US Borrower or any Subsidiary or Affiliate of the US Borrower as if such Agent were not an Agent hereunder.

        SECTION 11.6. Credit Decisions. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrowers, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

        SECTION 11.7. Copies, etc. The Agents shall give prompt notice to each Lender of each notice or request required or permitted to be given to such Agent by any Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by such Borrower). The Agents will distribute to each Lender each document or instrument received for its account and copies of all other communications received by such Agent from any Borrower for distribution to the Lenders by such Agent in accordance with the terms of this Agreement.

        SECTION 11.8. The Co-Agents. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, none of the Co-Agents, in such capacity, shall have any rights, duties or responsibilities under this Agreement or any other Loan Document, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any of such Co-Agent in such capacity.

                                  ARTICLE XII.

                            MISCELLANEOUS PROVISIONS

        SECTION 12.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document (other than any Rate Protection Agreement) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Required Lenders; provided, however, no such amendment, modification or waiver which would:



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        (a) modify any requirement hereunder that any particular action be taken by all the Lenders or the Supermajority Lenders shall be effective unless consented to by each Lender or the Supermajority Lenders, respectively;

        (b) modify this Section 12.1, or clause (a) of Section 12.10, change the definition of "Required Lenders", increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in Article V, release any Subsidiary Guarantor from its obligations under any Subsidiary Guaranty or all or substantially all of collateral security (except in each case as otherwise specifically provided in a Loan Document) or extend any Commitment Termination Date shall be made without the consent of each Lender adversely affected thereby;

        (c) extend the due date for, or reduce the amount of, any scheduled repayment or any prepayment of principal of or interest on or fees payable in respect of any Loan (or reduce the principal amount of or rate of interest on or fees payable in respect of any Loan) or any Reimbursement Obligation (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor) shall be made without the consent of the holder of the Note evidencing such Loan, or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation;

        (d) affect adversely the interests, rights or obligations of any Agent (in its capacity as Agent), any Issuer (in its capacity as Issuer), or the US Swing Line Lender (in its capacity as US Swing Line Lender) unless consented to by such Agent, such Issuer or the US Swing Line Lender, as the case may be; or

        (e) have the effect (either immediately or at some later time) of enabling the Borrowers to satisfy a condition precedent to the making of a Revolving Loan or the issuance of a Letter of Credit without the consent of Lenders holding at least 51% of the aggregate outstanding principal amount of the Revolving Loans or, if no Revolving Loans are outstanding, at least 51% of the Revolving Loan Commitments.

        Notwithstanding the foregoing, any amendment, modification or waiver pursuant to Section 2.7 can be effected by an Incremental Facility Supplement signed by each of the Borrowers, each Additional Lender party thereto and the US Agent.

        No failure or delay on the part of the any Agent, any Lender, any Issuer or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrowers in any case shall entitle them to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, any Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

        SECTION 12.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by



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facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature (with respect to the Borrowers) and at its address or facsimile number set forth on Schedule III hereto (with respect to the Lenders) or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (telephonic confirmation in the case of facsimile).

        SECTION 12.3. Payment of Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable expenses of the Agents (including the reasonable fees and out-of-pocket expenses of one firm of counsel to the Agents and of local or special expert counsel, if any, who may be retained by counsel to the Agents) in connection with

        (a) the syndication by the Agents of the Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

        (b) the filing, recording, refiling or rerecording of each Mortgage, each Pledge Agreement and each Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of such Mortgage, Pledge Agreement or Security Agreement; and

        (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrowers further agree jointly and severally to pay, and to save the Agents, the Issuers and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions made hereunder, or the issuance of the Notes and Letters of Credit or any other Loan Documents. The Borrowers also agree jointly and severally to reimburse the Agents and the Lenders upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agents, the Issuers or the Lenders in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and
(y) following the occurrence and during the continuance of an Event of Default, the enforcement of any Obligations.

        SECTION 12.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrowers, jointly and severally, hereby indemnify, exonerate and hold the Agents, the Issuers and each Lender and each of their respective Affiliates, and each of their respective partners, officers, directors, employees and agents, and each other Person controlling any of the foregoing within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the



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Exchange Act (collectively, the "Indemnified Parties"), free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses actually incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

        (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

        (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties;

        (c) any investigation (where Indemnified Party has a reasonable basis to investigate), litigation or proceeding related to any acquisition or proposed acquisition by the US Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not such Agent, such Issuer or such Lender is party thereto;

        (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the US Borrower's or any of its Subsidiaries' compliance with or liability under Environmental Law or the Release by the US Borrower or any of its Subsidiaries of any Hazardous Material; or

        (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the US Borrower or any Subsidiary thereof of any Hazardous Material present on or under such property in a manner giving rise to liability at or prior to the time the US Borrower or such Subsidiary owned or operated such property (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the US Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. The Borrowers and their permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, the Agents, the Issuers or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrowers' obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrowers with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. No Lender, Issuer or Agent shall be liable for punitive, consequential or exemplary damages for any reason in connection with any of the Loan Documents.



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        SECTION 12.5. Survival. The obligations of the Borrowers and the Agent, if any, under Article VI and Sections 12.3 and 12.4, and the obligations of the Lenders under Sections 6.8 and 11.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments, but such Obligations shall not be secured pursuant to any Loan Document as of the date (the "Termination Date") when all Commitments have terminated, all Letters of Credit have expired or terminated or been cash collateralized in an amount and in a manner satisfactory to the US Issuer and the UK Issuer and the Credit Extensions and all other Obligations due and payable at such terminations have been paid in full (except to the extent that (i) the Agents have notified any Borrower that a claim has been asserted or is likely to be asserted (whether before or after the date of termination) for which reimbursement would constitute an Obligation and (ii) the Borrowers have not deposited with the Agents cash collateral in an amount equal to the amount of such Obligation). The representations and warranties made by the Borrowers and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

        SECTION 12.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 12.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

        SECTION 12.8. Execution in Counterparts, Effectiveness, etc. (a) This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrowers, the Issuers and the Agents and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when (i) counterparts hereof executed on behalf of the Borrowers, the Issuers and the Required Lenders (or notice thereof satisfactory to the Agents) shall have been received by the Agents and notice thereof shall have been given by the Agents, the Issuers, and the Borrowers and each Lender and (ii) all conditions set forth in Section 7.3 shall have been satisfied. Notwithstanding anything to the contrary contained herein, prior to the satisfaction of conditions set forth in Section 7.3, the following amendment to the Original Credit Agreement set forth in clause (b) of this Section 12.8 shall become effective when (a) counterparts hereof executed on behalf of the Borrowers, the Issuers and the Required Lenders (or notice thereof satisfactory to the Agents) shall have been received by the Agents and
(b) the US Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 5.3.2 and 5.3.3, if then invoiced. Such fees, costs and expenses shall be nonrefundable.

        (b) Notwithstanding anything to the contrary contained in the Original Credit Agreement, the US Borrower may incur the Indebtedness referred to in
Section 9.2.2(h)(ii); provided that on or before November 15, 2001 (i) all conditions set forth in

Section 7.3 shall have been satisfied or (ii) such Indebtedness referred to in
Section 9.2.2(h)(ii) and the proceeds of common equity issued by the US Borrower in connection with the Raven Acquisition shall have been repaid in full together with interest thereon, but without any penalty or premium. The undersigned Agents and Lenders hereby consent to (x) the amendment and restatement effected by the 2001 12% Subordinated Note Agreement and (y) the repayment of Indebtedness and equity proceeds referred to in subclause (ii) of this clause
(b).

        In the event the conditions set forth in Section 7.3 are not satisfied on or before November 15, 2001, the Original Credit Agreement shall remain in full force and effect.

        SECTION 12.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT (EXCEPT AS OTHERWISE PROVIDED THEREIN) SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        SECTION 12.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

        (a) the Borrowers may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agents and all Lenders; and

        (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 12.11.

        SECTION 12.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons, on a non pro rata basis, in accordance with this Section 12.11.

        SECTION 12.11.1 Assignments. Any Lender,

        (a) with the written consents of the US Borrower, the applicable Issuer and the applicable Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrowers, shall not be required if a Default or an Event of Default shall have occurred and be continuing), may at any time assign and delegate to one or more commercial banks or other financial institutions, and

        (b) with notice to the US Borrower and the applicable Agent, but without the consent of either Borrower or the Agents, may (i) in the case of the US Loans, assign and delegate to any of its United States Affiliates or to any other US Lender or any United States Approved Fund and (ii) in the case of the UK Loans, assign and delegate to any of its United Kingdom Affiliates or to any other United Kingdom Lender or any United Kingdom Approved Fund (each Person described in either of the foregoing clauses (a) and (b) as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans, participations in Letters of Credit and Letter of Credit Outstandings with respect thereto and Commitments (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans, participations in Letters of Credit and US Swing Line Loans and US Term A Loans and US Term B Loans) in a minimum aggregate amount of $1,000,000 (if such assignment and delegation is to a then existing Lender) and (ii) $2,500,000 (if such assignment and delegation is to a Person not then a Lender) or the then remaining amount of a Lender's Loans and Commitments; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 6.6 and the Borrowers, each other Obligor and the Agents shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the applicable Borrower and the applicable Agent by such Lender and such Assignee Lender;

                (ii) such Assignee Lender shall have executed and delivered to the Borrowers and the Agents a Lender Assignment Agreement, accepted by the applicable Agent; and

                (iii) the processing fees described below shall have been paid.

Notwithstanding the foregoing, any assignment or delegation by any UK Lender or US Lender of all or any portion of its Revolving Loan Commitments shall require the consent of the US Agent and the applicable Issuer and, if any such assignment or delegation is to a fund or an Approved Fund, such Assignee must represent and warrant that it has the financial resources to fulfill its commitments hereunder.

        From and after the date that the applicable Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within ten Business Days after its receipt of notice that the applicable Agent has received an executed Lender Assignment Agreement, the Borrowers shall execute and deliver to the Agents (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments to the extent requested by such Assignee Lender and, if the assignor Lender has retained Loans and Commitments hereunder and Notes were previously issued to such Lender, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes, if any. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrowers. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agents upon delivery of any Lender Assignment Agreement in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or if such assignment and delegation is by a Lender to the Federal Reserve Bank, as provided below. Any attempted assignment and delegation not made in accordance with this Section
12.11.1 shall be null and void. Notwithstanding any other term of this Section 12.11.1, the agreement of the US Swing Line Lender to provide the US Swing Line Loan Commitment shall not impair or otherwise restrict in any manner the ability of the US Swing Line Lender to make any assignment of its Loans or Commitments, it being understood and agreed that the US Swing Line Lender may terminate its US Swing Line Loan Commitment, to the extent such US Swing Line Commitment would exceed its US Revolving Loan Commitment after giving effect to such assignment, in connection with the making of any assignment, if and to the extent its US Swing Line Commitment is assumed by another Lender. Nothing contained in this
Section 12.11.1 shall prevent or prohibit (i) any Lender from creating a security interest in or pledging all or any portion of its rights under and interest in this Agreement and the Notes held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or U.S. Treasury Regulation 31 C.F.R. Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law, and (ii) any Lender that is a fund that invests in bank loans may, without the consent of the Agents or the Borrowers, pledge all or any part of its rights under and interest in this Agreement and the Notes to any trustee or to any other representative of holders of obligations owed or securities issued by such fund as security for such obligations or securities; provided that any transfer to any Person upon the enforcement of such pledge or security interest may only be made subject to this
Section 12.11.1.

        SECTION 12.11.2 Participations. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

        (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

        (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

        (c) the Borrowers and each other Obligor and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

        (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any

Participant that such Lender will not, without such Participant's consent, agree to (i) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to, (ii) a decrease in the principal amount, or an extension of the final Stated Maturity Date, of any Loan in which such Participant has purchased a participating interest or (iii) a release of all or substantially all of the collateral security under the Loan Documents or all or substantially all of the Subsidiary Guarantors under any Subsidiary Guaranty, in each case except as otherwise specifically provided in a Loan Document; and

        (e) Any amount payable under Article VI or Sections 12.3 and 12.4 shall be determined as if no participating interest had been sold.

        SECTION 12.12. Other Transactions. Nothing contained herein shall preclude the Agents, the Issuers or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrowers or any of its Affiliates in which the Borrowers or such Affiliate is not restricted hereby from engaging with any other Person.

        SECTION 12.13. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE BORROWERS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE US AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWERS IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWERS TO THIS AGREEMENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT A BORROWERS HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT,

ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWERS HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        SECTION 12.14. Waiver of Jury Trial. THE AGENTS, THE ISSUERS, THE LENDERS AND THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE ISSUERS, THE LENDERS OR THE BORROWERS. THE BORROWERS ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE ISSUERS, THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

        SECTION 12.15. Confidentiality. The Agents, the Lenders and the Issuers shall hold all confidential information obtained pursuant to or in connection with this Agreement or obtained by such Agent, Lender or Issuer based on a review of the books and records of the US Borrower or any of its Subsidiaries in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure (x) of any information that becomes public other than by virtue of a breach by such Agent, Lender or Issuer of its obligations under this Section 12.15, (y) to the National Association of Insurance Commissioners and (z) to rating agencies, any of their examiners, Affiliates, outside auditors, counsel, any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this
Section 12.15) and other professional advisors in connection with this Agreement or as reasonably required by any potential bona fide transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that in the case of clause (z),

        (a) prior to any such disclosure pursuant to this Section 12.15, each Lender shall notify such bona fide transferee, participant and assignee receiving a disclosure of non-public information that by accepting such information that:

                (i) they shall be bound by this Section 12.15; and

                (ii) they shall require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 12.15; and

        (b) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the US Borrower or any of its Subsidiaries.

        SECTION 12.16. Special Funding Option. (a) Notwithstanding anything to the contrary contained herein, any Lender (for the purposes of this Section 12.16, a "Granting Lender") may grant to a special purpose funding vehicle (for the purposes of this Section 12.16, an "SPC") the option to make, on behalf of such Granting Lender, all or a portion of the Loans which such Granting Lender is obligated to make (a "Funding Obligation") under the US Revolving Facility or the UK Revolving Facility, such option to be exercisable in the sole discretion of the SPC, provided, however, that

                (i) such Granting Lender's obligations under this Agreement and the Loan Documents shall remain unchanged, including without limitation the indemnification obligations of the Granting Lender pursuant to
        Section 12.4;

                (ii) such Granting Lender shall remain solely responsible to the other parties hereto for the performance of all Funding Obligations;

                (iii) the Borrowers and the Lenders shall continue to deal solely and directly with such Granting Lender in connection with such Granting Lender's rights and obligations under this Agreement; the applicable Agent shall continue to deal directly with the Granting Lender as agent for the SPC with respect to distribution of payment of principal, interest and fees, notices of conversion and continuation and all other matters;

                (iv) such Granting Lender shall retain the sole right to enforce the obligations of the Borrowers relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provisions of this Agreement, each of which may, if so agreed in writing between the Granting Lender and the SPC, require the prior consent of any such SPC which has exercised the option to undertake the Funding Obligation in connection with such Granting Lender's Commitments and Obligations owing thereto before the Granting Lender approves any such amendment, modification or waiver;

                (v) the granting of such option shall not constitute an assignment to or participation of such SPC of or in the Granting Lender's Commitments and Obligations owing thereto;

                (vi) such SPC shall not become a Lender hereunder as a result of the granting of such option;

                (vii) such SPC shall not become obligated or committed to make Loans as a result of the granting of such option;

                (viii) if such SPC elects not to exercise such option or otherwise fails to make all or any part of a Loan, the Granting Lender shall retain its Funding Obligation and be obligated to make the entire Loan or any portion of such Loan not made by such SPC; and

                (ix) any SPC may, with notice to, but without the prior written consent of, the Borrowers and the applicable Agent and without paying any processing fee therefor, assign all or a portion of its interests as a participant or subparticipant in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrowers and such Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans.

        (b) Loans made by an SPC hereunder shall be deemed to satisfy the Funding Obligation and utilize the Revolving Loan Commitment of the Granting Lender as if, and to the same extent, such Loans were made by such Granting Lender.

        (c) Each party hereto agrees that no SPC shall be liable for any indemnity or payment under this Agreement for which a Granting Lender would otherwise be liable so long as, and to the extent that, the Granting Lender provides such indemnity or makes such payment. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior Indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof arising out of or relating to transactions under this Agreement or the other Loan Documents.

        (d) Notwithstanding anything to the contrary contained in this Agreement, an SPC may disclose on a confidential basis any nonpublic information relating to Loans made by such SPC hereunder to any rating agency, commercial paper dealer or provider of any surety or guarantee to such SPC.

        (e) This Section 12.16 may not be amended without the prior written consent of the Granting Lenders on behalf of which each SPC has made all or any part of its Loans which remain outstanding at the time of such amendment.

        SECTION 12.17. Judgment Currency. The currency in which each Loan made hereunder is denominated and the place of payment designated therefor is of the essence. The payment obligation of each Borrower hereunder or any other Loan Document in any designated currency and designated place of payment shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to the currency in which the Loan is denominated and transfer to the designated place of payment under normal banking procedures does not yield the amount owing hereunder at the designated place of payment. In the event that any payment by any Borrower, whether pursuant to a judgment or otherwise, upon such conversion and transfer does not result in payment of such amount in the currency in which such Loan is denominated at the designated place of payment (the "Required Amount"), the applicable Lender or Issuer shall be entitled to demand immediate payment of, and shall have a separate cause of action against such Borrower for, the additional amount necessary to yield the amount of such currency owing hereunder. In the event that any such payment upon such conversion and transfer results in receipt of an amount in excess of the Required Amount, the applicable Lender or Issuer shall refund the amount of such excess to the applicable Borrower.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                      MOBILE STORAGE GROUP, INC.

                                      By: /s/ RONALD F. VALENTA
                                          --------------------------------------
                                          Name: Ronald F. Valenta
                                          Title: President


                                      Address: 2540 Foothill Boulevard
                                               La Crescenta, CA  91214
                                      Facsimile No.:  (818) 541-9260
                                      Attention: James S. Robertson,
                                                 Senior Vice President


                                      with a copy to:


                                      David Reamer, Esq.
                                      Skadden, Arps, Slate, Meagher & Flom LLP
                                      300 South Grand Avenue
                                      Los Angeles, CA 90071
                                      Facsimile No.:  (213) 687-5600

                                      MOBILE STORAGE (U.K.) LIMITED


                                      By: /s/ JAMES S. ROBERTSON
                                         --------------------------------------
                                         Name: James S. Robertson
                                         Title: Director


                                      Address: 2540 Foothill Boulevard
                                               La Crescenta, CA  91214
                                      Facsimile No.:  (818) 541-9260
                                      Attention: James S. Robertson


                                      with a copy to the US Borrower and:


                                      David Stanning, Esq.
                                      BP Collins
                                      Collins House
                                      32-38 Station Road
                                      Gerrards Cross SL9 8EL
                                      England

                                      THE BANK OF NOVA SCOTIA,
                                              as the US Agent, the US Issuer,
                                      the US Swing Line Lender and the
                                      Collateral Agent



                                      By: /s/ JED RICHARDSON
                                         --------------------------------------
                                         Name:  Jed Richardson
                                         Title: Director



                                      THE BANK OF NOVA SCOTIA,
                                              as the UK Agent, the UK Issuer
                                      and the Collateral Agent


                                      By: /s/ JED RICHARDSON
                                         --------------------------------------
                                         Name:  Jed Richardson
                                         Title: Director

                                      UNION BANK OF CALIFORNIA, N.A.
                                      as the Documentation Agent


                                      By: /s/ JON STRAYER
                                         --------------------------------------
                                         Name:  Jon Strayer
                                         Title: Vice President

                                      PNC BANK, NATIONAL ASSOCIATION
                                              as the Syndication Agent


                                      By: /s/ CAROLINE R. WALSH
                                         --------------------------------------
                                         Name:  Caroline R. Walsh
                                         Title: Director

UK Lenders:
                                      SCOTIABANK EUROPE PLC



                                      By: /s/ PETER GIRLING
                                         --------------------------------------
                                         Name:  Peter Girling
                                         Title: Relationship Manager

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:   /s/ CAROLINE R. WALSH
                                         --------------------------------------
                                         Name:  Caroline R. Walsh
                                         Title: Director

US Lenders:

                                      THE BANK OF NOVA SCOTIA,


                                      By:  /s/ JED RICHARDSON
                                         --------------------------------------
                                         Name:  Jed Richardson
                                         Title: Director

                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:  /s/ JON STRAYER
                                         --------------------------------------
                                         Name:  Jon Strayer
                                         Title: Vice President

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:  /s/  CAROLINE R. WALSH
                                         --------------------------------------
                                         Name:  Caroline R. Walsh
                                         Title: Director

                                      U.S. BANK NATIONAL ASSOCIATION



                                      By:  /s/ RICHARD HERNANDEZ
                                         --------------------------------------
                                         Name:  Richard Hernandez
                                         Title: AVP

                                      SUNTRUST BANK



                                      By: /s/ HEIDI N. MERKER
                                         --------------------------------------
                                         Name: Heidi N. Merker
                                         Title: Vice President

                                      KZH SOLEIL LLC



                                      By: /s/ SUSAN LEE
                                         --------------------------------------
                                         Name: Susan Lee
                                         Title: Authorized Agent



                                      KZH SOLEIL-2 LLC


                                      By: /s/ SUSAN LEE
                                         --------------------------------------
                                         Name: Susan Lee
                                         Title: Authorized Agent

SCHEDULE I        -        Disclosure Schedule to Credit Agreement

SCHEDULE II       -        Percentages; Administrative Information

SCHEDULE III      -        LIBOR Offices

SCHEDULE IV       -        Calculation of Mandatory Liquid Asset Cost

SCHEDULE V        -        Certain LIBO Rate and Other Provisions Applicable to
                           UK Loans

SCHEDULE VI       -        Hub Location Leases

EXHIBIT A-1       -        Form of US Revolving Note

EXHIBIT A-2       -        Form of UK Revolving Note

EXHIBIT A-3       -        Form of US Term A Note

EXHIBIT A-4       -        Form of US Term B Note

EXHIBIT A-5       -        Form of UK Term B Note

EXHIBIT A-6       -        Form of US Swing Line Note

EXHIBIT B-1       -        Form of US Borrowing Request

EXHIBIT B-2       -        Form of UK Borrowing Request

EXHIBIT B-3       -        Form of US Issuance Request

EXHIBIT B-4       -        Form of UK Issuance Request

EXHIBIT C-1       -        Form of US Continuation/Conversion Notice

EXHIBIT C-2       -        Form of UK Interest Period Election Notice

EXHIBIT D         -        Form of Lender Assignment Agreement

EXHIBIT E-1       -        Form of Compliance Certificate

EXHIBIT E-2                Form of Closing Date Compliance Certificate

EXHIBIT F-1       -        Form of US Closing Date Certificate

EXHIBIT F-2       -        Form of UK Closing Date Certificate

EXHIBIT G         -        Form of Intercompany Subordination Agreement

EXHIBIT H-1       -        Form of US Borrower Pledge Agreement

EXHIBIT H-2       -        Form of US Subsidiary Pledge Agreement

EXHIBIT H-3       -        Form of US Borrower UK Pledge Agreement
                           (Charge Over Shares)

EXHIBIT I-1       -        Form of US Borrower Security Agreement

EXHIBIT I-2       -        Form of UK Borrower Security Agreement (Debenture)

EXHIBIT I-3       -        Form of US Subsidiary Security Agreement

EXHIBIT I-4       -        Form of UK Subsidiary Security Agreement

EXHIBIT J-1       -        Form of US Borrower Guaranty

EXHIBIT J-2       -        Form of US Subsidiary Guaranty

EXHIBIT J-3       -        Form of UK Subsidiary Guaranty

EXHIBIT K         -        Form of Solvency Certificate

EXHIBIT L         -        Form of Opinion of Special US Counsel
                           to the Borrowers and each Obligor

EXHIBIT M         -        Form of Opinion of Special UK Counsel
                           to the Borrowers and each Obligor

EXHIBIT N-1       -        Form of US Raven Acquisition Closing Date Certificate

EXHIBIT N-2       -        Form of UK Raven Acquisition Closing Date Certificate

EXHIBIT O-1       -        Form of Freepeak Limited Guarantee

EXHIBIT O-2                Form of Freepeak Limited Debenture

EXHIBIT O-3       -        Form of Raven Hire Guarantee and Debenture

EXHIBIT O-4       -        Form of UKLP Guarantee

EXHIBIT O-5                Form of UKLP Pledge Agreement

EXHIBIT O-6       -        Form of MSG Investments Guarantee

EXHIBIT P-1       -        Form of Opinion of Special US Counsel
                           to the Borrowers

EXHIBIT P-2       -        Form of Opinion of Special UK Counsel
                           to the Borrowers



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